UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-4805
Van Kampen Equity Trust

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)          (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 3/31
Date of reporting period: 3/31/09

Item 1. Report to Shareholders.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Utility Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of March 31, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 3/31/09

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the S&P 500® Utilities Index and the S&P 500® Index from 3/31/99 through 3/31/09. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 7/28/93		since 7/28/93		since 8/13/93		since 1/14/09
		w/max		w/max		w/max
		5.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	5.65%	5.26%	5.24%	5.24%	4.79%	4.79%	–7.48%

10-year	2.88	2.27	2.26	2.26	2.11	2.11	—

5-year	2.62	1.41	1.85	1.57	1.86	1.86	—

1-year	–32.56	–36.45	–33.09	–35.65	–33.06	–33.70	—

Past performance is no guarantee of future results and current performance may be lower or higher than the figures shown. For more up-to-date information, including month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12B-1 fees. Figures shown above assume reinvestment of all dividends and capital gains. Periods of less than one year are not annualized.

The Standard & Poor’s 500® Utilities Index (S&P 500® Utilities Index) is an unmanaged index that reflects the general performance of utility stocks. The Standard & Poor’s 500® Index (S&P 500®) measures the performance the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Indexes are unmanaged and do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the 12-month period ended March 31, 2009

Market Conditions

The year under review was an extremely tumultuous period for the U.S. equity market as the failures and forced mergers of several major financial institutions beginning in the third quarter of 2008 caused a severe loss of confidence among investors and considerable declines in all sectors of the market. The economy deteriorated as the housing market continued to languish, unemployment rose, and corporate earnings weakened. Although the federal government interceded with various measures designed to stimulate the economy and the markets, there were few signs of improvement until the final weeks of the period when stocks rallied, due in part to a better financial outlook

Although the utility sector declined by 29.66 percent during the 12-month reporting period, it outperformed the broad equity market by 8.43 percent, as represented by the S&P 500® Utilities Index and the S&P 500® Index, respectively. Every industry within the S&P 500® Utilities Index (the “Index”) lost value for the period. On an absolute basis, independent power producers lost the most value (down 72.4 percent), declining more than twice that of the Index. Gas utilities also underperformed the Index, albeit to a much lesser extent, declining 39.0 percent. Electric utilities performed relatively in line with the Index, returning –30.6 percent, while multi-utilities lost the least value with a –16.8 return for the period. In terms of contribution to return, electric utilities was the largest driver of Index return due to its near 60 percent weighting within the Index, followed by multi-utilities, independent power producers and gas utilities.

2

Performance Analysis

All share classes of Van Kampen Utility Fund underperformed the S&P 500® Utilities Index (the “Index”) and outperformed the S&P 500® Index for the 12 months ended March 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended March 31, 2009†

			S&P 500®	S&P 500®
Class A	Class B	Class C	Utilities Index	Index

–32.56%	–33.09%	–33.06%	–29.66%	–38.09%

†	Share Classes listed above represent classes with the full 12-month period total returns to report. Class I shares commenced operations on January 14, 2009 and therefore are not listed on the table above.

The performance for the three share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

The primary detractor from the Fund’s relative performance was an overweight allocation relative to the Index in gas utilities, as this was the second-worst performing industry in the Index on an absolute basis. Holdings in water utilities, which are not represented in the Index, also hindered relative returns.

Other investments, however, were additive to performance. In particular, an underweight in electric utilities was the largest positive contributor to relative performance. Favorable stock selection in multi-utilities and independent power producers also helped to enhance returns. Relative performance was also helped by the Fund’s allocation to telecommunications and energy pipelines, neither of which is included in the Index. While both sectors produced negative returns over the period, they lost less value than the other sectors in the Index.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 3/31/09 (Unaudited)

Exelon Corp.	10.6%
Southern Co.	5.8
Dominion Resources, Inc.	5.4
Duke Energy Corp.	5.1
Public Service Enterprise Group, Inc.	5.0
FPL Group, Inc.	4.6
Entergy Corp.	4.2
American Electric Power Co., Inc.	3.7
PG&E Corp.	3.6
FirstEnergy Corp.	3.2

Summary of Investments by Industry Classification as of 3/31/09 (Unaudited)

Electric Utilities	53.5%
Multi-Utilities	29.2
Gas Utilities	7.7
Integrated Telecommunication Services	3.2
Independent Power Producers & Energy Traders	2.4
Wireless Telecommunication Services	0.5
Oil & Gas Storage & Transportation	0.5
Alternative Carriers	0.5
Water Utilities	0.2

Total Long-Term Investments	97.7
Total Repurchase Agreements	0.5

Total Investments	98.2
Foreign Currency	0.0 *
Other Assets in Excess of Liabilities	1.8

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/08 - 3/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/08	3/31/09	10/1/08-3/31/09

Class A
Actual	$1,000.00	$771.68	$6.27
Hypothetical	1,000.00	1,017.85	7.14
(5% annual return before expenses)

Class B
Actual	1,000.00	768.69	9.61
Hypothetical	1,000.00	1,014.06	10.95
(5% annual return before expenses)

Class C
Actual	1,000.00	769.10	9.62
Hypothetical	1,000.00	1,014.06	10.95
(5% annual return before expenses)

Class I
Actual	1,000.00	925.24	2.39
Hypothetical	1,000.00	1,019.00	5.99
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.42%, 2.18%, 2.18% and 1.19% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period) except for Class I Shares. “Actual” information which reflects the period from Commencement of Operations through March 31, 2009.

Assumes all dividends and distributions were reinvested.

7

Van Kampen Utility Fund
Portfolio of Investments  ■  March 31, 2009

	Number of
Description	Shares	Value

Common Stocks 95.1%
Alternative Carriers 0.5%
Colt Telecom Group SA (Luxembourg) (a)	495,513	$615,751

Electric Utilities 52.4%
Allegheny Energy, Inc.	73,951	1,713,445
American Electric Power Co., Inc.	177,880	4,493,249
Duke Energy Corp.	427,802	6,126,125
Edison International, Inc.	60,784	1,751,187
Electricite de France (France)	16,461	646,465
Endesa, SA (Spain)	23,021	430,758
Enel SpA (Italy)	317,851	1,524,499
Entergy Corp.	74,689	5,085,574
E.ON AG (Germany)	24,328	677,177
Equatorial Energia SA (Brazil)	36,892	183,526
Exelon Corp.	280,998	12,754,499
FirstEnergy Corp.	101,145	3,904,197
Fortis, Inc. (Canada)	32,644	573,238
Fortum Oyj (Finland)	33,337	634,559
FPL Group, Inc.	110,763	5,619,007
Iberdrola SA (Spain)	99,084	695,761
IDACORP, Inc.	40,863	954,560
Iride SpA (Italy)	398,382	475,795
Northeast Utilities	16,000	345,440
Pepco Holdings, Inc.	32,265	402,667
Pinnacle West Capital Corp.	3,200	84,992
PPL Corp.	77,210	2,216,699
Progress Energy, Inc.	72,497	2,628,741
Southern Co.	228,527	6,997,497
Tohoku Electric Power Co., Inc. (Japan)	54,500	1,197,021
Tokyo Electric Power Co., Inc. (Japan)	23,500	586,624
UIL Holdings Corp.	27,602	616,077

		63,319,379

Gas Utilities 7.7%
AGL Resources, Inc.	43,200	1,146,096
Atmos Energy Corp.	110,801	2,561,719
Enagas (Spain)	41,687	591,296
Energen Corp.	27,848	811,212
EQT Corp.	19,680	616,574
Gas Natural SDG SA (Spain)	27,373	374,344
Nicor, Inc.	1,500	49,845
Osaka Gas Co., Ltd. (Japan)	188,000	586,412
Questar Corp.	25,884	761,766
Snam Rete Gas SpA (Italy)	124,221	666,789
Tokyo Gas Co., Ltd. (Japan)	169,783	592,965
UGI Corp.	23,232	548,508

		9,307,526

8
See Notes to Financial Statements

Van Kampen Utility Fund
Portfolio of Investments  ■  March 31, 2009  continued

	Number of
Description	Shares	Value

Independent Power Producers & Energy Traders 2.4%
AES Corp. (a)	98,219	$570,652
Constellation Energy Group, Inc.	36,069	745,185
Drax Group PLC (United Kingdom)	161,104	1,191,861
Dynegy, Inc., Class A (a)	21,200	29,892
TransAlta Corp. (Canada)	23,200	339,499

		2,877,089

Integrated Telecommunication Services 1.8%
CenturyTel, Inc.	15,329	431,051
Embarq Corp.	38,116	1,442,691
Manitoba Telecom Services, Inc. (Canada)	6,017	152,477
Verizon Communications, Inc.	5,619	169,694

		2,195,913

Multi-Utilities 29.2%
AGL Energy Ltd. (Australia)	68,122	709,836
Ameren Corp.	31,363	727,308
Canadian Utilities, Ltd., Class A (Canada)	5,600	163,230
CenterPoint Energy, Inc.	50,555	527,289
Centrica PLC (United Kingdom)	70,711	231,223
CMS Energy Corp.	6,700	79,328
Consolidated Edison, Inc.	75,865	3,005,013
Dominion Resources, Inc.	210,092	6,510,751
DTE Energy Co.	19,899	551,202
GDF Suez (France)	18,632	640,609
Integrys Energy Group, Inc.	2,400	62,496
National Grid PLC (United Kingdom)	76,324	586,802
NiSource, Inc.	152,505	1,494,549
PG&E Corp.	113,566	4,340,492
Public Service Enterprise Group, Inc.	203,642	6,001,330
RWE AG (Germany)	9,492	667,339
SCANA Corp.	51,558	1,592,627
Sempra Energy	68,003	3,144,459
TECO Energy, Inc.	74,696	832,860
Wisconsin Energy Corp.	14,211	585,067
Xcel Energy, Inc.	151,819	2,828,388

		35,282,198

Oil & Gas Storage & Transportation 0.5%
Euronav SA (Belgium)	22,490	330,963
Ship Finance International, Ltd. (Bermuda)	46,087	302,331

		633,294

Water Utilities 0.2%
Sociedad General de Aguas de Barcelona SA Class A (Spain)	11,036	168,413

9
See Notes to Financial Statements

Van Kampen Utility Fund
Portfolio of Investments  ■  March 31, 2009  continued

	Number of
Description	Shares	Value

Wireless Telecommunication Services 0.4%
Mobistar SA (Belgium)	3,473	$219,560
Sprint Nextel Corp. (a)	74,155	264,733

		484,293

Total Common Stocks 95.1%		114,883,856

Preferred Stocks 2.6%
Electric Utilities 1.1%
Eletropaulo Metropolitana SA (Brazil)	98,585	1,387,563

Integrated Telecommunication Services 1.4%
Tele Norte Leste Participacoes SA (Brazil)	86,131	1,206,707
Telecomunicacoes de Sao Paulo SA (Brazil)	20,996	436,166

		1,642,873

Wireless Telecommunication Services 0.1%
Vivo Participacoes, SA (Brazil)	12,747	167,872

Total Preferred Stocks 2.6%		3,198,308

Total Long-Term Investments 97.7% (Cost $134,317,058)		118,082,164

Repurchase Agreements 0.5%
Banc of America Securities ($31,722 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.10%, dated 03/31/09, to be sold on 04/01/09 at $31,722)		31,722
Citigroup Global Markets, Inc. ($152,264 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.14%, dated 03/31/09, to be sold on 04/01/09 at $152,264)		152,264
Citigroup Global Markets, Inc. ($317,216 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.13%, dated 03/31/09, to be sold on 04/01/09 at $317,217)		317,216
JPMorgan Chase & Co. ($95,165 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.14%, dated 03/31/09, to be sold on 04/01/09 at $95,165)		95,165

10
See Notes to Financial Statements

Van Kampen Utility Fund
Portfolio of Investments  ■  March 31, 2009  continued

Description	Value

Repurchase Agreements (Continued)
State Street Bank & Trust Co. ($1,633 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/09, to be sold on 04/01/09 at $1,633)	$1,633

Total Repurchase Agreements 0.5% (Cost $598,000)	598,000

Total Investments 98.2% (Cost $134,915,058)	118,680,164

Foreign Currency 0.0% (Cost $11,698)	11,852

Other Assets in Excess of Liabilities 1.8%	2,165,117

Net Assets 100.0%	$120,857,133

Percentages are calculated as a percentage of net assets.

Certain securities trading in foreign markets that close before the New York Stock Exchange have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. The total market value of these securities is $15,042,823.

(a)	Non-income producing security.

11
See Notes to Financial Statements

Van Kampen Utility Fund
Portfolio of Investments  ■  March 31, 2009  continued

Forward foreign currency contracts outstanding as of March 31, 2009:

			Unrealized
		Current	Appreciation/
	In Exchange for	Value	Depreciation

Long Contracts:
Euro 102,909 expiring 04/17/09	US$	$136,720	$1,708

Hong Kong Dollar 4,435,137 expiring 04/16/09	US$	572,276	50

Japanese Yen 83,585,922 expiring 04/16/09	US$	844,574	(8,867)

Pound Sterling 740,187 expiring 04/16/09	US$	1,062,092	27,846

Total Long Contracts			$20,737

Short Contracts:
Australian Dollar
850,947 expiring 04/16/09	US$	591,087	$(41,758)
102,080 expiring 04/16/09	US$	70,907	(3,933)

			(45,691)

Brazilian Real
7,544,062 expiring 04/17/09	US$	3,240,870	22,132

Canadian Dollar
688,644 expiring 04/16/09	US$	546,209	(8,752)
67,038 expiring 04/16/09	US$	53,172	(607)
195,793 expiring 04/17/09	US$	155,297	(2,330)

			(11,689)

Euro
3,347,615 expiring 04/16/09	US$	4,447,494	(177,545)
1,325,359 expiring 04/16/09	US$	1,760,814	(51,418)
1,731,125 expiring 04/17/09	US$	2,299,891	(67,709)

			(296,672)

Hong Kong Dollar
4,435,137 expiring 04/16/09	US$	572,276	(315)

Japanese Yen
310,591,310 expiring 04/16/09	US$	3,138,297	21,202
51,230,200 expiring 04/17/09	US$	517,650	4,335

			25,537

Pound Sterling
1,164,930 expiring 04/16/09	US$	1,671,554	(60,223)
1,388,461 expiring 04/17/09	US$	1,992,303	(44,194)

			(104,417)

Total Short Contracts			$(411,115)

Total Forward Foreign Currency Contracts			$(390,378)

12
See Notes to Financial Statements

Van Kampen Utility Fund
Financial Statements

Statement of Assets and Liabilities
March 31, 2009

Assets:
Total Investments (Cost $134,915,058)	$118,680,164
Foreign Currency (Cost $11,698)	11,852
Cash	788
Receivables:
Investments Sold	7,327,234
Dividends	316,627
Fund Shares Sold	45,754
Forward Foreign Currency Contracts	77,273
Other	107,938

Total Assets	126,567,630

Liabilities:
Payables:
Investments Purchased	4,419,042
Fund Shares Repurchased	279,296
Distributor and Affiliates	86,598
Investment Advisory Fee	64,601
Interest	66
Forward Foreign Currency Contracts	467,651
Trustees’ Deferred Compensation and Retirement Plans	196,686
Accrued Expenses	196,557

Total Liabilities	5,710,497

Net Assets	$120,857,133

Net Assets Consist of:
Capital (Par value of $.01 per share with an unlimited number of shares authorized)	$152,090,902
Accumulated Undistributed Net Investment Income	3,090,402
Accumulated Net Realized Loss	(17,699,010)
Net Unrealized Depreciation	(16,625,161)

Net Assets	$120,857,133

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $94,526,601 and 6,461,261 shares of beneficial interest issued and outstanding)	$14.63
Maximum sales charge (5.75%* of offering price)	0.89

Maximum offering price to public	$15.52

Class B Shares:
Net asset value and offering price per share (Based on net assets of $16,919,720 and 1,161,689 shares of beneficial interest issued and outstanding)	$14.56

Class C Shares:
Net asset value and offering price per share (Based on net assets of $9,402,113 and 645,794 shares of beneficial interest issued and outstanding)	$14.56

Class I Shares:
Net asset value and offering price per share (Based on net assets of $8,699 and 595 shares of beneficial interest issued and outstanding)	$14.62

*	On sales of $50,000 or more, the sales charge will be reduced.

13
See Notes to Financial Statements

Van Kampen Utility Fund
Financial Statements  continued

Statement of Operations
For the Year Ended March 31, 2009

Investment Income:
Dividends (Net of foreign withholding taxes of $76,819)	$6,250,472
Interest	98,033

Total Income	6,348,505

Expenses:
Investment Advisory Fee	1,151,249
Distribution (12b-1) and Service Fees
Class A	329,928
Class B	312,454
Class C	138,967
Transfer Agent Fees	395,790
Professional Fees	78,918
Reports to Shareholders	76,254
Accounting and Administrative Expenses	57,559
Registration Fees	48,944
Custody	37,497
Trustees’ Fees and Related Expenses	27,334
Other	18,059

Total Expenses	2,672,953
Less Credits Earned on Cash Balances	3,181

Net Expenses	2,669,772

Net Investment Income	$3,678,733

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(17,512,596)
Forward Foreign Currency Contracts	90,727
Foreign Currency Transactions	1,932,981

Net Realized Loss	(15,488,888)

Unrealized Appreciation/Depreciation:
Beginning of the Period	37,800,728

End of the Period:
Investments	(16,234,894)
Forward Foreign Currency Contracts	(390,378)
Foreign Currency Translation	111

(16,625,161)

Net Unrealized Depreciation During the Period	(54,425,889)

Net Realized and Unrealized Loss	$(69,914,777)

Net Decrease in Net Assets From Operations	$(66,236,044)

14
See Notes to Financial Statements

Van Kampen Utility Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	March 31, 2009	March 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$3,678,733	$3,346,688
Net Realized Loss/Gain	(15,488,888)	21,152,792
Net Unrealized Depreciation During the Period	(54,425,889)	(31,542,471)

Change in Net Assets from Operations	(66,236,044)	(7,042,991)

Distributions from Net Investment Income:
Class A Shares	(2,379,717)	(2,475,321)
Class B Shares	(314,613)	(333,185)
Class C Shares	(147,620)	(131,890)
Class I Shares	(59)	-0-

Total Distributions	(2,842,009)	(2,940,396)

Distributions from Net Realized Gain:
Class A Shares	(3,479,847)	-0-
Class B Shares	(749,564)	-0-
Class C Shares	(355,958)	-0-
Class I Shares	-0-	-0-

Total Distributions	(4,585,369)	-0-

Net Change in Net Assets from Investment Activities	(73,663,422)	(9,983,387)

From Capital Transactions:
Proceeds from Shares Sold	33,113,661	64,533,123
Net Asset Value of Shares Issued Through Dividend Reinvestment	6,861,609	2,658,813
Cost of Shares Repurchased	(59,491,691)	(67,437,742)

Net Change in Net Assets from Capital Transactions	(19,516,421)	(245,806)

Total Change in Net Assets	(93,179,843)	(10,229,193)
Net Assets:
Beginning of the Period	214,036,976	224,266,169

End of the Period (Including accumulated undistributed net investment income of $3,090,402 and $219,494, respectively)	$120,857,133	$214,036,976

15
See Notes to Financial Statements

Van Kampen Utility Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended March 31,
Class A Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$22.87	$23.86	$18.90	$17.15	$15.04

Net Investment Income (a)	.45	.40	.31	.33	.45
Net Realized and Unrealized Gain/Loss	(7.79)	(1.03)	5.15	1.94	2.27

Total from Investment Operations	(7.34)	(0.63)	5.46	2.27	2.72

Less
Distributions from Net Investment Income	.36	.36	.50	.52	.61
Distributions from Net Realized Gain	.54	-0-	-0-	-0-	-0-

Total Distributions	.90	.36	.50	.52	.61

Net Asset Value, End of the Period	$14.63	$22.87	$23.86	$18.90	$17.15

Total Return (b)	–32.56%	–2.71%	29.30%	13.24%	18.45%
Net Assets at End of the Period (In millions)	$94.5	$156.1	$159.7	$130.2	$109.5
Ratio of Expenses to Average Net Assets	1.32%	1.21%	1.27%	1.30%	1.31%
Ratio of Net Investment Income to Average Net Assets	2.29%	1.65%	1.50%	1.74%	2.89%
Portfolio Turnover	120%	36%	30%	46%	27%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

16
See Notes to Financial Statements

Van Kampen Utility Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended March 31,
Class B Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$22.77	$23.76	$18.85	$17.13	$15.03

Net Investment Income (a)	.28	.22	.15	.18	.33
Net Realized and Unrealized Gain/Loss	(7.73)	(1.03)	5.14	1.94	2.26

Total from Investment Operations	(7.45)	(0.81)	5.29	2.12	2.59

Less
Distributions from Net Investment Income	.22	.18	.38	.40	.49
Distributions from Net Realized Gain	.54	-0-	-0-	-0-	-0-

Total Distributions	.76	.18	.38	.40	.49

Net Asset Value, End of the Period	$14.56	$22.77	$23.76	$18.85	$17.13

Total Return (b)	–33.09%	–3.45%	28.40%	12.39%	17.54%
Net Assets at End of the Period (In millions)	$16.9	$41.1	$47.5	$44.2	$42.8
Ratio of Expenses to Average Net Assets	2.07%	1.96%	2.03%	2.06%	2.07%
Ratio of Net Investment Income to Average Net Assets	1.42%	.89%	.74%	.99%	2.13%
Portfolio Turnover	120%	36%	30%	46%	27%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

17
See Notes to Financial Statements

Van Kampen Utility Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended March 31,
Class C Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$22.76	$23.75	$18.85	$17.13	$15.02

Net Investment Income (a)	.30	.22	.15	.18	.33
Net Realized and Unrealized Gain/Loss	(7.74)	(1.03)	5.13	1.94	2.27

Total from Investment Operations	(7.44)	(0.81)	5.28	2.12	2.60

Less
Distributions from Net Investment Income	.22	.18	.38	.40	.49
Distributions from Net Realized Gain	.54	-0-	-0-	-0-	-0-

Total Distributions	.76	.18	.38	.40	.49

Net Asset Value, End of the Period	$14.56	$22.76	$23.75	$18.85	$17.13

Total Return (b)	–33.06%	–3.46%	28.34%	12.39%	17.61%
Net Assets at End of the Period (In millions)	$9.4	$16.8	$17.0	$15.0	$14.4
Ratio of Expenses to Average Net Assets	2.07%	1.96%	2.03%	2.06%	2.07%
Ratio of Net Investment Income to Average Net Assets	1.51%	.89%	.74%	.99%	2.13%
Portfolio Turnover	120%	36%	30%	46%	27%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

18
See Notes to Financial Statements

Van Kampen Utility Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

January 14, 2009
(Commencement of
Operations) to
Class I Shares	March 31, 2009

Net Asset Value, Beginning of the Period	$15.92

Net Investment Income (a)	0.15
Net Realized and Unrealized Loss	(1.35)

Total from Investment Operations	(1.20)

Less Distributions from Net Investment Income	.10

Net Asset Value, End of the Period	$14.62

Total Return (b)	–7.48% **
Net Assets at End of the Period (In thousands)	$8.7
Ratio of Expenses to Average Net Assets	1.19%
Ratio of Net Investment Income to Average Net Assets	4.64%
Portfolio Turnover	120%

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

19
See Notes to Financial Statements

Van Kampen Utility Fund
Notes to Financial Statements  ■  March 31, 2009

1. Significant Accounting Policies
Van Kampen Utility Fund (the “Fund”) is organized as a series of Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek to provide its shareholders with capital appreciation and current income. The Fund commenced investment operations on July 28, 1993. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Forward foreign currency contracts are valued using quoted foreign exchange rates. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective April 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the

20

Van Kampen Utility Fund
Notes to Financial Statements  ■  March 31, 2009  continued

reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund’s investments carried at value:

	Assets		Liabilities
		Other	Other
	Investments in	Financial	Financial
Valuation Inputs	Securities	Instruments*	Instruments*

Level 1—Quoted Prices	$103,039,341	-0-	-0-
Level 2—Other Significant Observable Inputs	15,640,823	$77,273	$(467,651)
Level 3—Significant Unobservable Inputs	-0-	-0-	-0-

Total	$118,680,164	$77,273	$(467,651)

*	Other financial instruments include forward foreign currency contracts.

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expense Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Bond discount is accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

21

Van Kampen Utility Fund
Notes to Financial Statements  ■  March 31, 2009  continued

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended March 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At March 31, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $2,855,517, which will expire on March 31, 2017.
At March 31, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$135,965,746

Gross tax unrealized appreciation	$2,920,410
Gross tax unrealized depreciation	(20,205,992)

Net tax unrealized depreciation on investments	$(17,285,582)

E. Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended March 31, 2009 and 2008 were as follows:

	2009	2008

Distributions paid from:
Ordinary income	$2,842,009	$2,940,396
Long-term capital gain	4,585,369	-0-

	$7,427,378	$2,940,396

22

Van Kampen Utility Fund
Notes to Financial Statements  ■  March 31, 2009  continued

Permanent differences, primarily due to the Fund’s net realized losses on foreign currency transactions, resulted in the following reclassifications among the Fund’s components of net assets at March 31, 2009:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$2,034,184	$(2,034,184)	$-0-

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,928,614

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post-October losses of $13,792,803 which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sale transactions.

F. Credits Earned on Cash Balances During the year ended March 31, 2009, the Fund’s custody fee was reduced by $3,181 as a result of credits earned on cash balances.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.65%
Next $500 million	.60%
Over $1 billion	.55%

For the year ended March 31, 2009, the Fund recognized expenses of approximately $13,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

23

Van Kampen Utility Fund
Notes to Financial Statements  ■  March 31, 2009  continued

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended March 31, 2009, the Fund recognized expenses of approximately $59,700 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of ”Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2009, the Fund recognized expenses of approximately $168,700 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $83,900 are included in “Other” assets on the Statement of Assets and Liabilities at March 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended March 31, 2009, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $4,319.
For the year ended March 31, 2009, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund’s Class A Shares of approximately $29,500 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $48,100. Sales charges do not represent expenses of the Fund.

24

Van Kampen Utility Fund
Notes to Financial Statements  ■  March 31, 2009  continued

3. Capital Transactions
For the years ended March 31, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	March 31, 2009		March 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	1,242,357	$24,272,327	1,896,901	$46,683,686
Class B	288,677	6,021,899	442,261	10,812,643
Class C	143,042	2,809,982	285,692	7,036,794
Class I	591	9,453	-0-	-0-

Total Sales	1,674,667	$33,113,661	2,624,854	$64,533,123

Dividend Reinvestment:
Class A	324,364	$5,453,505	93,606	$2,254,666
Class B	59,853	990,551	12,594	301,506
Class C	25,408	417,495	4,289	102,641
Class I	4	58	-0-	-0-

Total Dividend Reinvestment	409,629	$6,861,609	110,489	$2,658,813

Repurchases:
Class A	(1,931,377)	$(36,070,482)	(1,858,450)	$(45,299,929)
Class B	(992,002)	(18,604,002)	(648,876)	(15,681,076)
Class C	(261,823)	(4,817,207)	(268,048)	(6,456,737)
Class I	-0-	-0-	-0-	-0-

Total Repurchases	(3,185,202)	$(59,491,691)	(2,775,374)	$(67,437,742)

4. Redemption Fee
Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended March 31, 2009, the Fund received redemption fees of approximately $8,100, which are reported as part of “Cost of Shares Repurchased” on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. Effective November 3, 2008, the redemption fee is no longer applied.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $206,569,239 and $222,545,198, respectively.

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund’s foreign currency exposure or to generate potential gain. All of the Fund’s portfolio

25

Van Kampen Utility Fund
Notes to Financial Statements  ■  March 31, 2009  continued

holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized.
Purchasing securities or foreign currency on a forward commitment basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities or foreign currency on a forward commitment basis involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forward foreign currency contracts. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

7. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $280,600 and $71,800 for Class B Shares and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Accounting Pronouncements
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

26

Van Kampen Utility Fund
Notes to Financial Statements  ■  March 31, 2009  continued

On April 9, 2009, the Financial Accounting Standards Board issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the assets or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current FAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP 157-4 and the impact it will have on the financial statement disclosures.

27

Van Kampen Utility Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Utility Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Utility Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust) as of March 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Utility Fund of the Van Kampen Equity Trust at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
May 15, 2009

28

Van Kampen Utility Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2009. For corporate shareholders 100% of the distributions qualify for the dividends received deduction. The Fund designated and paid $4,585,369 as a long-term capital gain distribution. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $5,754,225 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

29

Van Kampen Utility Fund
Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

30

Van Kampen Utility Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

31

Van Kampen Utility Fund
Trustees and Officers continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1993	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

32

Van Kampen Utility Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1993	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

33

Van Kampen Utility Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

34

Van Kampen Utility Fund
Trustees and Officers continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1993	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

35

Van Kampen Utility Fund
Trustees and Officers  continued

Officers
Term of
	Position(s)	Office and
Name, Age and	Held with	Length of	Principal Occupation(s)
Address of Officer	Fund	Time Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

36

Van Kampen Utility Fund
Trustees and Officers continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

37

Van Kampen Utility Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen Utility Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Utility Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen Utility Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen Utility Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

184, 384, 584
UTLFANN 5/09
IU09-02093P-Y03/09

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Mid Cap Growth Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of March 31, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I and R share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 3/31/09

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Russell Midcap® Growth Index from 3/31/99 through 3/31/09. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares	R Shares
	since 12/27/95		since 12/27/95		since 12/27/95		since 8/12/05	since 7/11/08
		w/max		w/max		w/max
	w/o	5.75%	w/o	5.00%	w/o	1.00%	w/o	w/o
Average Annual	sales	sales	sales	sales	sales	sales	sales	sales
Total Returns	charges	charges	charges	charges	charges	charges	charges	charges

Since Inception	8.40%	7.91%	7.95%	7.95%	7.63%	7.63%	–8.26%	–39.89%

10-year	1.00	0.40	0.38	0.38	0.23	0.23	—	—

5-year	–1.83	–2.98	–2.45	–2.68	–2.57	–2.57	—	—

1-year	–42.02	–45.35	–42.24	–45.09	–42.47	–43.04	–41.86	—

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Class R shares are available for purchase by investors through or in tax exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, non-qualified deferred compensation plans, and employer sponsored 403(b) plans). Class R shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the 12-month period ended March 31, 2009

Market Conditions

Early in the period, the markets turned volatile on the news that several major financial institutions were bankrupt or nearly bankrupt. The government interventions and forced consolidations within the financial sector that followed further drove down investor sentiment. The credit markets froze in response, restricting the lending on which consumers and businesses depended. Furthermore, economic conditions continued to deteriorate, as unemployment rose, retail sales dropped, and consumer confidence plummeted. With the government’s first rescue effort (the Troubled Asset Relief Program) failing to garner investor support, many observers preferred to wait and see what the new presidential administration would propose and the market continued to decline through year end.

The first two months of 2009 saw more of the same market turbulence. The first stimulus plan announced by the new Treasury secretary was disappointing to investors, the health of the financial system still seemed uncertain, and weak economic data continued to fuel assertions that the economy could remain in recession all year. However, in March, a more detailed plan from the government and more positive news from the banking sector led the market to rally. But investors remained wary, as the first quarter earnings were about to be reported (after the close of the period) and expectations for corporate performance were very low.

In the first few months of 2009, Fund performance rebounded significantly from the second half of 2008, yet we have made few changes to the names held in the portfolio. Last year we felt that market volatility was far greater than fundamental business volatility. The market was fearful and rotational, and there was little differentiation on fundamentals and quality. Undoubtedly, the start of 2009 has been rocky. Yet, in our view, we are starting to see some focus on company fundamentals. While there has been little visibility in the short term, we have felt confident that our long-term perspective is likely to fare well over a three- to five-year horizon. The investment team continues to focus on quality—the nature and sustainability of competitive advantage and balance sheet strength.

Performance Analysis

All share classes of Van Kampen Mid Cap Growth Fund underperformed the Russell Midcap® Growth Index (the “Index”) for the 12 months ended March 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended March 31, 2009*

				Russell Midcap®
Class A	Class B	Class C	Class I	Growth Index

–42.02%	–42.24%	–42.47%	–41.86%	–39.58%

*	Share Classes listed above represent classes with the full one year period total returns to the report. Class R shares commenced operations on July 11, 2008 and therefore are not listed on the table above.

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Relative performance was hampered primarily by stock selection in the consumer discretionary sector, although an overweight there did help. Within the sector, holdings in commercial services and hotels/motels were the top detractors from performance. The benefit of an overweight in the financial services sector was overwhelmed by weak stock selection, particularly in the diversified financial services industry. Both stock selection and an underweight in the materials and processing sector further dampened relative returns, due to weakness from building materials stocks.

However, the portfolio did experience positive relative performance elsewhere. Despite the negative influence of an overweight in the other energy sector (which includes oil and natural gas producers), stock selection there contributed positively to relative performance. Within the sector, relative outperformance was attributable more to what we didn’t own than what we did own in the portfolio. The energy sector overall was extremely volatile in the last six months of the period, and we owned natural gas producers with long-lived reserves (in effect, a 30-year reserve, compared to the industry average of six years) that are less dependent on the capital markets for funding, which held up better than some of the oil production companies within the sector. Stock selection in autos and transportation added to relative returns, which more than offset the negative impact of an overweight allocation. As in the other energy sector, our emphasis on certain companies above others within the sector was advantageous to performance. Auto industry stocks were crushed in the latter half of the period; however, we did not own any auto parts/truck holdings in the portfolio. Rather, the Fund’s holdings were in logistic and platform companies, which have performed relatively better than the rest of the sector. Finally, both stock selection and an underweight in health care had the third largest positive effect on relative performance, led by holdings in drugs and pharmaceuticals stocks.

It is our goal to hold a portfolio of high-quality growth stocks in the mid-cap segment of the market that we believe may perform well regardless of the market environment. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high-quality stream of cash flow and earnings growth and the ability to redeploy capital at a high rate of return.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Top 10 Holdings as of 3/31/09 (Unaudited)

Illumina, Inc.	4.8%
Ultra Petroleum Corp.	4.7
Southwestern Energy Co.	4.5
Tencent Holdings Ltd.	4.3
Li & Fung Ltd.	3.2
Martin Marietta Materials, Inc.	3.1
Expeditors International of Washington, Inc.	3.0
Techne Corp.	2.8
Baidu, Inc.—ADR	2.8
Redecard SA	2.7

Summary of Investments by Industry Classification as of 3/31/09 (Unaudited)

Oil & Gas Exploration & Production	11.0%
Internet Software & Services	10.6
Life Sciences Tools & Services	7.7
Air Freight & Logistics	5.4
Health Care Equipment	4.2
Construction Materials	3.7
Application Software	3.6
Education Services	3.3
Distributors	3.2
Diversified Commercial & Professional Services	3.1
Consumer Finance	2.7
Internet Retail	2.6
Hotels, Resorts & Cruise Lines	2.5
Pharmaceuticals	2.4
Specialized Finance	2.3
Restaurants	2.3
Multi-Sector Holdings	2.2
Specialty Chemicals	2.0
Publishing	1.9
Computer Hardware	1.9
Homebuilding	1.8
Broadcasting & Cable TV	1.8
Real Estate Management & Development	1.7
Casinos & Gaming	1.4
Construction & Engineering	1.4
Wireless Telecommunication Services	1.3
Investment Banking & Brokerage	1.3
Apparel Retail	1.3
Advertising	1.2
Environmental & Facilities Services	1.1
Property & Casualty Insurance	1.1
Gas Utilities	1.1
Airport Services	1.0
Diversified Metals & Mining	0.7
Human Resource & Employment Services	0.6
Home Furnishings	0.6
(continued on next page)

Summary of Investments by Industry Classification as of 3/31/09 (Unaudited)
(continued from previous page)

Apparel, Accessories & Luxury Goods	0.5
Asset Management & Custody Banks	0.3

Total Long-Term Investments	98.8
Total Repurchase Agreements	1.2

Total Investments	100.0
Foreign Currency	0.0	*
Liabilities in Excess of Other Assets	(0.0	)*

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/08 - 3/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/08	3/31/09	10/1/08-3/31/09

Class A
Actual	$1,000.00	$709.45	$5.07
Hypothetical	1,000.00	1,019.00	5.99
(5% annual return before expenses)
Class B
Actual	1,000.00	707.80	7.11
Hypothetical	1,000.00	1,016.60	8.40
(5% annual return before expenses)
Class C
Actual	1,000.00	706.49	8.25
Hypothetical	1,000.00	1,015.26	9.75
(5% annual return before expenses)
Class I
Actual	1,000.00	710.20	4.01
Hypothetical	1,000.00	1,020.24	4.73
(5% annual return before expenses)
Class R
Actual	1,000.00	708.47	6.13
Hypothetical	1,000.00	1,017.75	7.24
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.19%, 1.67%, 1.94%, 0.94% and 1.44% for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

Van Kampen Mid Cap Growth Fund
Portfolio of Investments  ■  March 31, 2009

	Number of
Description	Shares	Value

Common Stocks 97.9%
Advertising 1.2%
Groupe Aeroplan, Inc. (Canada)	2,260,500	$14,056,408

Air Freight & Logistics 5.4%
C.H. Robinson Worldwide, Inc.	606,657	27,669,626
Expeditors International of Washington, Inc.	1,258,565	35,604,804

		63,274,430

Airport Services 1.0%
Grupo Aeroportuario del Pacifico SA de CV—ADR (Mexico)	625,239	11,410,612

Apparel, Accessories & Luxury Goods 0.5%
Lululemon Athletica, Inc. (a)	662,104	5,733,821

Apparel Retail 1.3%
Abercrombie & Fitch Co., Class A	625,479	14,886,400

Application Software 3.6%
Autodesk, Inc. (a)	757,500	12,733,575
Salesforce.com, Inc. (a)	894,257	29,269,032

		42,002,607

Asset Management & Custody Banks 0.3%
Calamos Asset Management, Inc., Class A	810,743	3,899,674

Broadcasting & Cable TV 1.8%
Discovery Communications, Inc., Class A (a)	639,936	10,251,775
Discovery Communications, Inc., Class C (a)	764,411	11,198,621

		21,450,396

Casinos & Gaming 1.4%
Wynn Resorts Ltd. (a)	823,031	16,435,929

Computer Hardware 1.9%
Teradata Corp. (a)	1,338,589	21,711,914

Construction & Engineering 1.4%
Aecom Technology Corp. (a)	623,645	16,264,662

Construction Materials 3.7%
Martin Marietta Materials, Inc.	458,134	36,330,026
Texas Industries, Inc.	286,741	7,168,525

		43,498,551

Consumer Finance 2.7%
Redecard SA (Brazil)	2,598,176	31,416,677

Distributors 3.2%
Li & Fung Ltd. (Bermuda)	16,063,939	37,732,629

See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Portfolio of Investments  ■  March 31, 2009  continued

	Number of
Description	Shares	Value

Diversified Commercial & Professional Services 3.1%
Corporate Executive Board Co.	648,524	$9,403,598
IHS, Inc., Class A (a)	645,192	26,569,006

		35,972,604

Diversified Metals & Mining 0.7%
Intrepid Potash, Inc. (a)	444,168	8,194,900

Education Services 3.3%
New Oriental Education & Technology Group, Inc.—ADR (Cayman Islands) (a)	415,043	20,855,911
Strayer Education, Inc.	97,368	17,513,582

		38,369,493

Environmental & Facilities Services 1.1%
Covanta Holding Corp. (a)	1,021,728	13,374,419

Gas Utilities 1.1%
Questar Corp.	421,887	12,416,134

Health Care Equipment 4.2%
Gen-Probe, Inc. (a)	554,412	25,270,099
Intuitive Surgical, Inc. (a)	93,882	8,952,588
Mindray Medical International Ltd., Class A—ADR (Cayman Islands)	800,867	14,824,048

		49,046,735

Home Furnishings 0.6%
Mohawk Industries, Inc. (a)	240,550	7,185,228

Homebuilding 1.8%
Gafisa SA—ADR (Brazil)	843,856	8,430,122
NVR, Inc. (a)	30,935	13,232,446

		21,662,568

Hotels, Resorts & Cruise Lines 2.5%
Ctrip.com International Ltd.—ADR (Cayman Islands)	1,056,587	28,950,484

Human Resource & Employment Services 0.6%
Monster Worldwide, Inc. (a)	915,832	7,464,031

Internet Retail 2.6%
Priceline.com, Inc. (a)	391,214	30,819,839

Internet Software & Services 10.6%
Alibaba.com Ltd. (Cayman Islands) (a)	16,233,400	14,915,966
Baidu, Inc.—ADR (Cayman Islands) (a)	182,449	32,220,493
Equinix, Inc. (a)	235,918	13,246,796
Tencent Holdings Ltd. (Cayman Islands)	6,739,600	50,076,271
Yahoo!, Inc. (a)	1,031,850	13,217,998

		123,677,524

See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Portfolio of Investments  ■  March 31, 2009  continued

	Number of
Description	Shares	Value

Investment Banking & Brokerage 1.3%
Greenhill & Co., Inc.	205,618	$15,184,889

Life Sciences Tools & Services 7.7%
Illumina, Inc. (a)	1,515,824	56,449,286
Techne Corp.	609,538	33,347,824

		89,797,110

Multi-Sector Holdings 2.2%
Leucadia National Corp. (a)	1,743,614	25,962,412

Oil & Gas Exploration & Production 11.0%
PetroHawk Energy Corp. (a)	402,212	7,734,537
Range Resources Corp.	320,080	13,174,493
Southwestern Energy Co. (a)	1,778,750	52,811,087
Ultra Petroleum Corp. (Canada) (a)	1,536,025	55,127,937

		128,848,054

Pharmaceuticals 1.5%
Allergan, Inc.	368,870	17,617,231

Property & Casualty Insurance 1.1%
Alleghany Corp. (a)	47,447	12,850,163

Publishing 1.9%
Morningstar, Inc. (a)	666,023	22,744,685

Real Estate Management & Development 1.7%
Brookfield Asset Management, Inc., Class A (Canada)	1,440,862	19,855,078

Restaurants 2.3%
Starbucks Corp. (a)	2,414,119	26,820,862

Specialized Finance 2.3%
IntercontinentalExchange, Inc. (a)	291,430	21,702,792
Moody’s Corp.	246,455	5,648,749

		27,351,541

Specialty Chemicals 2.0%
Nalco Holding Co.	1,489,679	19,470,105
Rockwood Holdings, Inc. (a)	509,116	4,042,381

		23,512,486

Wireless Telecommunication Services 1.3%
Millicom International Cellular SA (Luxembourg)	152,299	5,641,155
NII Holdings, Inc., Class B (a)	674,181	10,112,715

		15,753,870

Total Common Stocks 97.9%		1,147,207,050

See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Portfolio of Investments  ■  March 31, 2009  continued

	Number of
Description	Shares	Value

Convertible Preferred Stocks 0.9%
Pharmaceuticals 0.9%
Ironwood Pharmaceuticals, Inc. (Acquired 09/11/08, Cost $10,733,208) (a) (b) (c) (d)	894,434	$10,733,208

Total Convertible Preferred Stocks		10,733,208

Total Long-Term Investments 98.8% (Cost $1,802,643,539)		1,157,940,258

Repurchase Agreements 1.2%
Banc of America Securities ($737,608 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.10%, dated 03/31/09, to be sold on 04/01/09 at $737,610)		737,608
Citigroup Global Markets, Inc. ($3,540,516 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.14%, dated 03/31/09, to be sold on 04/01/09 at $3,540,530)		3,540,516
Citigroup Global Markets, Inc. ($7,376,075 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.13%, dated 03/31/09, to be sold on 04/01/09 at $7,376,101)		7,376,075
JPMorgan Chase & Co. ($2,212,822 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.14%, dated 03/31/09, to be sold on 04/01/09 at $2,212,831)		2,212,822
State Street Bank & Trust Co. ($37,979 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/09, to be sold on 04/01/09 at $37,979)		37,979

Total Repurchase Agreements 1.2% (Cost $13,905,000)		13,905,000

Total Investments 100.0% (Cost $1,816,548,539)		1,171,845,258

Foreign Currency 0.0% (Cost $63)		63

Liabilities in Excess of Other Assets 0.0%		(579,229)

Net Assets 100.0%		$1,171,266,092

Percentages are calculated as a percentage of net assets.

Certain securities trading in foreign markets that close before the New York Stock Exchange have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. The total market value of these securities is $102,724,865.

(a)	Non-income producing security.

See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Portfolio of Investments  ■  March 31, 2009  continued

(b)	Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.9% of net assets.

(c)	Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(d)	Security has been deemed illiquid.

ADR—American Depositary Receipt

See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Statements

Statement of Assets and Liabilities
March 31, 2009

Assets:
Total Investments (Cost $1,816,548,539)	$1,171,845,258
Foreign Currency (Cost $63)	63
Cash	752
Receivables:
Investments Sold	12,167,674
Fund Shares Sold	1,855,897
Dividends	1,130,499
Interest	51
Other	263,462

Total Assets	1,187,263,656

Liabilities:
Payables:
Investments Purchased	10,733,958
Fund Shares Repurchased	2,390,521
Distributor and Affiliates	594,868
Investment Advisory Fee	168,345
Trustees’ Deferred Compensation and Retirement Plans	388,051
Accrued Expenses	1,721,821

Total Liabilities	15,997,564

Net Assets	$1,171,266,092

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$2,533,092,434
Accumulated Net Investment Loss	(4,234,358)
Net Unrealized Depreciation	(644,726,665)
Accumulated Net Realized Loss	(712,865,319)

Net Assets	$1,171,266,092

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $848,832,192 and 59,060,423 shares of beneficial interest issued and outstanding)	$14.37
Maximum sales charge (5.75%* of offering price)	0.88

Maximum offering price to public	$15.25

Class B Shares:
Net asset value and offering price per share (Based on net assets of $168,132,333 and 13,260,509 shares of beneficial interest issued and outstanding)	$12.68

Class C Shares:
Net asset value and offering price per share (Based on net assets of $69,521,889 and 5,516,354 shares of beneficial interest issued and outstanding)	$12.60

Class I Shares:
Net asset value and offering price per share (Based on net assets of $84,681,102 and 5,832,690 shares of beneficial interest issued and outstanding)	$14.52

Class R Shares:
Net asset value and offering price per share (Based on net assets of $98,576 and 6,870 shares of beneficial interest issued and outstanding)	$14.35

*	On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Statements  continued

Statement of Operations
For the Year Ended March 31, 2009

Investment Income:
Dividends (Net of foreign withholding taxes of $213,651)	$9,482,567
Interest	253,224

Total Income	9,735,791

Expenses:
Investment Advisory Fee	10,991,480
Distribution (12b-1) and Service Fees
Class A	2,808,576
Class B	1,391,345
Class C	988,558
Class R	264
Transfer Agent Fees	5,951,230
Reports to Shareholders	420,524
Accounting and Administrative Expenses	242,811
Professional Fees	182,091
Custody	143,304
Registration Fees	100,639
Trustees’ Fees and Related Expenses	44,953
Other	67,516

Total Expenses	23,333,291
Expense Reduction	3,305,067
Less Credits Earned on Cash Balances	4,470

Net Expenses	20,023,754

Net Investment Loss	$(10,287,963)

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(332,566,945)
Foreign Currency Transactions	(369,329)

Net Realized Loss	(332,936,274)

Unrealized Appreciation/Depreciation:
Investments	(613,488,521)
Foreign Currency Translation	(24,150)

Net Unrealized Depreciation During the Period	(613,512,671)

Net Realized and Unrealized Loss	$(946,448,945)

Net Decrease in Net Assets From Operations	$(956,736,908)

See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	March 31, 2009	March 31, 2008

From Investment Activities:
Operations:
Net Investment Loss	$(10,287,963)	$(3,060,394)
Net Realized Gain/Loss	(332,936,274)	133,122,917
Net Unrealized Depreciation During the Period	(613,512,671)	(99,339,376)

Change in Net Assets from Operations	(956,736,908)	30,723,147

Distributions from Net Realized Gain:
Class A Shares	(9,851,886)	(123,140,523)
Class B Shares	(2,389,638)	(21,350,283)
Class C Shares	(950,713)	(12,600,645)
Class I Shares	(969,933)	(9,162,618)
Class R Shares	(673)	-0-

	(14,162,843)	(166,254,069)

Return of Capital Distribution:
Class A Shares	(5,087)	-0-
Class B Shares	(1,234)	-0-
Class C Shares	(491)	-0-
Class I Shares	(501)	-0-
Class R Shares	-0-	-0-

	(7,313)	-0-

Total Distributions	(14,170,156)	(166,254,069)

Net Change in Net Assets from Investment Activities	(970,907,064)	(135,530,922)

From Capital Transactions:
Proceeds from Shares Sold *	1,271,916,935	656,557,530
Net Asset Value of Shares Issued Through Dividend Reinvestment	12,589,808	156,526,178
Cost of Shares Repurchased	(653,913,733)	(467,813,665)

Net Change in Net Assets from Capital Transactions	630,593,010	345,270,043

Total Decrease/Increase in Net Assets	(340,314,054)	209,739,121
Net Assets:
Beginning of the Period	1,511,580,146	1,301,841,025

End of the Period (Including accumulated net investment loss of $4,234,358 and $3,948,273, respectively)	$1,171,266,092	$1,511,580,146

*	For the year ended March 31, 2009, Proceeds from Shares Sold includes $784,708,104 of Proceeds from Shares Acquired through Merger. (See footnote 3)

See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended March 31,
Class A Shares	2009		2008		2007		2006		2005

Net Asset Value, Beginning of the Period	$25.07		$26.68		$27.26		$21.37		$19.07

Net Investment Loss (a)	(0.11)		(0.03)		(0.06)		(0.11)		(0.19)
Net Realized and Unrealized Gain/Loss	(10.43)		1.48		0.85		6.72		2.49

Total from Investment Operations	(10.54)		1.45		0.79		6.61		2.30

Less:
Distributions from Net Realized Gain	0.16		3.06		1.37		0.72		-0-
Return of Capital Distributions	0.00	(c)	-0-		-0-		-0-		-0-

Total Distributions	0.16		3.06		1.37		0.72		-0-

Net Asset Value, End of the Period	$14.37		$25.07		$26.68		$27.26		$21.37

Total Return* (b)	–42.02%		3.87%		2.99%		31.18%		12.06%
Net Assets at End of the Period (In millions)	$848.8		$1,154.9		$1,025.4		$784.6		$429.2
Ratio of Expenses to Average Net Assets*	1.19%		1.21%		1.26%		1.32%		1.40%
Ratio of Net Investment Loss to Average Net Assets*	(0.58%	)	(0.09%	)	(0.25%	)	(0.44%	)	(0.93%	)
Portfolio Turnover	29%		60%		61%		86%		96%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.40%		N/A		N/A		1.32%		1.41%
Ratio of Net Investment Loss to Average Net Assets	(0.79%	)	N/A		N/A		(0.44%	)	(0.94%	)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01.

N/A=Not Applicable

See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended March 31,
Class B Shares	2009		2008		2007		2006		2005

Net Asset Value, Beginning of the Period	$22.24		$24.07		$24.92		$19.73		$17.74

Net Investment Loss (a)	(0.16)		(0.16)		(0.24)		(0.27)		(0.31)
Net Realized and Unrealized Gain/Loss	(9.24)		1.39		0.76		6.18		2.30

Total from Investment Operations	(9.40)		1.23		0.52		5.91		1.99

Less:
Distributions from Net Realized Gain	0.16		3.06		1.37		0.72		-0-
Return of Capital Distributions	0.00	(d)	-0-		-0-		-0-		-0-

Total Distributions	0.16		3.06		1.37		0.72		-0-

Net Asset Value, End of the Period	$12.68		$22.24		$24.07		$24.92		$19.73

Total Return* (b)	–42.24%	(c)	3.36%	(c)	2.18%		30.22%		11.22%
Net Assets at End of the Period (In millions)	$168.1		$164.0		$175.0		$178.8		$137.3
Ratio of Expenses to Average Net Assets*	1.58%	(c)	1.73%	(c)	2.02%		2.08%		2.15%
Ratio of Net Investment Loss to Average Net Assets*	(0.94%	)(c)	(0.60%	)(c)	(1.02%	)	(1.24%	)	(1.68%	)
Portfolio Turnover	29%		60%		61%		86%		96%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.81%		N/A		N/A		2.08%		2.16%
Ratio of Net Investment Loss to Average Net Assets	(1.17%	)	N/A		N/A		(1.24%	)	(1.69%	)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

(d)	Amount is less than $0.01.

N/A=Not Applicable

See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended March 31,
Class C Shares	2009		2008		2007		2006		2005

Net Asset Value, Beginning of the Period	$22.19		$24.08		$24.92		$19.73		$17.74

Net Investment Loss (a)	(0.23)		(0.22)		(0.24)		(0.27)		(0.31)
Net Realized and Unrealized Gain/Loss	(9.20)		1.39		0.77		6.18		2.30

Total from Investment Operations	(9.43)		1.17		0.53		5.91		1.99

Less:
Distributions from Net Realized Gain	0.16		3.06		1.37		0.72		-0-
Return of Capital Distributions	0.00	(c)	-0-		-0-		-0-		-0-

Total distributions	0.16		3.06		1.37		0.72		-0-

Net Asset Value, End of the Period	$12.60		$22.19		$24.08		$24.92		$19.73

Total Return* (b)	–42.47%		3.10%		2.22%		30.22%		11.22%
Net Assets at End of the Period (In millions)	$69.5		$103.3		$91.2		$77.0		$44.9
Ratio of Expenses to Average Net Assets*	1.94%		1.97%		2.02%		2.08%		2.15%
Ratio of Net Investment Loss to Average Net Assets*	(1.33%	)	(0.84%	)	(1.01%	)	(1.21%	)	(1.68%	)
Portfolio Turnover	29%		60%		61%		86%		96%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.15%		N/A		N/A		2.08%		2.16%
Ratio of Net Investment Loss to Average Net Assets	(1.54%	)	N/A		N/A		(1.21%	)	(1.69%	)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01.

N/A=Not Applicable

See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

					August 12, 2005
					(Commencement of
	Year Ended March 31,				Operations) to
Class I Shares	2009		2008	2007	March 31, 2006

Net Asset Value, Beginning of the Period	$25.26		$26.80	$27.30	$24.01

Net Investment Income/Loss (a)	(0.06)		0.04	0.01	(0.08)
Net Realized and Unrealized Gain/Loss	(10.52)		1.48	0.86	4.09

Total from Investment Operations	(10.58)		1.52	0.87	4.01

Less:
Distributions from Net Realized Gain	0.16		3.06	1.37	0.72
Return of Capital Distributions	0.00	(c)	-0-	-0-	-0-

Total Distributions	0.16		3.06	1.37	0.72

Net Asset Value, End of the Period	$14.52		$25.26	$26.80	$27.30

Total Return* (b)	–41.86%		4.12%	3.28%	16.93% **
Net Assets at End of the Period (In millions)	$84.7		$89.4	$10.2	$2.9
Ratio of Expenses to Average Net Assets*	0.94%		0.98%	1.02%	1.07%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.31%	)	0.14%	0.05%	(0.48% )
Portfolio Turnover	29%		60%	61%	86%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.15%		N/A	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(0.52%	)	N/A	N/A	N/A

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01

**	Non-Annualized

N/A=Not Applicable

See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

July 11, 2008
(Commencement of
Operations) to
Class R Shares	March 31, 2009

Net Asset Value, Beginning of the Period	$24.15

Net Investment Loss (a)	(0.08)
Net Realized and Unrealized Gain/Loss	(9.56)

Total from Investment Operations	(9.64)

Less:
Distributions from Net Realized Gain	0.16
Return of Capital Distributions	0.00

Total Distributions	0.16

Net Asset Value, End of the Period	$14.35

Total Return* (b)	–39.89% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets*	1.44%
Ratio of Net Investment Loss to Average Net Assets*	(0.66% )
Portfolio Turnover	29%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.76%
Ratio of Net Investment Loss to Average Net Assets	(0.98% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Notes to Financial Statements  ■  March 31, 2009

1. Significant Accounting Policies
Van Kampen Mid Cap Growth Fund (the “Fund”) is organized as a diversified series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek capital growth. The Fund commenced investment operations on December 27, 1995. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares, and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted and listed securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value each business day.
Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective April 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own

Van Kampen Mid Cap Growth Fund
Notes to Financial Statements  ■  March 31, 2009  continued

assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$1,044,482,185
Level 2—Other Significant Observable Inputs	116,629,865
Level 3—Significant Unobservable Inputs	10,733,208

Total	$1,171,845,258

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in
Securities

Balance as of 3/31/08	$-0-
Accrued discounts/premiums	-0-
Realized gain/loss	-0-
Change in unrealized appreciation/depreciation	-0-
Net purchases/sales	10,733,208
Net transfers in and/or out of Level 3	-0-

Balance as of 3/31/09	$10,733,208

Net change in unrealized appreciation/depreciation from investments still held as of 3/31/09	$-0-

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase

Van Kampen Mid Cap Growth Fund
Notes to Financial Statements  ■  March 31, 2009  continued

agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expense Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48), sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended March 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At March 31, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $455,215,365 which will expire according to the following schedule:

Amount	Expiration

$26,774,155	March 31, 2010
333,316,543	March 31, 2011
16,055,903	March 31, 2015
79,068,764	March 31, 2017

Some of the capital loss carryforward above will be limited by Internal Revenue Code Section 382 due to a merger with another regulated investment company.

Van Kampen Mid Cap Growth Fund
Notes to Financial Statements  ■  March 31, 2009  continued

At March 31, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$1,831,510,378

Gross tax unrealized appreciation	109,273,346
Gross tax unrealized depreciation	(768,938,466)

Net tax unrealized depreciation on investments	$(659,665,120)

E. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended March 31, 2009 and 2008 were as follows:

	2009	2008

Distributions paid from:
Ordinary income	$-0-	$46,706,759
Long-term capital gain	14,162,843	119,547,310
Return of Capital	7,313	-0-

	$14,170,156	$166,254,069

Permanent differences, primarily due to net operating losses and capital loss carryforward brought forward from the merger (See Note 3), resulted in the following reclassifications among the Fund’s components of net assets at March 31, 2009:

Accumulated	Accumulated
Net Investment Loss	Net Realized Loss	Capital

$10,001,878	$(331,027,362)	$321,025,484

As of March 31, 2009, there were no distributable earnings on a tax basis.
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book purposes, the deferral of losses relating to wash sale transactions and post-October losses of $242,678,290, which are not recognized for tax purposes until the first day of the following fiscal year, and the deferral of losses relating to wash sale transactions.

F. Credits Earned on Cash Balances During the year ended March 31, 2009, the Fund’s custody fee was reduced by $4,470 as a result of credits earned on cash balances.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for

Van Kampen Mid Cap Growth Fund
Notes to Financial Statements  ■  March 31, 2009  continued

financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions. Income and expenses are translated at rates prevailing when accrued.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.75%
Next $500 million	.70%
Over $1 billion	.65%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.19%, 1.58%, 1.94%, .94%, and 1.44% for Classes A, B, C, I, and R Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the year ended March 31, 2009, the adviser waived or reimbursed approximately $3,305,100 of advisory fees or other expenses.
For the year ended March 31, 2009, the Fund recognized expenses of approximately $71,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended March 31, 2009, the Fund recognized expenses of approximately $184,600 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2009, the Fund recognized expenses of approximately $1,660,800 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the

Van Kampen Mid Cap Growth Fund
Notes to Financial Statements  ■  March 31, 2009  continued

extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $231,600 are included in “Other” assets on the Statement of Assets and Liabilities at March 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended March 31, 2009, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc. an affiliate of Van Kampen, totaling $21,144.
For the year ended March 31, 2009, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund’s Class A Shares of approximately $377,200 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $284,300. Sales charges do not represent expenses of the Fund.
At March 31, 2009, Morgan Stanley Investment Management, Inc., an affiliate of the Adviser, owned 4,017 shares of Class R.

3. Capital Transactions
For the years ended March 31, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	March 31, 2009		March 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	32,385,019	$711,932,294	16,111,649	$467,393,007
Class B	11,725,844	241,610,422	1,293,000	33,500,032
Class C	2,742,319	55,810,256	1,374,147	35,626,066
Class I	12,334,548	262,426,901	3,866,586	120,038,425
Class R	6,869	137,062	-0-	-0-

Total Sales	59,194,599	1,271,916,935	22,645,382	$656,557,530

Dividend Reinvestment:
Class A	666,398	$9,324,791	4,084,742	$118,615,879
Class B	149,719	1,850,597	793,670	20,460,293
Class C	67,240	827,194	411,000	10,591,872
Class I	41,587	587,205	234,546	6,858,134
Class R	1	21	-0-	-0-

Total Dividend Reinvestment	924,945	$12,589,808	5,523,958	$156,526,178

Repurchases:
Class A	(20,051,901)	$(361,853,860)	(12,563,894)	$(368,158,233)
Class B	(5,990,585)	(94,840,262)	(1,981,898)	(50,345,929)
Class C	(1,946,616)	(30,109,157)	(918,663)	(23,125,261)
Class I	(10,084,446)	(167,110,454)	(942,252)	(26,184,242)
Class R	-0-	-0-	-0-	-0-

Total Repurchases	(38,073,548)	$(653,913,733)	(16,406,707)	$(46,813,665)

Van Kampen Mid Cap Growth Fund
Notes to Financial Statements  ■  March 31, 2009  continued

On July 11, 2008, the Fund acquired all of the assets and liabilities of the Van Kampen Aggressive Growth Fund (“Aggressive Growth”) through a tax free reorganization approved by Aggressive Growth shareholders on June 11, 2008. The Fund issued 14,941,135, 9,683,597, 1,742,135, 5,888,877 and 4,016 shares of Classes A, B, C, I and R valued at $360,828,070, $207,229,070, $37,159,635, $143,394,326 and $97,003, respectively, in exchange for Aggressive Growth’s net assets. The shares of Aggressive Growth were converted into Fund shares at a ratio of 0.685 to 1, 0.697 to 1, 0.701 to 1, 0.692 to 1 and 0.683 to 1 for Classes A, B, C, I and R, respectively. Net unrealized depreciation of Aggressive Growth as of July 11, 2008 was $114,507,974. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended March 31, 2009. Combined net assets on the day of reorganization were $2,272,024,217. Included in these net assets was a capital loss carryforward of $329,838,088, deferred compensation of $193,242, deferred pension of $83,847, and the deferral of losses related to wash sales transactions of $1,548,109.

4. Redemption Fee
Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended March 31, 2009, the Fund received redemption fees of approximately $9,700, which are reported as part of “Cost of Shares Repurchased” on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. Effective November 3, 2008, the redemption fee is no longer applied.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $453,842,832 and $594,026,378, respectively.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $-0- and $108,800 for Class B Shares and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

Van Kampen Mid Cap Growth Fund
Notes to Financial Statements  ■  March 31, 2009  continued

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Accounting Pronouncements
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the sue of derivative instruments and hedging items.
On April 9, 2009, the Financial Accounting Standards Board issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with (FAS 157 when the volume and level of activity for the assets or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current FAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP 157-4 and the impact it will have on the financial statement disclosures.

Van Kampen Mid Cap Growth Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Mid Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Mid Cap Growth Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust) as of March 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Mid Cap Growth Fund of the Van Kampen Equity Trust at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
May 15, 2009

Van Kampen Mid Cap Growth Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2009. The Fund designated and paid $14,170,156 as a long-term capital gain distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Mid Cap Growth Fund
Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Van Kampen Mid Cap Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Van Kampen Mid Cap Growth Fund
Trustees and Officers continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1995	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Van Kampen Mid Cap Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1995	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Van Kampen Mid Cap Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Van Kampen Mid Cap Growth Fund
Trustees and Officers continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1995	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen Mid Cap Growth Fund
Trustees and Officers  continued

Officers
Term of
	Position(s)	Office and
Name, Age and	Held with	Length of	Principal Occupation(s)
Address of Officer	Fund	Time Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Van Kampen Mid Cap Growth Fund
Trustees and Officers continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Van Kampen Mid Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen Mid Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Mid Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Mid Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen Mid Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

86, 186, 286, 602
GFANN 5/09
IU09-02088P-Y03/09

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Small Cap Growth Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of March 31, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 3/31/09

Performance of a $10,000 investment
This chart compares your fund’s performance to that of the Russell 2000® Growth Index from 11/30/00 (first month-end after inception) through 3/31/09. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 11/27/00		since 11/27/00		since 11/27/00		since 2/2/06
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges
Since Inception	–3.60%	–4.29%	–4.27%	–4.27%	–4.30%	–4.30%	–9.00%
5-year	0.67	–0.50	–0.03	–0.31	–0.06	–0.06	—
1-year	–31.72	–35.65	–32.12	–35.51	–32.15	–32.83	–31.47

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception returns for Class B shares reflect their conversion into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) feebased investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. Periods less than one year are not annualized.

1

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

2

Fund Report
For the 12-month period ended March 31, 2009

Market Conditions

Performance over the 12-month period ending March 31, 2009 was historic in that the precipitous declines in asset values and increased volatility of the broader stock markets from prior year levels led to one of the most trying of bear markets recorded in U.S. history. That said, stock markets, in general, witnessed two historic rallies. The first rally occurred in the final weeks of 2008 and the second occurred in March 2009, when the Russell 2000® Growth Index (a measure of small-cap growth stocks), for example, raced over 20 percent higher in the final three weeks of the month. The recent positive swing provided a spark of light and optimism in what has been an extremely challenging investing environment throughout the past 12 months.

At the end of the period, with the market up from its recent low, investor sentiment clearly improved from the depressed levels of just a month prior. Further clarity concerning the massive policy maneuvers designed to inject taxpayer dollars into the economy and the financial system globally encouraged participants to cling to hope that these policies will shore up strained demand and tight credit conditions in the real economy. Indeed, we believe the recent performance of the stock market ties to the idea that the U.S. economy may in fact avoid a severe depression-type scenario, although it is clearly in the throws of a deep recession.

Part of this recent optimism was bolstered by incrementally positive economic data points that pointed toward some semblance of stabilization. Housing activity and consumer spending, although still at low levels, showed some signs of stabilization and improvement. These factors, combined with optimism regarding government stimulus programs, outshined the headwinds from rising unemployment and savings rates, continued deterioration in consumer and commercial credit, poor shipping and trucking trends, and softening commercial real-estate trends.

The sustainability of this recent market strength hinges on the stability of and improvement in the financial sector, where credit conditions remain relatively tight. Credit conditions have begun to thaw modestly, with notable catalysts including significant policy initiatives such as the TALF (Term Asset-Backed Securities Loan Facility) and pending PPIP (Public-Private Investment Plan) plans orchestrated by the Federal Reserve and the U.S. Treasury. Indeed, governments globally have made it clear they intend to throw all of their collective muscle behind flagging financial entities with the intent of promoting confidence in and improving the stability of the financial services industry. While the outcome of these initiatives remains uncertain, it is clear that all of the above-mentioned positive factors have stoked investor rotation into severely beaten-down stocks across industries that were perceived to carry significant

3

fundamental risk, touching off one of the most dramatic stock market rallies since the 1930s.

The market has generally anticipated an eventual recovery in the underlying economy, and we believe it was clearly signaling that possibility as the reporting period ended. In this light, despite the Fund’s outperformance of the Russell 2000® Growth Index for the 12-month period, the Fund was not adequately positioned to capture the entirety of the historic market rally, resulting in a disappointing month of relative underperformance to close the reporting year. With this in mind, we continue to stick with our discipline of looking for companies with sound balance sheets and strong cash flows that provide a platform for sustainable profitable growth and in our view, are misunderstood by the marketplace. We believe companies with these attributes make for attractive investments in the long run, although we acknowledge that such names may not participate to the degree that the fundamentally more challenged names may in the short run.

Performance Analysis

All share classes of Van Kampen Small Cap Growth Fund outperformed the Russell 2000® Growth Index (the “Index”) for the 12 months ended March 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended March 31, 2009

				Russell 2000®
Class A	Class B	Class C	Class I	Growth Index

–31.72%	–32.12%	–32.15%	–31.47%	–36.36%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

For the 12-month period, small-cap growth stocks in general slightly underperformed their mid- and large-cap counterparts, likely owing to the generally higher risk associated with smaller companies and a corresponding increase in risk aversion that took place in the latter half of the period.

Although absolute performance for the year was particularly disappointing, the Fund outperformed the Index for the period. In conjunction with a higher than normal average cash balance in the Fund, the information technology, industrials and materials sectors contributed the most to relative outperformance. The Fund’s average allocation to information technology was in line with the Index’s allocation, while underweight allocations in the industrials and materials sectors were beneficial to returns, particularly at the start of 2009 when those sectors led the Index lower. Additionally, stock selection in both the information technology and materials sectors added to relative performance, but was a modest headwind in the industrials sector. In the information technology sector, stock selection

4

and an overweight allocation in the software and services industry groups were the most meaningful contributors to results, particularly in the second half of the reporting period. In industrials, positioning in the electrical components and equipment sub-industry combined with the Fund’s avoidance of the industrial machinery group positively affected performance. In materials, avoidance of the diversified and specialty chemicals industries combined with positioning in the fertilizer and agricultural chemicals group provided upside versus the Index.

On the negative side, the health care, consumer discretionary, and financials sectors detracted most from relative performance. The Fund’s average allocation to the consumer discretionary sector was in line with that of the Index, while allocations to the financials and health care sectors were slightly below the average weighting of the Index. Poor stock selection in these three sectors hampered performance during the year. In health care, the Fund was particularly impacted by a confluence of factors largely owing to an unexpected increase in uncertainty introduced by President Obama’s plan to potentially reshape the government’s role in the entire sector. As an example, the Fund’s position in a southern United States home health care provider suffered mightily from proposed health care reform that seeks to help fund national health care coverage by cutting a significant component of funding for the home health care industry. Although it is not clear whether these and other health care package proposals will come to fruition, it is clear that the increased potential for risk to profitability across the health care sector provided the necessary catalyst for investors to rotate out of this typically defensive sector. Despite the broader headwinds from potential legislative actions, performance in the Fund also suffered from poor stock selection within the health care sector, notably in the pharmaceuticals, biotechnology and life sciences industries.

Within the consumer discretionary sector, poor performance in education services, apparel retail, and casinos and gaming industries were notable detractors from performance. Meanwhile, in the volatile financial services sector, the Fund’s positioning in the regional banks was a drag. Despite having relatively small exposure in the industry group, stock selection there was poor.

For the period, health care represented the largest sector weight in the Fund, followed by information technology and industrials, in which the Fund had the largest underweight versus the Index.

Although we remain cautious about the short-term outlook for the U.S. economy, we remain focused on the long-term prospects of the companies we invest in or consider investing in. The current market issues have prompted significant volatility and discrepancies in valuation across sectors, which have resulted in many quality companies trading at still low valuations while other companies appear quite risky at current levels, in our view. While the timing of an economic recovery remains uncertain, we still have confidence in our investment strategy and will continue to favor stocks we believe to be mispriced relative to their growth prospects.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

5

Top 10 Holdings as of 3/31/09 (Unaudited)

Tower Group, Inc.	1.1%
HMS Holdings Corp.	1.1
Myriad Genetics, Inc.	1.1
Stifel Financial Corp.	1.1
American Public Education, Inc.	1.0
Solera Holdings, Inc.	1.0
Alexion Pharmaceuticals, Inc.	1.0
Signature Bank	1.0
Syniverse Holdings, Inc.	1.0
ITC Holdings Corp.	1.0

Summary of Investments by Industry Classification as of 3/31/09 (Unaudited)

Biotechnology	7.7%
Communications Equipment	5.8
Health Care Services	5.1
Health Care Equipment	4.6
Application Software	3.9
Systems Software	3.9
Internet Software & Services	3.8
Property & Casualty Insurance	3.1
Oil & Gas Exploration & Production	2.8
Education Services	2.8
Restaurants	2.3
Apparel Retail	2.2
Health Care Supplies	2.2
Diversified Commercial & Professional Services	2.1
IT Consulting & Other Services	1.9
Life Sciences Tools & Services	1.9
Semiconductors	1.8
Wireless Telecommunication Services	1.8
Data Processing & Outsourced Services	1.7
Packaged Foods & Meats	1.6
Personal Products	1.6
Aerospace & Defense	1.5
Electronic Equipment Manufacturers	1.5
Pharmaceuticals	1.5
Construction & Engineering	1.4
Environmental & Facilities Services	1.4
Home Entertainment Software	1.2
Computer & Electronics Retail	1.2
Industrial Machinery	1.1
Investment Banking & Brokerage	1.1
Regional Banks	1.0
Electric Utilities	1.0
Human Resource & Employment Services	1.0
Computer Storage & Peripherals	0.9
Research & Consulting Services	0.8
Managed Health Care	0.8
Fertilizers & Agricultural Chemicals	0.8
Commodity Chemicals	0.7
Health Care Technology	0.7
(continued on next page)

6

Summary of Investments by Industry Classification as of 3/31/09 (Unaudited)
(continued from previous page)

Oil & Gas Equipment & Services	0.7%
Movies & Entertainment	0.7
Health Care Facilities	0.7
Construction & Farm Machinery & Heavy Trucks	0.7
Casinos & Gaming	0.6
Health Care Distributors	0.6
Semiconductor Equipment	0.6
Homebuilding	0.5
Broadcasting & Cable TV	0.5
Apparel, Accessories & Luxury Goods	0.5
Integrated Telecommunication Services	0.4
Asset Management & Custody Banks	0.4
Security & Alarm Services	0.4

Total Long-Term Investments	91.5
Total Repurchase Agreements	8.8

Total Investments	100.3
Liabilities in Excess of Other Assets	(0.3)

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of total net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

7

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

8

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

9

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/08 - 3/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/08	3/31/09	10/1/08-3/31/09

Class A
Actual	$1,000.00	$721.88	$6.35
Hypothetical	1,000.00	1,017.55	7.44
(5% annual return before expenses)

Class B
Actual	1,000.00	720.13	8.58
Hypothetical	1,000.00	1,014.96	10.05
(5% annual return before expenses)

Class C
Actual	1,000.00	719.82	9.60
Hypothetical	1,000.00	1,013.76	11.25
(5% annual return before expenses)

Class I
Actual	1,000.00	722.85	5.28
Hypothetical	1,000.00	1,018.80	6.19
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.48%, 2.00%, 2.24% and 1.23% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Class B expense ratio reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

10

Van Kampen Small Cap Growth Fund
Portfolio of Investments  ■  March 31, 2009

	Number of
Description	Shares	Value

Common Stocks 91.5%
Aerospace & Defense 1.5%
Orbital Sciences Corp. (a)	253,700	$3,016,493
Stanley, Inc. (a)	128,200	3,254,998
TransDigm Group, Inc. (a)	70,700	2,321,788

		8,593,279

Apparel, Accessories & Luxury Goods 0.5%
Fossil, Inc. (a)	168,500	2,645,450

Apparel Retail 2.2%
Aeropostale, Inc. (a)	170,600	4,531,136
Citi Trends, Inc. (a)	147,900	3,385,431
Guess?, Inc.	201,200	4,241,296

		12,157,863

Application Software 3.9%
Citrix Systems, Inc. (a)	114,300	2,587,752
Informatica Corp. (a)	292,000	3,871,920
Net 1 UEPS Technologies, Inc. (a)	359,500	5,467,995
Nuance Communications, Inc. (a)	389,900	4,234,314
Solera Holdings, Inc. (a)	231,700	5,741,526

		21,903,507

Asset Management & Custody Banks 0.4%
Riskmetrics Group, Inc. (a)	161,434	2,306,892

Biotechnology 7.7%
Acorda Therapeutics, Inc. (a)	130,900	2,593,129
Alexion Pharmaceuticals, Inc. (a)	148,700	5,600,042
Alkermes, Inc. (a)	319,100	3,870,683
Allos Therapeutics, Inc. (a)	170,000	1,050,600
Alnylam Pharmaceuticals, Inc. (a)	150,700	2,869,328
Emergent Biosolutions, Inc. (a)	195,700	2,643,907
Exelixis, Inc. (a)	499,600	2,298,160
Genomic Health, Inc. (a)	197,500	4,815,050
Isis Pharmaceuticals, Inc. (a)	192,500	2,889,425
Myriad Genetics, Inc. (a)	129,800	5,902,006
OSI Pharmaceuticals, Inc. (a)	70,600	2,701,156
Rigel Pharmaceuticals, Inc. (a)	397,100	2,438,194
United Therapeutics Corp. (a)	42,900	2,835,261

		42,506,941

Broadcasting & Cable TV 0.5%
TiVo, Inc. (a)	376,000	2,647,040

Casinos & Gaming 0.6%
Bally Technologies, Inc. (a)	187,500	3,453,750

Commodity Chemicals 0.7%
Calgon Carbon Corp. (a)	291,800	4,134,806

11
See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Portfolio of Investments  ■  March 31, 2009  continued

	Number of
Description	Shares	Value

Communications Equipment 5.8%
Comtech Telecommunications Corp. (a)	173,200	$4,290,164
Harmonic, Inc. (a)	501,900	3,262,350
InterDigital, Inc. (a)	91,100	2,352,202
Neutral Tandem, Inc. (a)	212,200	5,222,242
NICE Systems Ltd.—ADR (Israel) (a)	209,600	5,210,656
Polycom, Inc. (a)	203,600	3,133,404
Riverbed Technology, Inc. (a)	326,500	4,270,620
Starent Networks Corp. (a)	294,200	4,651,302

		32,392,940

Computer & Electronics Retail 1.2%
Conn’s, Inc. (a)	165,900	2,329,236
GameStop Corp., Class A (a)	152,200	4,264,644

		6,593,880

Computer Storage & Peripherals 0.9%
Synaptics, Inc. (a)	177,900	4,760,604

Construction & Engineering 1.4%
KHD Humboldt Wedag International Ltd. (Canada) (a)	292,300	2,019,793
MYR Group, Inc. (a)	125,766	1,917,931
Quanta Services, Inc. (a)	186,300	3,996,135

		7,933,859

Construction & Farm Machinery & Heavy Trucks 0.7%
Wabtec Corp.	144,200	3,803,996

Data Processing & Outsourced Services 1.7%
Broadridge Financial Solutions, Inc.	247,100	4,598,531
CyberSource Corp. (a)	328,300	4,862,123

		9,460,654

Diversified Commercial & Professional Services 2.1%
FTI Consulting, Inc. (a)	88,000	4,354,240
Geo Group, Inc. (a)	300,000	3,975,000
Huron Consulting Group, Inc. (a)	79,400	3,368,942

		11,698,182

Education Services 2.8%
American Public Education, Inc. (a)	138,400	5,821,104
Capella Education Co. (a)	89,000	4,717,000
Strayer Education, Inc.	29,000	5,216,230

		15,754,334

Electric Utilities 1.0%
ITC Holdings Corp.	126,400	5,513,568

Electronic Equipment Manufacturers 1.5%
Cogent, Inc. (a)	354,318	4,216,384
Dolby Laboratories, Inc., Class A (a)	123,200	4,202,352

		8,418,736

12
See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Portfolio of Investments  ■  March 31, 2009  continued

	Number of
Description	Shares	Value

Environmental & Facilities Services 1.4%
Tetra Tech, Inc. (a)	173,400	$3,533,892
Waste Connections, Inc. (a)	157,900	4,058,030

		7,591,922

Fertilizers & Agricultural Chemicals 0.8%
Scotts Miracle-Gro Co., Class A	121,100	4,202,170

Health Care Distributors 0.6%
Owens & Minor, Inc.	103,700	3,435,581

Health Care Equipment 4.6%
Gen-Probe, Inc. (a)	93,700	4,270,846
Masimo Corp. (a)	154,100	4,465,818
Meridian Bioscience, Inc.	186,600	3,381,192
NuVasive, Inc. (a)	175,500	5,507,190
Thoratec Corp. (a)	153,600	3,945,984
Volcano Corp. (a)	256,400	3,730,620

		25,301,650

Health Care Facilities 0.7%
Sun Healthcare Group, Inc. (a)	468,500	3,954,140

Health Care Services 5.1%
athenahealth, Inc. (a)	166,700	4,019,137
CardioNet, Inc. (a)	151,700	4,256,702
Catalyst Health Solutions, Inc. (a)	177,300	3,514,086
Emergency Medical Services Corp., Class A (a)	166,200	5,217,018
Genoptix, Inc. (a)	187,200	5,106,816
HMS Holdings Corp. (a)	180,300	5,931,870

		28,045,629

Health Care Supplies 2.2%
Haemonetics Corp. (a)	88,800	4,891,104
ICU Medical, Inc. (a)	86,100	2,765,532
Immucor, Inc. (a)	175,021	4,401,778

		12,058,414

Health Care Technology 0.7%
Allscripts-Misys Healthcare Solutions, Inc.	394,700	4,061,463

Home Entertainment Software 1.2%
Shanda Interactive Entertainment Ltd.—ADR (Cayman Islands) (a)	75,600	2,988,468
UbiSoft Entertainment SA (France) (a)	216,100	3,953,571

		6,942,039

Homebuilding 0.5%
NVR, Inc. (a)	6,300	2,694,825

Human Resource & Employment Services 1.0%
Watson Wyatt Worldwide, Inc., Class A	111,100	5,485,007

13
See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Portfolio of Investments  ■  March 31, 2009  continued

	Number of
Description	Shares	Value

Industrial Machinery 1.1%
Axsys Technologies, Inc. (a)	104,200	$4,380,568
Energy Recovery, Inc. (a)	217,500	1,653,000

		6,033,568

Integrated Telecommunication Services 0.4%
NTELOS Holdings Corp.	137,300	2,490,622

Internet Software & Services 3.8%
AsiaInfo Holdings, Inc. (a)	264,000	4,448,400
comScore, Inc. (a)	174,400	2,108,496
Equinix, Inc. (a)	94,900	5,328,635
VistaPrint Ltd. (Bermuda) (a)	188,600	5,184,614
WebMD Health Corp., Class A (a)	169,400	3,777,620

		20,847,765

Investment Banking & Brokerage 1.1%
Stifel Financial Corp. (a)	135,800	5,881,498

IT Consulting & Other Services 1.9%
CACI International, Inc., Class A (a)	90,300	3,295,047
Lender Processing Services, Inc.	134,500	4,117,045
ManTech International Corp., Class A (a)	73,700	3,088,030

		10,500,122

Life Sciences Tools & Services 1.9%
AMAG Pharmaceuticals, Inc. (a)	87,300	3,210,021
Illumina, Inc. (a)	125,600	4,677,344
Luminex Corp. (a)	142,200	2,576,664

		10,464,029

Managed Health Care 0.8%
AMERIGROUP Corp. (a)	157,600	4,340,304

Movies & Entertainment 0.7%
Marvel Entertainment, Inc. (a)	149,500	3,969,225

Oil & Gas Equipment & Services 0.7%
Core Laboratories N.V. (Netherlands)	54,700	4,001,852

Oil & Gas Exploration & Production 2.8%
Arena Resources, Inc. (a)	147,600	3,760,848
Cabot Oil & Gas Corp.	185,000	4,360,450
Comstock Resources, Inc. (a)	110,800	3,301,840
Concho Resources, Inc. (a)	171,000	4,375,890

		15,799,028

14
See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Portfolio of Investments  ■  March 31, 2009  continued

	Number of
Description	Shares	Value

Packaged Foods & Meats 1.6%
Diamond Foods, Inc.	104,600	$2,921,478
Ralcorp Holdings, Inc. (a)	90,000	4,849,200
TreeHouse Foods, Inc. (a)	42,169	1,214,046

		8,984,724

Personal Products 1.6%
Alberto-Culver Co.	171,400	3,875,354
Chattem, Inc. (a)	84,600	4,741,830

		8,617,184

Pharmaceuticals 1.5%
Auxilium Pharmaceuticals, Inc. (a)	137,900	3,822,588
Perrigo Co.	181,400	4,504,162

		8,326,750

Property & Casualty Insurance 3.1%
Aspen Insurance Holdings Ltd. (Bermuda)	180,700	4,058,522
FPIC Insurance Group, Inc. (a)	54,800	2,029,244
ProAssurance Corp. (a)	111,900	5,216,778
Tower Group, Inc.	242,100	5,962,923

		17,267,467

Regional Banks 1.0%
Signature Bank (a)	197,500	5,575,425

Research & Consulting Services 0.8%
Resources Global Professionals (a)	290,600	4,382,248

Restaurants 2.3%
Buffalo Wild Wings, Inc. (a)	112,900	4,129,882
Jack in the Box, Inc. (a)	185,000	4,308,650
Wendy’s/Arby’s Group, Inc., Class A	870,400	4,378,112

		12,816,644

Security & Alarm Services 0.4%
GeoEye, Inc. (a)	112,100	2,213,975

Semiconductor Equipment 0.6%
Tessera Technologies, Inc. (a)	250,200	3,345,174

Semiconductors 1.8%
Atheros Communications (a)	259,700	3,807,202
Hittite Microwave Corp. (a)	82,600	2,577,120
PMC—Sierra, Inc. (a)	598,300	3,817,154

		10,201,476

Systems Software 3.9%
ArcSight, Inc. (a)	357,700	4,567,829
Macrovision Solutions Corp. (a)	233,800	4,159,302
Quality Systems, Inc.	94,300	4,267,075

15
See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Portfolio of Investments  ■  March 31, 2009  continued

	Number of
Description	Shares	Value

Systems Software (Continued)
Sybase, Inc. (a)	176,400	$5,343,156
TeleCommunication Systems, Inc., Class A (a)	372,722	3,417,861

		21,755,223

Wireless Telecommunication Services 1.8%
Leap Wireless International, Inc. (a)	127,200	4,435,464
Syniverse Holdings, Inc. (a)	351,900	5,545,944

		9,981,408

Total Long-Term Investments 91.5% (Cost 529,365,448)		508,248,832

Repurchase Agreements 8.8%
Banc of America Securities ($2,591,201 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.10%, dated 03/31/09, to be sold on 04/01/09 at $2,591,208)		2,591,201
Citigroup Global Markets, Inc. ($25,912,010 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.13%, dated 03/31/09, to be sold on 04/01/09 at $25,912,104)		25,912,010
Citigroup Global Markets, Inc. ($12,437,765 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.14%, dated 03/31/09, to be sold on 04/01/09 at $12,437,813)		12,437,765
JPMorgan Chase & Co. ($7,773,603 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.14%, dated 03/31/09, to be sold on 04/01/09 at $7,773,633)		7,773,603
State Street Bank & Trust Co. ($133,421 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/09, to be sold on 04/01/09 at $133,421)		133,421

Total Repurchase Agreements 8.8% (Cost $48,848,000)		48,848,000

Total Investments 100.3% (Cost $578,213,448)		557,096,832

Liabilities in Excess of Other Assets (0.3%)		(1,783,375)

Net Assets 100.0%		$555,313,457

Certain securities trading in foreign markets that close before the New York Stock Exchange have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. The total market value of these securities is $3,953,571.

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.
ADR—American Depositary Receipt

16
See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Financial Statements

Statement of Assets and Liabilities
March 31, 2009

Assets:
Total Investments (Cost $578,213,448)	$557,096,832
Cash	802
Receivables:
Investments Sold	15,675,298
Fund Shares Sold	3,625,124
Dividends	91,058
Interest	179
Other	51,297

Total Assets	576,540,590

Liabilities:
Payables:
Investments Purchased	19,143,135
Fund Shares Repurchased	1,076,546
Investment Advisory Fee	351,757
Distributor and Affiliates	229,835
Trustees’ Deferred Compensation and Retirement Plans	123,556
Accrued Expenses	302,304

Total Liabilities	21,227,133

Net Assets	$555,313,457

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$776,481,730
Accumulated Net Investment Loss	(139,440)
Net Unrealized Depreciation	(21,116,616)
Accumulated Net Realized Loss	(199,912,217)

Net Assets	$555,313,457

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $402,610,669 and 58,058,954 shares of beneficial interest issued and outstanding)	$6.93
Maximum sales charge (5.75%* of offering price)	0.42

Maximum offering price to public	$7.35

Class B Shares:
Net asset value and offering price per share (Based on net assets of $22,044,161 and 3,384,585 shares of beneficial interest issued and outstanding)	$6.51

Class C Shares:
Net asset value and offering price per share (Based on net assets of $39,064,271 and 6,010,794 shares of beneficial interest issued and outstanding)	$6.50

Class I Shares:
Net asset value and offering price per share (Based on net assets of $91,594,356 and 13,096,015 shares of beneficial interest issued and outstanding)	$6.99

*	On sales of $50,000 or more, the sales charge will be reduced.

17
See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Financial Statements  continued

Statement of Operations
For the Year Ended March 31, 2009

Investment Income:
Dividends (Net of foreign withholding taxes of $5,917)	$1,561,135
Interest	618,059

Total Income	2,179,194

Expenses:
Investment Advisory Fee	4,407,243
Distribution (12b-1) and Service Fees
Class A	954,448
Class B	318,136
Class C	437,501
Transfer Agent Fees	1,407,847
Reports to Shareholders	145,820
Accounting and Administrative Expenses	119,945
Professional Fees	88,148
Registration Fees	79,183
Custody	48,473
Trustees’ Fees and Related Expenses	30,971
Other	24,164

Total Expenses	8,061,879
Less Credits Earned on Cash Balances	9,715

Net Expenses	8,052,164

Net Investment Loss	$(5,872,970)

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(177,227,808)
Foreign Currency Transactions	101,940

Net Realized Loss	(177,125,868)

Unrealized Appreciation/Depreciation:
Beginning of the Period	16,764,923
End of the Period	(21,116,616)

Net Unrealized Depreciation During the Period	(37,881,539)

Net Realized and Unrealized Loss	$(215,007,407)

Net Decrease in Net Assets From Operations	$(220,880,377)

18
See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	March 31, 2009	March 31, 2008

From Investment Activities:
Operations:
Net Investment Loss	$(5,872,970)	$(4,303,168)
Net Realized Loss	(177,125,868)	(2,290,582)
Net Unrealized Depreciation During the Period	(37,881,539)	(7,093,196)

Change in Net Assets from Operations	(220,880,377)	(13,686,946)

Distributions from Net Realized Gain:
Class A Shares	-0-	(18,415,251)
Class B Shares	-0-	(3,276,302)
Class C Shares	-0-	(2,726,830)
Class I Shares	-0-	(2,898,580)

Total Distributions	-0-	(27,316,963)

Net Change in Net Assets from Investment Activities	(220,880,377)	(41,003,909)

From Capital Transactions:
Proceeds from Shares Sold	512,494,540	328,569,708
Net Asset Value of Shares Issued Through Dividend Reinvestment	-0-	25,083,864
Cost of Shares Repurchased	(220,016,772)	(153,256,357)

Net Change in Net Assets from Capital Transactions	292,477,768	200,397,215

Net Change in Net Assets	71,597,391	159,393,306
Net Assets:
Beginning of the Period	483,716,066	324,322,760

End of the Period (Including accumulated net investment loss of $139,440 and $118,699, respectively)	$555,313,457	$483,716,066

19
See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended March 31,
Class A Shares	2009	2008		2007	2006		2005

Net Asset Value, Beginning of the Period	$10.15	$10.70		$10.80	$7.98		$7.11

Net Investment Loss (a)	(0.09)	(0.10)		(0.09)	(0.10)		(0.09)
Net Realized and Unrealized Gain/Loss	(3.13)	0.29		(0.01)	2.92		0.96

Total from Investment Operations	(3.22)	0.19		(0.10)	2.82		0.87
Less Distributions from Net Realized Gain	-0-	0.74		-0-	-0-		-0-

Net Asset Value, End of the Period	$6.93	$10.15		$10.70	$10.80		$7.98

Total Return* (b)	–31.72%	0.79%		–0.83%	35.21%		12.08%
Net Assets at End of the Period (In millions)	$402.6	$317.6		$226.6	$146.9		$57.2
Ratio of Expenses to Average Net Assets* (c)	1.40%	1.38%		1.47%	1.61%		1.60%
Ratio of Net Investment Loss to Average Net Assets*	(1.00% )	(0.92%	)	(0.92% )	(1.06%	)	(1.15%	)
Portfolio Turnover	219%	194%		321%	277%		281%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	N/A	N/A		N/A	1.63%		1.74%
Ratio of Net Investment Loss to Average Net Assets	N/A	N/A		N/A	(1.09%	)	(1.29%	)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended March 31, 2006.

N/A=Not Applicable

20
See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended March 31,
Class B Shares	2009		2008		2007	2006		2005

Net Asset Value, Beginning of the Period	$9.59		$10.22		$10.39	$7.74		$6.95

Net Investment Loss (a)	(0.14)		(0.18)		(0.16)	(0.16)		(0.14)
Net Realized and Unrealized Gain/Loss	(2.94)		0.29		(0.01)	2.81		0.93

Total from Investment Operations	(3.08)		0.11		(0.17)	2.65		0.79
Less Distributions from Net Realized Gain	-0-		0.74		-0-	-0-		-0-

Net Asset Value, End of the Period	$6.51		$9.59		$10.22	$10.39		$7.74

Total Return* (b)	–32.12%	(c)	0.03%		–1.64%	34.24%		11.37%
Net Assets at End of the Period (In millions)	$22.0		$42.7		$50.6	$59.1		$43.7
Ratio of Expenses to Average Net Assets* (d)	2.04%	(c)	2.14%		2.22%	2.36%		2.35%
Ratio of Net Investment Loss to Average Net Assets*	(1.65%	)(c)	(1.68%	)	(1.68% )	(1.83%	)	(1.91%	)
Portfolio Turnover	219%		194%		321%	277%		281%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	N/A		N/A		N/A	2.39%		2.49%
Ratio of Net Investment Loss to Average Net Assets	N/A		N/A		N/A	(1.86%	)	(2.05%	)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended March 31, 2006.

N/A=Not Applicable

21
See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended March 31,
Class C Shares	2009	2008		2007	2006		2005

Net Asset Value, Beginning of the Period	$9.58	$10.21		$10.38	$7.73		$6.94

Net Investment Loss (a)	(0.14)	(0.18)		(0.16)	(0.16)		(0.14)
Net Realized and Unrealized Gain/Loss	(2.94)	0.29		(0.01)	2.81		0.93

Total from Investment Operations	(3.08)	0.11		(0.17)	2.65		0.79
Less Distributions from Net Realized Gain	-0-	0.74		-0-	-0-		-0-

Net Asset Value, End of the Period	$6.50	$9.58		$10.21	$10.38		$7.73

Total Return* (b)	–32.15%	0.03%		–1.64%	34.28%		11.22%
Net Assets at End of the Period (In millions)	$39.1	$42.4		$31.7	$28.0		$16.3
Ratio of Expenses to Average Net Assets* (c)	2.14%	2.14%		2.22%	2.36%		2.35%
Ratio of Net Investment Loss to Average Net Assets*	(1.75% )	(1.67%	)	(1.68% )	(1.83%	)	(1.91%	)
Portfolio Turnover	219%	194%		321%	277%		281%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	N/A	N/A		N/A	2.39%		2.49%
Ratio of Net Investment Loss to Average Net Assets	N/A	N/A		N/A	(1.86%	)	(2.05%	)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended March 31, 2006.

N/A=Not Applicable

22
See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

					February 2, 2006
					(Commencement of
	Year Ended March 31,				Operations) to
Class I Shares	2009	2008		2007	March 31, 2006

Net Asset Value, Beginning of the Period	$10.20	$10.74		$10.80	$10.00

Net Investment Loss (a)	(0.07)	(0.07)		(0.07)	(0.01)
Net Realized and Unrealized Gain/Loss	(3.14)	0.27		0.01	0.81

Total from Investment Operations	(3.21)	0.20		(0.06)	0.80
Less Distributions from Net Realized Gain	-0-	0.74		-0-	-0-

Net Asset Value, End of the Period	$6.99	$10.20		$10.74	$10.80

Total Return* (b)	–31.47%	0.88%		–0.56%	8.00% **
Net Assets at End of the Period (In millions)	$91.6	$81.0		$15.5	$0.1
Ratio of Expenses to Average Net Assets* (c)	1.15%	1.14%		1.22%	1.36%
Ratio of Net Investment Loss to Average Net Assets*	(0.75% )	(0.63%	)	(0.67% )	(0.68% )
Portfolio Turnover	219%	194%		321%	277%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	N/A	N/A		N/A	1.42%
Ratio of Net Investment Loss to Average Net Assets	N/A	N/A		N/A	(0.75% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the period ended March 31, 2006.

N/A=Not Applicable

**	Non-Annualized

23
See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Notes to Financial Statements  ■  March 31, 2009

1. Significant Accounting Policies
Van Kampen Small Cap Growth Fund (the “Fund”) is organized as a series of Van Kampen Equity Trust, a Delaware statutory trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek capital appreciation. The Fund invests primarily in common stocks and other equity securities of small companies that the Fund’s investment adviser believes have above-average potential for capital appreciation. The Fund commenced investment operations on November 27, 2000. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective April 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

24

Van Kampen Small Cap Growth Fund
Notes to Financial Statements  ■  March 31, 2009  continued

Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$504,295,261
Level 2—Other Significant Observable Inputs	52,801,571
Level 3—Significant Unobservable Inputs	-0-

Total	$557,096,832

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are

25

Van Kampen Small Cap Growth Fund
Notes to Financial Statements  ■  March 31, 2009  continued

recorded. Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended March 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At March 31, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $64,981,160, which will expire on March 31, 2017.
At March 31, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$592,818,634

Gross tax unrealized appreciation	$28,584,032
Gross tax unrealized depreciation	(64,305,834)

Net tax unrealized depreciation on investments	$(35,721,802)

E. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended March 31, 2009 and 2008 were as follows:

	2009	2008

Distributions paid from:
Ordinary income	$-0-	$7,995,001
Long-term capital gain	-0-	19,321,962

	$-0-	$27,316,963

Permanent differences, primarily due to the Fund’s recognition of net realized gains on foreign currency transactions and the current year net operating loss, resulted in the following reclassifications among the Fund’s components of net assets at March 31, 2009.

Accumulated Net Investment	Accumulated Net Realized
Loss	Loss	Capital

$5,852,229	$(509,148)	$(5,343,081)

As of March 31, 2009, there were no distributable earnings on a tax basis.

26

Van Kampen Small Cap Growth Fund
Notes to Financial Statements  ■  March 31, 2009  continued

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post-October losses of $120,325,871 which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sale transactions.

F. Credits Earned on Cash Balances During the year ended March 31, 2009, the Fund’s custody fee was reduced by $9,715 as a result of credits earned on cash balances.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.80%
Next $500 million	.75%
Over $1 billion	.70%

For the year ended March 31, 2009, the Fund recognized expenses of approximately $19,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended March 31, 2009, the Fund recognized expenses of approximately $92,000 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2009, the Fund recognized expenses of approximately $500,900 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $39,300 are included in “Other” assets on the Statement of Assets and Liabilities at March 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting

27

Van Kampen Small Cap Growth Fund
Notes to Financial Statements  ■  March 31, 2009  continued

increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended March 31, 2009, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $211,642.
For the year ended March 31, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $114,800 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $80,300. Sales charges do not represent expenses of the Fund.

3. Capital Transactions
For the years ended March 31, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	March 31, 2009		March 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	44,536,423	$388,680,396	18,830,728	$216,444,336
Class B	962,362	8,307,076	834,558	9,166,475
Class C	3,243,039	27,265,519	1,898,130	20,735,806
Class I	10,009,228	88,241,549	7,163,062	82,223,091

Total Sales	58,751,052	$512,494,540	28,726,478	$328,569,708

Dividend Reinvestment:
Class A	-0-	$-0-	1,450,066	$17,139,783
Class B	-0-	-0-	281,147	3,146,038
Class C	-0-	-0-	178,088	1,991,025
Class I	-0-	-0-	236,282	2,807,018

Total Dividend Reinvestment	-0-	$-0-	2,145,583	$25,083,864

Repurchases:
Class A	(17,778,305)	$(150,526,244)	(10,146,762)	$(117,653,733)
Class B	(2,034,594)	(16,191,623)	(1,607,583)	(17,410,785)
Class C	(1,659,017)	(12,996,548)	(750,003)	(8,091,715)
Class I	(4,855,719)	(40,302,357)	(898,403)	(10,100,124)

Total Repurchases	(26,327,635)	$(220,016,772)	(13,402,751)	$(153,256,357)

4. Redemption Fee
The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended March 31, 2009, the Fund received redemption fees of approximately $53,300 which are reported as part of “Cost of Shares Repurchased” on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

28

Van Kampen Small Cap Growth Fund
Notes to Financial Statements  ■  March 31, 2009  continued

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,379,373,608 and $1,118,891,190, respectively.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $0 and $97,600 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Accounting Pronouncements
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.
On April 9, 2009, the Financial Accounting Standards Board issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the assets or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current FAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP 157-4 and the impact it will have on the financial statement disclosures.

29

Van Kampen Small Cap Growth Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Small Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Small Cap Growth Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust) as of March 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Small Cap Growth Fund of the Van Kampen Equity Trust at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
May 15, 2009

30

Van Kampen Small Cap Growth Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Keving Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

31

Van Kampen Small Cap Growth Fund
Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

32

Van Kampen Small Cap Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2000	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

33

Van Kampen Small Cap Growth Fund
Trustees and Officers continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2000	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2000	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

34

Van Kampen Small Cap Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2000	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

35

Van Kampen Small Cap Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2000	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

36

Van Kampen Small Cap Growth Fund
Trustees and Officers continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2000	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

37

Van Kampen Small Cap Growth Fund
Trustees and Officers  continued

Officers
Term of
	Position(s)	Office and
Name, Age and	Held with	Length of	Principal Occupation(s)
Address of Officer	Fund	Time Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2000	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

38

Van Kampen Small Cap Growth Fund
Trustees and Officers continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

39

Van Kampen Small Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen Small Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Small Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Small Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Small Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

47, 247, 347, 647
SCGANN 5/09
IU09-02048P-Y03/09

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Small Cap Value Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of March 31, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 3/31/09

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Russell 2000® Value Index from 6/30/99 (first month-end after inception) through 3/31/09. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 6/21/99		since 6/21/99		since 6/21/99		since 8/12/05
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	5.13%	4.50%	4.47%	4.47%	4.34%	4.34%	–5.95%

5-Year	–1.19	–2.35	–1.76	–1.94	–1.94	–1.94	—

1-Year	–33.21	–37.05	–33.39	–36.70	–33.76	–34.42	–33.09

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. Periods less than one year are not annualized.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the 12-month period ended March 31, 2009

Market Conditions

The 12-month period ended March 31, 2009 saw a rapid deterioration in market conditions, driven largely by the effects of the deteriorating economy and the intense credit crisis. Early in the period, the stock market enjoyed a relative upswing. From mid-March through mid-May 2008, the market was propped up by confidence the capital markets were stabilizing and expectations that a recession, if one occurred, would be shorter and shallower than initially expected.

However, the sense of relief was soon overshadowed by more bad news from the financial sector, record high oil prices, and drastically lower consumer sentiment measures. The Federal Reserve (the “Fed”) held its target federal funds rate steady at its June 30 meeting, fueling speculation that the central bank would need to start raising rates in the future to stave off inflation. In July, the market benefited from oil price declines in anticipation of reduced demand in a slowing global economy, but was negatively impacted by concerns about the solvency of Fannie Mae and Freddie Mac. The early estimate for second quarter GDP growth was positive, but data on inflation, retail sales and jobs growth reported during August were less favorable, undermining investor confidence.

Additionally, a series of failures and near failures of major financial institutions in September, and the subsequent government interventions and forced consolidations, led to wild swings in the stock market. Credit conditions, which had been tight since the demise of the subprime mortgage market, essentially froze as banks became unwilling to lend to each other and corporations curtailed borrowing activities. Economic expectations also became more pessimistic, leading to a steep drop in commodity prices. Additionally, mutual fund tax-loss selling, which typically occurs in October, and forced selling by hedge funds contributed to volatility in the fourth quarter of 2008. In November, the official announcement that the U.S. had been in recession since December 2007 was hardly surprising to observers amid bad news from nearly every segment of the economy and U.S. automakers’ appeal for a government bailout.

Sentiment turned modestly more upbeat in December. Inflation concerns were alleviated (although they were replaced by deflation concerns), the Fed reduced the target federal funds rate and indicated that rates were likely to remain low for some time, and Congress approved loans to U.S. automakers. Volatility in equity prices moderated somewhat and liquidity measures showed slight improvement by the end of the month.

However, the early months of 2009 brought more negative news and volatility to the market. A dismal fourth quarter earnings reporting season was capped off with pessimistic corporate outlooks. Job losses continued, fourth quarter gross domestic product estimates were revised downward, and consumer confidence

2

fell to record lows. The new Treasury secretary announced a bank rescue plan that lacked sufficient detail and was not well received by the markets.

In March, several positive announcements led the market to rally. On the corporate front, investors welcomed merger and acquisition activity in the pharmaceuticals industry, improved retail sales numbers, and reports of profitability at two large banks. Furthermore, the Treasury publicized a plan to buy banks’ distressed assets, while the Fed announced it would purchase over $1 billion in Treasury and mortgage securities. Both of these announcements received positive responses from the market. However, concerns about the upcoming first quarter earnings reporting season still weighed on investors’ minds, and at the close of the period many observers believed it would be too early to know whether the rally will be sustainable.

Across the market capitalization spectrum, no particular segment outperformed meaningfully, with all segments posting considerable declines for the period. Growth stocks performed better than value stocks in all market cap segments, but particularly within the large-cap segment. All sectors within the Russell 2000® Value Index had negative returns for the period. The sectors with the smallest declines were utilities, consumer staples, and health care, reflecting investors’ preference for defensive (or less economically sensitive) sectors. In contrast, energy, producer durables, and autos and transportation were hit hardest by the weakening environment, as these groups are highly sensitive to the economic cycle.

Performance Analysis

All share classes of Van Kampen Small Cap Value Fund outperformed the Russell 2000® Value Index (the “Index”) for the 12 months ended March 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended March 31, 2009

				Russell 2000®
Class A	Class B	Class C	Class I	Value Index

–33.21%	–33.39%	–33.76%	–33.09%	–38.89%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Relative outperformance during the annual period was driven by stock selection in the consumer discretionary sector. The Fund held several good-performing business service stocks, while having less exposure to the highly consumer-dependent areas within the sector (such as housing-related or travel and leisure stocks). The health care sector was another strongly positive contributor to relative performance due to stock selection and the resulting overweight

3

allocation. Holdings in specialty pharmaceuticals led gains, as one company was acquired and another benefited from executing its business plan very well. Some health care services stocks were also additive to relative returns. Another area of relative strength was stock selection in the materials and processing sector, where positions in packaging companies helped relative performance. In addition, the Fund lacked exposure to the more heavily commodity-related stocks such as steel and base metals, which performed poorly during the period.

In contrast, other investments had a negative effect on relative performance. Chief detractors from relative performance for the period included stock selection and an overweight in the producer durables sector. Within the sector, holdings in telecommunications equipment stocks and in an office supplies and equipment stock were particularly detrimental. Stock selection in the financial services sector also hampered relative performance, due to weakness in insurance and insurance-related stocks as well as in some leasing company stocks. Finally, given that the consumer staples sector was among the better performing sectors during the period, an underweight there was disadvantageous.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

4

Top 10 Holdings as of 3/31/09 (Unaudited)

MAXIMUS, Inc.	4.5%
AAR Corp.	3.4
PharMerica Corp.	2.9
Syniverse Holdings, Inc.	2.7
ProAssurance Corp.	2.5
Perrigo Co.	2.5
HEALTHSOUTH Corp.	2.4
Corn Products International, Inc.	2.3
Argo Group International Holdings, Ltd.	2.2
Zep, Inc.	2.1

Summary of Investments by Industry Classification as of 3/31/09 (Unaudited)

Property & Casualty Insurance	7.1%
IT Consulting & Other Services	6.8
Aerospace & Defense	6.4
Reinsurance	6.1
Construction & Engineering	3.6
Health Care Distributors	2.9
Application Software	2.9
Specialty Chemicals	2.8
Wireless Telecommunication Services	2.7
Communications Equipment	2.6
Pharmaceuticals	2.5
Health Care Facilities	2.4
Electric Utilities	2.3
Air Freight & Logistics	2.3
Agricultural Products	2.3
Electronic Equipment Manufacturers	2.1
Health Care Technology	1.8
Life Sciences Tools & Services	1.8
Security & Alarm Services	1.7
Household Products	1.7
Metal & Glass Containers	1.7
Restaurants	1.6
Gas Utilities	1.6
Diversified Commercial & Professional Services	1.6
Oil & Gas Equipment & Services	1.5
Paper Packaging	1.5
Industrial Machinery	1.5
Personal Products	1.4
Office Electronics	1.3
Apparel Retail	1.3
Specialized REIT’s	1.3
Semiconductors	1.2
Multi-Utilities	1.1
Health Care Equipment	1.0
Thrifts & Mortgage Finance	1.0
Real Estate Development	0.9
Diversified Support Services	0.8
Apparel, Accessories & Luxury Goods	0.8
Data Processing & Outsourced Services	0.8
Publishing	0.7
(continued on next page)

5

Summary of Investments by Industry Classification as of 3/31/09 (Unaudited)
(continued from previous page)

Fertilizers & Agricultural Chemicals	0.7
Investment Banking & Brokerage	0.7
Life & Health Insurance	0.7
Commercial Printing	0.7
Household Appliances	0.6
Regional Banks	0.5
Electrical Components & Equipment	0.4
Trading Companies & Distributors	0.3
Oil & Gas Exploration & Production	0.2
Building Products	0.2

Total Long-Term Investments	94.4
Total Repurchase Agreements	5.4

Total Investments	99.8
Other Assets in Excess of Liabilities	0.2

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

6

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

7

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

8

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/08 - 3/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/08	3/31/09	10/1/08-3/31/09

Class A
Actual	$1,000.00	$691.92	$5.82
Hypothetical	1,000.00	1,018.05	6.94
(5% annual return before expenses)

Class B
Actual	1,000.00	690.60	6.74
Hypothetical	1,000.00	1,016.95	8.05
(5% annual return before expenses)

Class C
Actual	1,000.00	688.48	9.01
Hypothetical	1,000.00	1,014.26	10.75
(5% annual return before expenses)

Class I
Actual	1,000.00	692.41	4.81
Hypothetical	1,000.00	1,019.25	5.74
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.38%, 1.60%, 2.14% and 1.14% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

9

Van Kampen Small Cap Value Fund
Portfolio of Investments  ■  March 31, 2009

	Number of
Description	Shares	Value

Common Stocks 93.6%
Aerospace & Defense 6.4%
AAR Corp. (a)	939,890	$11,786,221
AerCap Holdings N.V. (Netherlands) (a)	1,221,200	3,968,900
Moog, Inc., Class A (a)	201,500	4,608,305
Spirit AeroSystems Holdings, Inc., Class A (a)	174,300	1,737,771

		22,101,197

Agricultural Products 2.3%
Corn Products International, Inc.	371,800	7,882,160

Air Freight & Logistics 2.3%
Forward Air Corp.	240,400	3,901,692
UTI Worldwide, Inc. (British Virgin Islands)	334,700	3,999,665

		7,901,357

Apparel, Accessories & Luxury Goods 0.8%
Maidenform Brands, Inc. (a)	308,390	2,824,852

Apparel Retail 1.3%
Stage Stores, Inc.	434,325	4,377,996

Application Software 2.1%
Informatica Corp. (a)	261,700	3,470,142
MSC Software Corp. (a)	675,689	3,810,886

		7,281,028

Building Products 0.2%
Dayton Superior Corp. (a)	454,900	186,509
Quanex Building Products Corp.	67,000	509,200

		695,709

Commercial Printing 0.7%
Cenveo, Inc. (a)	737,600	2,397,200

Communications Equipment 2.6%
ADTRAN, Inc.	155,600	2,522,276
Tekelec (a)	492,300	6,513,129

		9,035,405

Construction & Engineering 3.6%
Aecom Technology Corp. (a)	137,300	3,580,784
Orion Marine Group, Inc. (a)	314,760	4,123,356
Stantec, Inc. (Canada) (a)	255,700	4,653,740

		12,357,880

Data Processing & Outsourced Services 0.8%
Broadridge Financial Solutions, Inc.	150,300	2,797,083

Diversified Commercial & Professional Services 1.6%
Brink’s Co.	203,300	5,379,318

10
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Portfolio of Investments  ■  March 31, 2009  continued

	Number of
Description	Shares	Value

Diversified Support Services 0.8%
Copart, Inc. (a)	96,400	$2,859,224

Electric Utilities 2.3%
ALLETE, Inc.	129,800	3,464,362
Portland General Electric Co.	256,500	4,511,835

		7,976,197

Electrical Components & Equipment 0.4%
Polypore International, Inc. (a)	370,200	1,488,204

Electronic Equipment Manufacturers 2.1%
Checkpoint Systems, Inc. (a)	567,300	5,088,681
Cognex Corp.	167,500	2,236,125

		7,324,806

Fertilizers & Agricultural Chemicals 0.7%
Scotts Miracle-Gro Co., Class A	74,000	2,567,800

Gas Utilities 1.6%
UGI Corp.	232,600	5,491,686

Health Care Distributors 2.9%
PharMerica Corp. (a)	595,624	9,911,183

Health Care Equipment 1.0%
Hill-Rom Holdings, Inc.	361,700	3,577,213

Health Care Facilities 2.4%
HEALTHSOUTH Corp. (a)	915,700	8,131,416

Health Care Technology 1.8%
Allscripts-Misys Healthcare Solutions, Inc.	606,400	6,239,856

Household Appliances 0.6%
Snap-On, Inc.	81,100	2,035,610

Household Products 1.7%
Central Garden & Pet Co. (a)	463,042	3,523,750
Central Garden & Pet Co., Class A (a)	304,055	2,286,493

		5,810,243

Industrial Machinery 1.5%
Albany International Corp., Class A	323,300	2,925,865
John Bean Technologies Corp.	202,161	2,114,604

		5,040,469

Investment Banking & Brokerage 0.7%
Greenhill & Co., Inc.	34,200	2,525,670

11
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Portfolio of Investments  ■  March 31, 2009  continued

	Number of
Description	Shares	Value

IT Consulting & Other Services 6.8%
Acxiom Corp.	366,400	$2,711,360
Gartner, Inc. (a)	333,600	3,672,936
MAXIMUS, Inc.	386,260	15,396,324
Ness Technologies, Inc. (a)	608,000	1,793,600

		23,574,220

Life & Health Insurance 0.7%
Conseco, Inc. (a)	2,634,400	2,423,648

Life Sciences Tools & Services 1.8%
Bio-Rad Laboratories, Inc., Class A (a)	92,957	6,125,866

Metal & Glass Containers 1.7%
Pactiv Corp. (a)	199,500	2,910,705
Silgan Holdings, Inc.	54,000	2,837,160

		5,747,865

Multi-Utilities 1.1%
Avista Corp.	270,800	3,731,624

Office Electronics 1.3%
Zebra Technologies Corp., Class A (a)	238,000	4,526,760

Oil & Gas Equipment & Services 1.5%
Exterran Holdings, Inc. (a)	218,993	3,508,268
Superior Energy Services, Inc. (a)	134,620	1,735,252

		5,243,520

Oil & Gas Exploration & Production 0.2%
Saint Mary Land & Exploration Co.	57,140	755,962

Paper Packaging 1.5%
Rock-Tenn Co., Class A	193,500	5,234,175

Personal Products 1.4%
NBTY, Inc. (a)	353,200	4,973,056

Pharmaceuticals 2.5%
Perrigo Co.	351,355	8,724,145

Property & Casualty Insurance 7.1%
AmTrust Financial Services, Inc.	448,000	4,278,400
Argo Group International Holdings, Ltd. (Bermuda) (a)	255,900	7,710,267
Employers Holdings, Inc.	415,200	3,961,008
ProAssurance Corp. (a)	187,199	8,727,217

		24,676,892

Publishing 0.7%
Dolan Media Co. (a)	328,300	2,583,721

12
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Portfolio of Investments  ■  March 31, 2009  continued

	Number of
Description	Shares	Value

Real Estate Development 0.9%
Forestar Group, Inc. (a)	406,400	$3,108,960

Regional Banks 0.5%
MB Financial, Inc.	126,250	1,717,000

Reinsurance 6.1%
Max Capital Group, Ltd. (Bermuda)	275,200	4,744,448
Platinum Underwriters Holdings, Ltd. (Bermuda)	239,300	6,786,548
Reinsurance Group of America, Inc.	185,700	6,014,823
Validus Holdings, Ltd. (Bermuda)	146,100	3,459,648

		21,005,467

Restaurants 1.6%
AFC Enterprises, Inc. (a)	485,500	2,189,605
Denny’s Corp. (a)	2,044,630	3,414,532

		5,604,137

Security & Alarm Services 1.7%
Brink’s Home Security Holdings, Inc. (a)	260,500	5,887,300

Semiconductors 1.2%
Microsemi Corp. (a)	343,900	3,989,240

Specialized REIT’s 1.3%
Potlatch Corp.	188,700	4,375,953

Specialty Chemicals 2.8%
Cytec Industries, Inc.	179,000	2,688,580
Zep, Inc.	699,476	7,155,640

		9,844,220

Thrifts & Mortgage Finance 1.0%
Provident New York Bancorp	413,265	3,533,416

Trading Companies & Distributors 0.3%
TAL International Group, Inc.	138,787	1,015,921

Wireless Telecommunication Services 2.7%
Syniverse Holdings, Inc. (a)	591,100	9,315,736

Total Common Stocks 93.6%		323,729,566

Convertible Corporate Obligations 0.8%
Application Software 0.8%
Epicor Software Corp. ($4,672,000 par, 2.38% coupon, maturing 05/15/27)		2,569,600

Total Long-Term Investments 94.4% (Cost $433,540,547)		326,299,166

13
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Portfolio of Investments  ■  March 31, 2009  continued

Description	Value

Repurchase Agreements 5.4%
Banc of America Securities ($996,208 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.10%, dated 03/31/09, to be sold on 04/01/09 at $996,211)	$996,208
Citigroup Global Markets, Inc. ($9,962,077 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.13%, dated 03/31/09, to be sold on 04/01/09 at $9,962,113)	9,962,077
Citigroup Global Markets, Inc. ($4,781,797 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.14%, dated 03/31/09, to be sold on 04/01/09 at $4,781,816)	4,781,797
JPMorgan Chase & Co. ($2,988,623 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.14%, dated 03/31/09, to be sold on 04/01/09 at $2,988,635)	2,988,623
State Street Bank & Trust Co. ($51,295 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/09, to be sold on 04/01/09 at $51,295)	51,295

Total Repurchase Agreements 5.4% (Cost $18,780,000)	18,780,000

Total Investments 99.8% (Cost $452,320,547)	345,079,166

Other Assets in Excess of Liabilities 0.2%	799,777

Net Assets 100.0%	$345,878,943

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

14
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Financial Statements

Statement of Assets and Liabilities
March 31, 2009

Assets:
Total Investments (Cost $452,320,547)	$345,079,166
Cash	828
Receivables:
Investments Sold	2,251,356
Fund Shares Sold	1,423,243
Dividends	235,509
Interest	41,987
Other	57,297

Total Assets	349,089,386

Liabilities:
Payables:
Investments Purchased	1,962,185
Fund Shares Repurchased	483,310
Investment Advisory Fee	181,407
Distributor and Affiliates	122,302
Trustees’ Deferred Compensation and Retirement Plans	135,665
Accrued Expenses	325,574

Total Liabilities	3,210,443

Net Assets	$345,878,943

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$489,603,848
Accumulated Undistributed Net Investment Income	141,906
Accumulated Net Realized Loss	(36,625,430)
Net Unrealized Depreciation	(107,241,381)

Net Assets	$345,878,943

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $225,015,999 and 23,549,226 shares of beneficial interest issued and outstanding)	$9.56
Maximum sales charge (5.75%* of offering price)	0.58

Maximum offering price to public	$10.14

Class B Shares:
Net asset value and offering price per share (Based on net assets of $37,961,059 and 4,327,816 shares of beneficial interest issued and outstanding)	$8.77

Class C Shares:
Net asset value and offering price per share (Based on net assets of $50,494,960 and 5,789,412 shares of beneficial interest issued and outstanding)	$8.72

Class I Shares:
Net asset value and offering price per share (Based on net assets of $32,406,925 and 3,366,072 shares of beneficial interest issued and outstanding)	$9.63

*	On sales of $50,000 or more, the sales charge will be reduced.

15
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Financial Statements  continued

Statement of Operations
For the Year Ended March 31, 2009

Investment Income:
Dividends	$6,791,745
Interest	444,873

Total Income	7,236,618

Expenses:
Investment Advisory Fee	2,806,152
Distribution (12b-1) and Service Fees
Class A	648,144
Class B	244,024
Class C	630,717
Transfer Agent Fees	1,341,196
Accounting and Administrative Expenses	105,544
Professional Fees	84,385
Registration Fees	59,201
Custody	51,362
Trustees’ Fees and Related Expenses	32,333
Reports to Shareholders	20,127
Other	80,322

Total Expenses	6,103,507
Less Credits Earned on Cash Balances	4,132

Net Expenses	6,099,375

Net Investment Income	$1,137,243

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(33,207,118)

Unrealized Appreciation/Depreciation:
Beginning of the Period	31,425,325
End of the Period	(107,241,381)

Net Unrealized Depreciation During the Period	(138,666,706)

Net Realized and Unrealized Loss	$(171,873,824)

Net Decrease in Net Assets From Operations	$(170,736,581)

16
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	March 31, 2009	March 31, 2008

From Investment Activities:
Operations:
Net Investment Income/Loss	$1,137,243	$(1,692,009)
Net Realized Gain/Loss	(33,207,118)	22,466,607
Net Unrealized Depreciation During the Period	(138,666,706)	(66,266,076)

Change in Net Assets from Operations	(170,736,581)	(45,491,478)

Distributions from Net Investment Income:
Class A Shares	(627,803)	-0-
Class B Shares	(58,155)	-0-
Class C Shares	-0-	-0-
Class I Shares	(173,726)	-0-

	(859,684)	-0-

Distributions from Net Realized Gain:
Class A Shares	(874,666)	(22,296,542)
Class B Shares	(191,947)	(9,965,900)
Class C Shares	(225,820)	(6,438,532)
Class I Shares	(121,461)	(3,380,635)

	(1,413,894)	(42,081,609)

Total Distributions	(2,273,578)	(42,081,609)

Net Change in Net Assets from Investment Activities	(173,010,159)	(87,573,087)

From Capital Transactions:
Proceeds from Shares Sold	262,571,176	294,818,583
Net Asset Value of Shares Issued Through Dividend Reinvestment	2,012,465	37,320,126
Cost of Shares Repurchased	(171,499,706)	(178,129,618)

Net Change in Net Assets from Capital Transactions	93,083,935	154,009,091

Total Increase/Decrease in Net Assets	(79,926,224)	66,436,004
Net Assets:
Beginning of the Period	425,805,167	359,369,163

End of the Period (Including accumulated undistributed net investment income of $141,906 and $(134,321), respectively)	$345,878,943	$425,805,167

17
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended March 31,
Class A Shares	2009	2008	2007		2006	2005

Net Asset Value, Beginning of the Period	$14.41	$17.57	$18.23		$17.17	$16.28

Net Investment Income/Loss (a)	0.05	(0.03)	(0.03)		0.03	(0.05)
Net Realized and Unrealized Gain/Loss	(4.83)	(1.49)	2.91		3.52	1.52

Total from Investment Operations	(4.78)	(1.52)	2.88		3.55	1.47

Less:
Distributions from Net Investment Income	0.03	-0-	-0-		-0-	-0-
Distributions from Net Realized Gain	0.04	1.64	3.54		2.49	0.58

Total Distributions	0.07	1.64	3.54		2.49	0.58

Net Asset Value, End of the Period	$9.56	$14.41	$17.57		$18.23	$17.17

Total Return (b)	–33.21%	–9.31%	16.70%		22.13%	9.12%
Net Assets at End of the Period (In millions)	$225.0	$248.2	$192.7		$154.4	$202.2
Ratio of Expenses to Average Net Assets	1.34%	1.29%	1.32%		1.38%	1.45%
Ratio of Net Investment Income/Loss to Average Net Assets	0.40%	(0.21% )	(0.16%	)	0.14%	(0.30%	)
Portfolio Turnover	63%	46%	53%		40%	40%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

18
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended March 31,
Class B Shares	2009		2008		2007		2006		2005

Net Asset Value, Beginning of the Period	$13.24		$16.35		$17.30		$16.53		$15.81

Net Investment Income/Loss (a)	0.02		(0.11)		(0.16)		(0.12)		(0.17)
Net Realized and Unrealized Gain/Loss	(4.44)		(1.36)		2.75		3.38		1.47

Total from Investment Operations	(4.42)		(1.47)		2.59		3.26		1.30

Less:
Distributions from Net Investment Income	0.01		-0-		-0-		-0-		-0-
Distributions from Net Realized Gain	0.04		1.64		3.54		2.49		0.58

Total Distributions	0.05		1.64		3.54		2.49		0.58

Net Asset Value, End of the Period	$8.77		$13.24		$16.35		$17.30		$16.53

Total Return (b)	–33.39%	(c)	–9.64%	(c)	15.81%		21.19%		8.31%
Net Assets at End of the Period (In millions)	$38.0		$78.6		$115.1		$116.4		$131.4
Ratio of Expenses to Average Net Assets	1.51%	(c)	1.73%	(c)	2.08%		2.15%		2.21%
Ratio of Net Investment Income/Loss to Average Net Assets	0.16%	(c)	(0.68%	)(c)	(0.92%	)	(0.70%	)	(1.06%	)
Portfolio Turnover	63%		46%		53%		40%		40%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

19
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended March 31,
Class C Shares	2009	2008	2007		2006		2005

Net Asset Value, Beginning of the Period	$13.23	$16.38	$17.33		$16.55		$15.83

Net Investment Loss (a)	(0.04)	(0.15)	(0.16)		(0.11)		(0.16)
Net Realized and Unrealized Gain/Loss	(4.43)	(1.36)	2.75		3.38		1.46

Total from Investment Operations	(4.47)	(1.51)	2.59		3.27		1.30
Less Distributions from Net Realized Gain	0.04	1.64	3.54		2.49		0.58

Net Asset Value, End of the Period	$8.72	$13.23	$16.38		$17.33		$16.55

Total Return (b)	–33.76%	–9.95%	15.78%	(c)	21.23%	(c)	8.30%	(c)
Net Assets at End of the Period (In millions)	$50.5	$64.5	$42.7		$36.7		$38.0
Ratio of Expenses to Average Net Assets	2.10%	2.04%	2.07%	(c)	2.12%	(c)	2.16%	(c)
Ratio of Net Investment Loss to Average Net Assets	(0.36% )	(0.95% )	(0.91%	)(c)	(0.67%	)(c)	(1.01%	)(c)
Portfolio Turnover	63%	46%	53%		40%		40%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

20
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

				August 12, 2005
				(Commencement
	Year Ended March 31,			of Operations) to
Class I Shares	2009	2008	2007	March 31, 2006

Net Asset Value, Beginning of the Period	$14.53	$17.66	$18.26	$18.68

Net Investment Income/Loss (a)	0.08	0.02	0.01	(0.01)
Net Realized and Unrealized Gain/Loss	(4.88)	(1.51)	2.93	2.08

Total from Investment Operations	(4.80)	(1.49)	2.94	2.07

Less:
Distributions from Net Investment Income	0.06	-0-	-0-	-0-
Distributions from Net Realized Gain	0.04	1.64	3.54	2.49

Total Distributions	0.10	1.64	3.54	2.49

Net Asset Value, End of the Period	$9.63	$14.53	$17.66	$18.26

Total Return (b)	–33.09%	–9.03%	16.96%	12.42% *
Net Assets at End of the Period (In millions)	$32.4	$34.5	$8.8	$9.8
Ratio of Expenses to Average Net Assets	1.09%	1.06%	1.07%	1.13%
Ratio of Net Investment Income/Loss to Average Net Assets	0.63%	0.12%	0.08%	(0.11% )
Portfolio Turnover	63%	46%	53%	40%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Non – Annualized.

21
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Notes to Financial Statements  ■  March 31, 2009

1. Significant Accounting Policies
Van Kampen Small Cap Value Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek capital appreciation. The Fund commenced investment operations on June 21, 1999. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted and listed securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective April 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

22

Van Kampen Small Cap Value Fund
Notes to Financial Statements  ■  March 31, 2009  continued

Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$323,729,566
Level 2—Other Significant Observable Inputs	21,349,600
Level 3—Significant Unobservable Inputs	-0-

Total	$345,079,166

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expense Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are

23

Van Kampen Small Cap Value Fund
Notes to Financial Statements  ■  March 31, 2009  continued

recorded. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended March 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against future realized capital gains. At March 31, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $6,768,187, which will expire on March 31, 2017.
At March 31, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$454,796,127

Gross tax unrealized appreciation	23,293,165
Gross tax unrealized depreciation	(133,010,126)

Net tax unrealized depreciation on investments	$(109,716,961)

E. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended March 31, 2009 and 2008 were as follows:

	2009	2008

Distributions paid from:
Ordinary income	$859,684	$10,626,919
Long-term capital gain	1,413,894	31,454,690

	$2,273,578	$42,081,609

24

Van Kampen Small Cap Value Fund
Notes to Financial Statements  ■  March 31, 2009  continued

Permanent differences, primarily due to the Fund’s investment in other regulated investment companies, resulted in the following reclassifications among the Fund’s components of net assets at March 31, 2009:

Accumulated Undistributed	Accumulated Net
Net Investment Income	Realized Loss	Capital

$(1,332)	$1,332	$-0-

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$296,379
Undistributed long-term capital gain	-0-

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October losses of $27,381,660 which are not recognized for tax purposes until the first day of the following fiscal year.

F. Credits Earned on Cash Balances During the year ended March 31, 2009, the Fund’s custody fee was reduced by $4,132 as a result of credits earned on cash balances.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.670%
Next $500 million	.645%
Over $1 billion	.620%

For the year ended March 31, 2009, the Fund recognized expenses of approximately $17,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

25

Van Kampen Small Cap Value Fund
Notes to Financial Statements  ■  March 31, 2009  continued

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended March 31, 2009, the Fund recognized expenses of approximately $84,500 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2009, the Fund recognized expenses of approximately $561,700 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $44,500 are included in “Other” assets on the Statement of Assets and Liabilities at March 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended March 31, 2009, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $7,570.
For the year ended March 31, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $113,900 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $90,600. Sales charges do not represent expenses of the Fund.

26

Van Kampen Small Cap Value Fund
Notes to Financial Statements  ■  March 31, 2009  continued

3. Capital Transactions
For the years ended March 31, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	March 31, 2009		March 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	14,711,727	$183,785,633	11,910,661	$198,211,387
Class B	743,855	8,676,124	857,433	13,697,192
Class C	2,514,293	29,103,035	2,873,114	44,831,069
Class I	3,416,954	41,006,384	2,222,028	38,078,935

Total Sales	21,386,829	$262,571,176	17,863,236	$294,818,583

Dividend Reinvestment:
Class A	135,356	$1,353,561	1,281,735	$19,713,083
Class B	25,722	236,130	672,189	9,498,035
Class C	17,511	160,224	334,525	4,730,179
Class I	26,098	262,550	218,129	3,378,829

Total Dividend Reinvestment	204,687	$2,012,465	2,506,578	$37,320,126

Repurchases:
Class A	(8,515,746)	$(99,288,738)	(6,940,745)	$(114,595,672)
Class B	(2,380,146)	(27,030,544)	(2,629,559)	(40,609,008)
Class C	(1,618,764)	(16,633,785)	(937,718)	(14,145,784)
Class I	(2,450,688)	(28,546,639)	(567,347)	(8,779,154)

Total Repurchases	(14,965,344)	$(171,499,706)	(11,075,369)	$(178,129,618)

4. Redemption Fee
The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended March 31, 2009, the Fund received redemption fees of approximately $32,000, which are reported as part of “Cost of Shares Repurchased” on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $347,791,195 and $253,176,928, respectively.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of

27

Van Kampen Small Cap Value Fund
Notes to Financial Statements  ■  March 31, 2009  continued

Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $0 and $162,400 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Accounting Pronouncements
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.
On April 9, 2009, the Financial Accounting Standards Board issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the assets or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current FAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP 157-4 and the impact it will have on the financial statement disclosures.

28

Van Kampen Small Cap Value Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Small Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Small Cap Value Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust) as of March 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Small Cap Value Fund of the Van Kampen Equity Trust at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
May 15, 2009

29

Van Kampen Small Cap Value Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distribution paid by the Fund during its taxable year ended March 31, 2009. For corporate shareholders 100% of the distributions qualify for the dividends received deduction. The fund designated and paid $1,413,894 as a long-term capital gain distribution. Certain ordinary dividends paid by the Fund may be treated as qualified dividend income and will therefore be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $6,165,340 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

30

Van Kampen Small Cap Value Fund
Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

31

Van Kampen Small Cap Value Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

32

Van Kampen Small Cap Value Fund
Trustees and Officers continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1999	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1999	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

33

Van Kampen Small Cap Value Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1999	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

34

Van Kampen Small Cap Value Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

35

Van Kampen Small Cap Value Fund
Trustees and Officers continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1999	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

36

Van Kampen Small Cap Value Fund
Trustees and Officers  continued

Officers
Term of
	Position(s)	Office and
Name, Age and	Held with	Length of	Principal Occupation(s)
Address of Officer	Fund	Time Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1999	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

37

Van Kampen Small Cap Value Fund
Trustees and Officers continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

38

Van Kampen Small Cap Value Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen Small Cap Value Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Small Cap Value Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen Small Cap Value Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Small Cap Value Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

78, 178, 278, 678
SCVANN 5/09
IU09-02087P-Y03/09

Item 1. Report to Shareholders.

The           annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Value Opportunities Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of March 31, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 3/31/09

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Russell 1000® Value Index and the S&P 500® Index from 6/30/01 (first month-end after inception) through 3/31/09. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 6/25/01		since 6/25/01		since 6/25/01		since 3/23/05
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	–2.96%	–3.70%	–3.69%	–3.69%	–3.68%	–3.68%	–10.58%

5-Year	–6.77	–7.86	–7.47	–7.69	–7.46	–7.46	—

1-Year	–39.47	–42.97	–39.94	–42.94	–39.90	–40.50	–39.30

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. Periods less than one year are not annualized.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership.

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. These indexes are unmanaged and do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the 12-month period ended March 31, 2009

Market Conditions

In the 12-month period ended March 31, 2009, the credit crisis continued to roil the markets. The bankruptcies, bailouts and forced consolidations of major U.S. banks triggered a severe loss of confidence among investors. Selling was widespread, affecting all sectors of the market. Economic conditions also continued to deteriorate, with job losses reported in every industry, sinking consumer confidence, a still declining housing market, and significantly weaker corporate earnings. In late 2008, policymakers’ initial attempts to restore stability to the financial system and contain the economic downturn were met with disappointment in the investment community. The market remained volatile in the first quarter of 2009, as investors awaited a solution from the new presidential administration. In the final weeks of the period, stocks rallied on more upbeat news from several large banks followed by an announcement that the Treasury planned to buy “toxic” assets from banks and Wall Street firms. However, uneasiness remained as U.S. automakers continued to struggle and investors awaited first quarter corporate earnings reports.

Performance Analysis

All share classes of Van Kampen Value Opportunities Fund outperformed the Russell 1000® Value Index (the “Index”) and underperformed the S&P 500® Index for the 12 months ended March 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended March 31, 2009

				Russell 1000®
Class A	Class B	Class C	Class I	Value Index	S&P 500® Index

–39.47%	–39.94%	–39.90%	–39.30%	–42.42%	–38.09%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

The Fund’s relative performance was led by stock selection in the financials sector. Our positioning emphasized insurance companies with smaller weights in diversified financials and banks, which served the Fund well as insurance stocks held up relatively better than other areas within the sector during the period. The health care sector also contributed positively due to relative strength in the pharmaceuticals industry, where merger and acquisition announcements helped to bolster those stocks. The Fund maintained a significant underweight to the industrials sector, which benefited relative performance, as the sector was among

2

the weakest performing groups during the period. Finally, the Fund’s cash position also helped relative performance because it reduced the portfolio’s total exposure to volatility in the equity market. (In contrast, the Index holds no cash and therefore did not receive the same benefit.)

Relative outperformance in those groups was slightly offset by relative underperformance in other investments, however. The basic materials sector was among the largest relative detractors during the period, driven by holdings in three paper companies. The Fund’s very limited exposure to the energy sector also held back relative gains, as the sector outperformed the Index during the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 3/31/09 (Unaudited)

Aspen Insurance Holdings Ltd.	5.5%
Hanesbrands, Inc.	5.0
Comcast Corp., Class A	4.4
Chubb Corp.	4.2
Flagstone Reinsurance Holdings Ltd.	3.9
Viacom, Inc., Class B	3.4
Schering-Plough Corp.	3.3
Allied World Assurance Co. Holdings Ltd.	3.2
Verizon Communications, Inc.	3.0
Bank of New York Mellon Corp.	2.8

Summary of Investments by Industry Classification as of 3/31/09 (Unaudited)

Property & Casualty Insurance	15.4%
Pharmaceuticals	9.8
Packaged Foods & Meats	6.9
Movies & Entertainment	5.6
Apparel, Accessories & Luxury Goods	5.0
Integrated Telecommunication Services	4.9
Broadcasting & Cable TV	4.4
Paper Products	4.4
Reinsurance	3.9
Asset Management & Custody Banks	2.8
Soft Drinks	2.8
Hypermarkets & Super Centers	2.6
Internet Software & Services	2.2
Life & Health Insurance	2.0
Computer Hardware	1.8
Department Stores	1.7
Semiconductors	1.3
Drug Retail	1.3
Communications Equipment	1.2
Diversified Banks	1.2
Electronic Equipment Manufacturers	1.2
Integrated Oil & Gas	1.1
Oil & Gas Equipment & Services	1.1
Aluminum	1.0
Industrial Conglomerates	1.0
Managed Health Care	1.0
Diversified Chemicals	0.9
Other Diversified Financial Services	0.8
Broadcasting—Diversified	0.7
Electrical Components & Equipment	0.5

Total Long-Term Investments	90.5
Total Repurchase Agreements	9.1

Total Investments	99.6
Other Assets in Excess of Liabilities	0.4

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/08 - 3/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/08	3/31/09	10/1/08-3/31/09

Class A
Actual	$1,000.00	$696.54	$6.18
Hypothetical	1,000.00	1,017.65	7.34
(5% annual return before expenses)

Class B
Actual	1,000.00	693.70	9.37
Hypothetical	1,000.00	1,013.86	11.15
(5% annual return before expenses)

Class C
Actual	1,000.00	694.02	9.08
Hypothetical	1,000.00	1,014.21	10.80
(5% annual return before expenses)

Class I
Actual	1,000.00	697.67	5.08
Hypothetical	1,000.00	1,018.95	6.04
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.46%, 2.22%, 2.15% and 1.20% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The expense ratio for Class C shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

7

Van Kampen Value Opportunities Fund
Portfolio of Investments  ■  March 31, 2009

	Number of
Description	Shares	Value

Common Stocks 90.5%
Aluminum 1.0%
Alcoa, Inc.	132,800	$974,752

Apparel, Accessories & Luxury Goods 5.0%
Hanesbrands, Inc. (a)	502,900	4,812,753

Asset Management & Custody Banks 2.8%
Bank of New York Mellon Corp.	94,983	2,683,270

Broadcasting & Cable TV 4.4%
Comcast Corp., Class A	310,900	4,240,676

Broadcasting—Diversified 0.7%
Time Warner Cable, Inc.	27,309	677,263

Communications Equipment 1.2%
Cisco Systems, Inc. (a)	71,900	1,205,763

Computer Hardware 1.8%
Dell, Inc. (a)	178,219	1,689,516

Department Stores 1.7%
Macy’s, Inc.	188,100	1,674,090

Diversified Banks 1.2%
Barclays PLC—ADR (United Kingdom)	39,100	332,350
Wells Fargo & Co.	57,300	815,952

		1,148,302

Diversified Chemicals 0.9%
Du Pont (E.I.) de Nemours & Co.	39,400	879,802

Drug Retail 1.3%
CVS Caremark Corp.	45,000	1,237,050

Electrical Components & Equipment 0.5%
Emerson Electric Co.	16,700	477,286

Electronic Equipment Manufacturers 1.2%
Cognex Corp.	85,000	1,134,750

Hypermarkets & Super Centers 2.6%
Wal-Mart Stores, Inc.	48,500	2,526,850

Industrial Conglomerates 1.0%
General Electric Co.	93,300	943,263

Integrated Oil & Gas 1.1%
Total SA—ADR (France)	22,400	1,098,944

8
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Portfolio of Investments  ■  March 31, 2009  continued

	Number of
Description	Shares	Value

Integrated Telecommunication Services 4.9%
AT&T, Inc.	71,100	$1,791,720
Verizon Communications, Inc.	96,500	2,914,300

		4,706,020

Internet Software & Services 2.2%
eBay, Inc. (a)	170,000	2,135,200

Life & Health Insurance 2.0%
MetLife, Inc.	51,900	1,181,763
Torchmark Corp.	26,600	697,718

		1,879,481

Managed Health Care 1.0%
UnitedHealth Group, Inc.	44,900	939,757

Movies & Entertainment 5.6%
Time Warner, Inc.	108,800	2,099,840
Viacom, Inc., Class B (a)	187,000	3,250,060

		5,349,900

Oil & Gas Equipment & Services 1.1%
Halliburton Co.	66,100	1,022,567

Other Diversified Financial Services 0.8%
Bank of America Corp.	108,400	739,288

Packaged Foods & Meats 6.9%
Cadbury PLC—ADR (United Kingdom)	75,128	2,269,985
Kraft Foods, Inc., Class A	58,500	1,303,965
Sara Lee Corp.	198,400	1,603,072
Unilever NV (Netherlands)	72,300	1,417,080

		6,594,102

Paper Products 4.4%
International Paper Co.	342,136	2,408,638
MeadWestvaco Corp.	148,700	1,782,913

		4,191,551

Pharmaceuticals 9.8%
Abbott Laboratories	16,500	787,050
Bristol-Myers Squibb Co.	92,500	2,027,600
Eli Lilly & Co.	22,600	755,066
Pfizer, Inc.	82,680	1,126,102
Schering-Plough Corp.	132,500	3,120,375
Wyeth	37,630	1,619,595

		9,435,788

Property & Casualty Insurance 15.4%
Allied World Assurance Co. Holdings Ltd. (Bermuda)	80,100	3,046,203
Aspen Insurance Holdings Ltd. (Bermuda)	233,000	5,233,180
Chubb Corp.	96,000	4,062,720
Travelers Cos., Inc.	58,700	2,385,568

		14,727,671

9
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Portfolio of Investments  ■  March 31, 2009  continued

	Number of
Description	Shares	Value

Reinsurance 3.9%
Flagstone Reinsurance Holdings Ltd. (Bermuda)	477,000	$3,715,830

Semiconductors 1.3%
Intel Corp.	83,900	1,262,695

Soft Drinks 2.8%
Coca-Cola Co.	40,400	1,775,580
Dr. Pepper Snapple Group, Inc. (a)	53,196	899,544

		2,675,124

Total Long-Term Investments 90.5% (Cost $128,095,513)		86,779,304

Repurchase Agreements 9.1%
Banc of America Securities ($461,024 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.10%, dated 03/31/09, to be sold on 04/01/09 at $461,026)		461,024
Citigroup Global Markets, Inc. ($4,610,246 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.13%, dated 03/31/09, to be sold on 04/01/09 at $4,610,262)		4,610,246
Citigroup Global Markets, Inc. ($2,212,918 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.14%, dated 03/31/09, to be sold on 04/01/09 at $2,212,927)		2,212,918
JPMorgan Chase & Co. ($1,383,074 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.14%, dated 03/31/09, to be sold on 04/01/09 at $1,383,079)		1,383,074
State Street Bank & Trust Co. ($23,738 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/09, to be sold on 04/01/09 at $23,738)		23,738

Total Repurchase Agreements 9.1% (Cost $8,691,000)		8,691,000

Total Investments 99.6% (Cost $136,786,513)		95,470,304

Other Assets in Excess of Liabilities 0.4%		398,014

Net Assets 100.0%		$95,868,318

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security.

ADR—American Depositary Receipt

10
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Financial Statements

Statement of Assets and Liabilities
March 31, 2009

Assets:
Total Investments (Cost $136,786,513)	$95,470,304
Cash	839
Receivables:
Fund Shares Sold	615,175
Dividends	182,593
Interest	32
Other	40,165

Total Assets	96,309,108

Liabilities:
Payables:
Fund Shares Repurchased	85,281
Investment Advisory Fee	58,135
Distributor and Affiliates	57,969
Trustees’ Deferred Compensation and Retirement Plans	113,779
Accrued Expenses	125,626

Total Liabilities	440,790

Net Assets	$95,868,318

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$204,047,010
Accumulated Undistributed Net Investment Income	245,643
Net Unrealized Depreciation	(41,316,209)
Accumulated Net Realized Loss	(67,108,126)

Net Assets	$95,868,318

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $43,174,736 and 7,394,473 shares of beneficial interest issued and outstanding)	$5.84
Maximum sales charge (5.75%* of offering price)	0.36

Maximum offering price to public	$6.20

Class B Shares:
Net asset value and offering price per share (Based on net assets of $9,097,261 and 1,587,748 shares of beneficial interest issued and outstanding)	$5.73

Class C Shares:
Net asset value and offering price per share (Based on net assets of $7,791,403 and 1,359,664 shares of beneficial interest issued and outstanding)	$5.73

Class I Shares:
Net asset value and offering price per share (Based on net assets of $35,804,918 and 6,141,375 shares of beneficial interest issued and outstanding)	$5.83

*	On sales of $50,000 or more, the sales charge will be reduced.

11
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Financial Statements  continued

Statement of Operations
For the Year Ended March 31, 2009

Investment Income:
Dividends (Net of foreign withholding taxes of $19,197)	$3,625,907
Interest	94,265

Total Income	3,720,172

Expenses:
Investment Advisory Fee	1,098,917
Distribution (12b-1) and Service Fees
Class A	183,533
Class B	162,910
Class C	120,778
Transfer Agent Fees	334,258
Professional Fees	70,694
Accounting and Administrative Expenses	62,104
Registration Fees	48,140
Trustees’ Fees and Related Expenses	29,872
Reports to Shareholders	26,093
Custody	19,409
Other	20,866

Total Expenses	2,177,574

Net Investment Income	$1,542,598

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(62,400,998)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(31,194,007)
End of the Period	(41,316,209)

Net Unrealized Depreciation During the Period	(10,122,202)

Net Realized and Unrealized Loss	$(72,523,200)

Net Decrease in Net Assets From Operations	$(70,980,602)

12
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	March 31, 2009	March 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$1,542,598	$1,467,313
Net Realized Gain/Loss	(62,400,998)	7,613,322
Net Unrealized Depreciation During the Period	(10,122,202)	(57,790,979)

Change in Net Assets from Operations	(70,980,602)	(48,710,344)

Distributions from Net Investment Income:
Class A Shares	(622,186)	(862,649)
Class B Shares	-0-	(9)
Class C Shares	(15,737)	(2)
Class I Shares	(643,534)	(496,567)

	(1,281,457)	(1,359,227)

Distributions from Net Realized Gain:
Class A Shares	-0-	(12,428,405)
Class B Shares	-0-	(2,856,882)
Class C Shares	-0-	(2,324,110)
Class I Shares	-0-	(4,546,549)

	-0-	(22,155,946)

Total Distributions	(1,281,457)	(23,515,173)

Net Change in Net Assets from Investment Activities	(72,262,059)	(72,225,517)

From Capital Transactions:
Proceeds from Shares Sold	76,441,444	137,266,693
Net Asset Value of Shares Issued Through Dividend Reinvestment	1,258,146	22,415,470
Cost of Shares Repurchased	(116,220,232)	(152,211,413)

Net Change in Net Assets from Capital Transactions	(38,520,642)	7,470,750

Total Decrease in Net Assets	(110,782,701)	(64,754,767)
Net Assets:
Beginning of the Period	206,651,019	271,405,786

End of the Period (Including accumulated undistributed net investment income of $245,643 and $(14,807), respectively)	$95,868,318	$206,651,019

13
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended March 31,
Class A Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$9.77	$13.11	$12.45	$12.24	$11.02

Net Investment Income (a)	0.09	0.09	0.13	0.10	0.06
Net Realized and Unrealized Gain/Loss	(3.94)	(2.29)	1.47	1.22	1.38

Total from Investment Operations	(3.85)	(2.20)	1.60	1.32	1.44

Less:
Distributions from Net Investment Income	0.08	0.07	0.13	0.07	0.03
Distributions from Net Realized Gain	-0-	1.07	0.81	1.04	0.19

Total Distributions	0.08	1.14	0.94	1.11	0.22

Net Asset Value, End of the Period	$5.84	$9.77	$13.11	$12.45	$12.24

Total Return (b)	–39.47%	–18.06%	13.02%	11.11%	13.12%
Net Assets at End of the Period (In millions)	$43.2	$112.1	$206.3	$171.7	$105.8
Ratio of Expenses to Average Net Assets	1.41%	1.28%	1.28%	1.38%	1.41%
Ratio of Net Investment Income to Average Net Assets	1.11%	0.69%	1.05%	0.80%	0.55%
Portfolio Turnover	34%	54%	60%	56%	46%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended March 31,
Class B Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$9.54	$12.85	$12.22	$12.07	$10.92

Net Investment Income/Loss (a)	0.03	(0.01)	0.04	0.01	(0.02)
Net Realized and Unrealized Gain/Loss	(3.84)	(2.23)	1.44	1.18	1.36

Total from Investment Operations	(3.81)	(2.24)	1.48	1.19	1.34

Less:
Distributions from Net Investment Income	-0-	-0-	0.04	-0-	-0-
Distributions from Net Realized Gain	-0-	1.07	0.81	1.04	0.19

Total Distributions	-0-	1.07	0.85	1.04	0.19

Net Asset Value, End of the Period	$5.73	$9.54	$12.85	$12.22	$12.07

Total Return (b)	–39.94%	–18.70%	12.24%	10.18%	12.30%
Net Assets at End of the Period (In millions)	$9.1	$24.6	$34.4	$35.5	$34.5
Ratio of Expenses to Average Net Assets	2.17%	2.04%	2.04%	2.13%	2.17%
Ratio of Net Investment Income/Loss to Average Net Assets	0.34%	(0.05% )	0.30%	0.05%	(0.21%	)
Portfolio Turnover	34%	54%	60%	56%	46%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

15
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended March 31,
Class C Shares	2009		2008		2007	2006	2005

Net Asset Value, Beginning of the Period	$9.55		$12.86		$12.22	$12.07	$10.92

Net Investment Income/Loss (a)	0.03		-0-	(b)	0.04	0.01	(0.02)
Net Realized and Unrealized Gain/Loss	(3.84)		(2.24)		1.44	1.18	1.36

Total from Investment Operations	(3.81)		(2.24)		1.48	1.19	1.34

Less:
Distributions from Net Investment Income	0.01		-0-		0.03	-0-	-0-
Distributions from Net Realized Gain	-0-		1.07		0.81	1.04	0.19

Total Distributions	0.01		1.07		0.84	1.04	0.19

Net Asset Value, End of the Period	$5.73		$9.55		$12.86	$12.22	$12.07

Total Return (c)	–39.90%	(d)	–18.69%	(d)	12.24%	10.18%	12.30%
Net Assets at End of the Period (In millions)	$7.8		$19.1		$30.5	$27.5	$27.9
Ratio of Expenses to Average Net Assets	2.10%	(d)	2.03%	(d)	2.04%	2.13%	2.17%
Ratio of Net Investment Income/Loss to Average Net Assets	0.43%	(d)	(0.04%	)(d)	0.29%	0.05%	(0.21%	)
Portfolio Turnover	34%		54%		60%	56%	46%

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

16
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

					March 23, 2005
					(Commencement
	Year Ended March 31,				of Operations) to
Class I Shares	2009	2008	2007	2006	March 31, 2005

Net Asset Value, Beginning of the Period	$9.77	$13.13	$12.46	$12.24	$12.06

Net Investment Income (a)	0.11	0.11	0.17	0.13	-0- (b)
Net Realized and Unrealized Gain/Loss	(3.94)	(2.28)	1.46	1.21	0.18

Total from Investment Operations	(3.83)	(2.17)	1.63	1.34	0.18

Less:
Distributions from Net Investment Income	0.11	0.12	0.15	0.08	-0-
Distributions from Net Realized Gain	-0-	1.07	0.81	1.04	-0-

Total Distributions	0.11	1.19	0.96	1.12	-0-

Net Asset Value, End of the Period	$5.83	$9.77	$13.13	$12.46	$12.24

Total Return (c)	–39.30%	–17.91%	13.28%	11.33%	1.49% *
Net Assets at End of the Period (In millions)	$35.8	$50.8	$0.2	$3.0	$0.9
Ratio of Expenses to Average Net Assets (d)	1.17%	1.07%	1.08%	1.13%	1.08%
Ratio of Net Investment Income to Average Net Assets	1.41%	1.03%	1.39%	1.02%	0.97%
Portfolio Turnover	34%	54%	60%	56%	46%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended March 31, 2008.

17
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Notes to Financial Statements  ■  March 31, 2009

1. Significant Accounting Policies
Van Kampen Value Opportunities Fund (the “Fund”) is organized as a separate diversified series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek capital growth and income. The Fund commenced investment operations on June 25, 2001. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective April 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

18

Van Kampen Value Opportunities Fund
Notes to Financial Statements  ■  March 31, 2009  continued

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$84,509,319
Level 2—Other Significant Observable Inputs	10,960,985
Level 3—Significant Unobservable Inputs	-0-

Total	$95,470,304

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the

19

Van Kampen Value Opportunities Fund
Notes to Financial Statements  ■  March 31, 2009  continued

U.S. Internal Revenue Service. Generally, each of the tax years in the four year period ended March 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against future realized capital gains. At March 31, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $50,295,653, which will expire on March 31, 2017.
At March 31, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$137,078,689

Gross tax unrealized appreciation	$3,080,493
Gross tax unrealized depreciation	(44,688,878)

Net tax unrealized depreciation on investments	$(41,608,385)

E. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended March 31, 2009 and 2008 was as follows:

	2009	2008

Distributions paid from:
Ordinary income	$1,281,457	$5,478,023
Long-term capital gain	-0-	18,037,150

	$1,281,457	$23,515,173

Permanent differences, primarily due to the Fund’s investments in other regulated investment companies, resulted in the following reclassifications among the Fund’s components of net assets at March 31, 2009:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$(691)	$754	$(63)

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$376,356

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October losses of

20

Van Kampen Value Opportunities Fund
Notes to Financial Statements  ■  March 31, 2009  continued

$16,520,297 which are not recognized for tax purposes until the first day of the following fiscal year.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.75%
Next $500 million	.70%
Over $1 billion	.65%

For the year ended March 31, 2009, the Fund recognized expenses of approximately $8,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended March 31, 2009, the Fund recognized expenses of approximately $62,100 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2009, the Fund recognized expenses of approximately $122,500 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $33,000 are included in “Other” assets on the Statement of Assets and Liabilities at March 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

21

Van Kampen Value Opportunities Fund
Notes to Financial Statements  ■  March 31, 2009  continued

For the year ended March 31, 2009, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $166,369.
For the year ended March 31, 2009, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund’s Class A Shares of approximately $16,100 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $30,700. Sales charges do not represent expenses of the Fund.

3. Capital Transactions
For the years ended March 31, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	March 31, 2009		March 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	1,536,767	$11,232,376	3,704,508	$48,178,973
Class B	163,455	1,257,111	633,943	8,211,408
Class C	248,556	1,936,391	248,144	3,116,859
Class I	8,526,944	62,015,566	6,245,279	77,759,453

Total Sales	10,475,722	$76,441,444	10,831,874	$137,266,693

Dividend Reinvestment:
Class A	97,563	$600,016	1,088,076	$12,501,987
Class B	-0-	-0-	241,112	2,710,124
Class C	2,413	14,596	192,134	2,161,508
Class I	104,810	643,534	439,186	5,041,851

Total Dividend Reinvestment	204,786	$1,258,146	1,960,508	$22,415,470

Repurchases:
Class A	(5,720,285)	$(44,449,409)	(9,045,167)	$(114,772,882)
Class B	(1,153,017)	(8,561,048)	(977,528)	(11,677,787)
Class C	(893,613)	(6,761,095)	(806,875)	(9,335,547)
Class I	(7,690,893)	(56,448,680)	(1,498,531)	(16,425,197)

Total Repurchases	(15,457,808)	$(116,220,232)	(12,328,101)	$(152,211,413)

4. Redemption Fee
Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within seven days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended March 31, 2009, the Fund received redemption fees of approximately $100, which are reported as part of “Cost of Shares Repurchased” on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. Effective November 3, 2008, the redemption fee is no longer be applied.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $47,526,739 and $81,734,093, respectively.

22

Van Kampen Value Opportunities Fund
Notes to Financial Statements  ■  March 31, 2009  continued

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $108,700 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered for future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Accounting Pronouncements
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.
On April 9, 2009, the Financial Accounting Standards Board issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the assets or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current FAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP 157-4 and the impact it will have on the financial statement disclosures.

23

Van Kampen Value Opportunities Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Value Opportunities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Value Opportunities Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust) as of March 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Value Opportunities Fund of the Van Kampen Equity Trust at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
May 15, 2009

24

Van Kampen Value Opportunities Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2009. For corporate shareholders 100% of the distributions qualify for the dividends received deduction. Certain ordinary dividends paid by the Fund may be treated as qualified dividend income and will therefore be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $3,912,249 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

25

Van Kampen Value Opportunities Fund
Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

26

Van Kampen Value Opportunities Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2001	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

27

Van Kampen Value Opportunities Fund
Trustees and Officers continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2001	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2001	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

28

Van Kampen Value Opportunities Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2001	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

29

Van Kampen Value Opportunities Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2001	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

30

Van Kampen Value Opportunities Fund
Trustees and Officers continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2001	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

31

Van Kampen Value Opportunities Fund
Trustees and Officers  continued

Officers
Term of
	Position(s)	Office and
Name, Age and	Held with	Length of	Principal Occupation(s)
Address of Officer	Fund	Time Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2001	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

32

Van Kampen Value Opportunities Fund
Trustees and Officers continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

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Van Kampen Value Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen Value Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Value Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Value Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen Value Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

57, 157, 257, 603
OPPANN 5/09
IU09-02092P-Y03/09

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Leaders Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of March 31, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 3/31/09

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the S&P 500® Index, the Russell 1000® Value Index, the Barclays Capital U.S. Government/Credit Index and the MSCI EAFE Index from 2/28/2006 (first month-end after inception) through 3/31/2009. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 2/27/06		since 2/27/06		since 2/27/06		since 2/27/06
		w/max		w/max		w/max
	w/o	5.75%	w/o	5.00%	w/o	1.00%
Average Annual	sales	sales	sales	sales	sales	sales	w/o sales
Total Returns	charges	charges	charges	charges	charges	charges	charges

Since Inception	–12.53%	–14.19%	–13.15%	–13.79%	–13.15%	–13.15%	–12.32%

1-year	–39.27	–42.76	–39.65	–42.47	–39.65	–40.22	–39.12

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy.

1

The Lehman Brothers U.S. Government/Credit Index, which has been shown in the Fund’s previous shareholder reports and prospectuses, changed its name to Barclays Capital U.S. Government/Credit Index as of November 3, 2008. The Barclays Capital U.S. Government/Credit Index includes securities in the Government and Credit Indices. The Government Index consists of securities issued by the U.S. government and its agencies. The Credit Index consists of publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Indices are unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

2

Fund Report
For the 12-month period ended March 31, 2009

Market Conditions

Global economic conditions deteriorated throughout the 12-month period ended March 31, 2009 as consumers and corporations were forced to adjust consumption and investment plans to a new credit regime. The historic debt and real estate bubble that reached its euphoric high in 2007 began to unravel with astonishing speed as financial institutions, unable to cope with defaulting borrowers, began to fail. From London and Madrid to Miami Beach and Las Vegas, property values collapsed and the underlying debt instruments created to fund both residential and commercial property purchases unraveled. The most significant global debt deleveraging cycle since the Great Depression of the 1930s had begun.

Early on, many investors argued that risk appeared contained to the financial services (banks, insurance companies and credit card providers) and consumer cyclical (autos and retail) sectors of the global economy. In fact, by mid-May 2008, markets had recovered from the shock of the Bear Stearns’ bailout by the Federal government and JP Morgan Chase that previous March. But rising credit costs, financial stress contagion around the globe, and survey data signaling layoffs and capital spending cuts began to snowball as summer faded into fall. Then, on September 15, 2008, the fear and panic that had gripped the global bank and brokerage industries became reality, as Lehman Brothers declared bankruptcy and Merrill Lynch was forced into the arms of Bank of America. Suddenly, the globe’s liquidity providers had been severely disabled and short-term financing became scarce; capital flows and economic activity froze in October and November.

Outside of the developed economy’s perilous conditions, emerging engines of growth also began to feel the impact associated with the cessation of consumer and business spending. China, where forecasts for annual economic growth below seven percent were once considered heretical, began to see “worst case” estimates of five percent. Emerging Asia, Eastern Europe, Latin America, India and the Middle East all saw economic conditions deteriorate. The housing correction became a full-fledged global economic crisis.

Government policy makers around the world had not ignored these winds of change, and in fact began taking steps to help financial institutions weather these challenges as early as 2007. By year end 2008, these actions included sharply reduced interest rates (in the case of Japan and the U.S., all the way to zero percent), bank nationalizations and corporate interventions, and massive stimulus programs designed to induce consumers and corporations to spend.

By early 2009, the financial impact of the previous year’s recession was felt in every corner of the globe. As the first quarter ended on March 31, 2009, early (and possibly positive) signs of relief began to emerge. Corporate debt issuance had begun again and, in fact, reached record levels in January and February. Leading indicators improved, albeit from historically depressed levels. Merger

3

and acquisition activity picked up, as the combination of large corporate cash reserves, poor returns and cheap valuations on acquisition targets combined to tempt buyers to transact.

While these signs can be viewed optimistically, only time will tell whether we are only seeing a short-term bounce, or whether the global economy has begun an extended period of recovery. At this point, count us cautiously optimistic.

Performance Analysis

All share classes of Van Kampen Leaders Fund underperformed the S&P 500® Index and the Barclays Capital U.S. Government/Credit Index and outperformed the Russell 1000® Value Index and the Morgan Stanley Capital International (MSCI) EAFE Index for the 12 months ended March 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended March 31, 2009

					Russell	Barclays
				S&P	1000®	Capital U.S.
				500®	Value	Government/	MSCI
Class A	Class B	Class C	Class I	Index	Index	Credit Index	EAFE Index

–39.27%	–39.65%	–39.65%	–39.12%	–38.09%	–42.42%	1.78%	–46.51%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Van Kampen Leaders Fund invests equally in three underlying Van Kampen funds—Van Kampen Comstock Fund, Van Kampen Equity and Income Fund and Van Kampen International Growth Fund.

Underlying fund performance for the twelve-month period ended March 31, 2009 varied, with Van Kampen Equity and Income Fund (-24.84 percent) and Van Kampen Comstock Fund (-38.29 percent) outperforming Van Kampen International Growth Fund (-51.11 percent). International markets, relative to the U.S., underperformed during the period under review, while the value-oriented, domestic stock selection approach of both Van Kampen Equity and Income and Van Kampen Comstock funds outperformed both U.S. value and international equity benchmarks, as represented by the Russell 1000® Value Index and the MSCI EAFE Index. (All performance references Class I shares, unadjusted for sales charges).

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

4

Asset Allocation as of 3/31/09 (Unaudited)

Domestic Blend	32.7%
Primarily Foreign Equity	32.4
Primarily Domestic Equity	32.4

Total Long-Term Investments	97.5
Total Repurchase Agreements	2.6

Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the categories mentioned above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisor services.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

6

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/08 - 3/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/08	3/31/09	10/1/08-3/31/09

Class A
Actual	$1,000.00	$705.98	$2.13
Hypothetical	1,000.00	1,022.44	2.52
(5% annual return before expenses)

Class B
Actual	1,000.00	703.57	5.31
Hypothetical	1,000.00	1,018.70	6.29
(5% annual return before expenses)

Class C
Actual	1,000.00	703.57	5.31
Hypothetical	1,000.00	1,018.70	6.29
(5% annual return before expenses)

Class I
Actual	1,000.00	706.03	1.06
Hypothetical	1,000.00	1,023.68	1.26
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50%, 1.25%, 1.25% and 0.25%, for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). These expenses ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

8

Van Kampen Leaders Fund
Portfolio of Investments  ■  March 31, 2009

	Number of
Description	Shares	Value

Investments in Underlying Affiliated Funds
Investment Companies 97.5%
Van Kampen Comstock Fund, Class I	5,685,735	$53,559,621
Van Kampen Equity and Income Fund, Class I	9,140,681	54,204,238
Van Kampen International Growth Fund, Class I (a)	5,187,024	53,633,824

Total Long-Term Investments 97.5% (Cost $267,264,204)		161,397,683

Repurchase Agreements 2.6%
Banc of America Securities ($225,765 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.10%, dated 03/31/09, to be sold on 04/01/09 at $225,765)		225,765
Citigroup Global Markets, Inc. ($2,257,646 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.13%, dated 03/31/09, to be sold on 04/01/09 at $2,257,655)		2,257,646
Citigroup Global Markets, Inc. ($1,083,670 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.14%, dated 03/31/09, to be sold on 04/01/09 at $1,083,675)		1,083,670
JPMorgan Chase & Co. ($677,294 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.14%, dated 03/31/09, to be sold on 04/01/09 at $677,297)		677,294
State Street Bank & Trust Co. ($11,625 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/09, to be sold on 04/01/09 at $11,625)		11,625

Total Repurchase Agreements 2.6% (Cost $4,256,000)		4,256,000

Total Investments 100.1% (Cost $271,520,204)		165,653,683

Liabilities in Excess of Other Assets (0.1%)		(233,808)

Net Assets 100.0%		$165,419,875

Percentages are calculated as a percentage of net assets.

(a)	The Fund does not invest in the Underlying Affiliated Funds for the purpose of exercising management or control. At March 31, 2009, the Fund held the following position, which exceeded 5% of the Underlying Affiliated Fund’s shares outstanding:

Underlying Affiliated Fund	Percent of Shares Held

Van Kampen International Growth Fund, Class I	8.80%

9
See Notes to Financial Statements

Van Kampen Leaders Fund
Financial Statements

Statement of Assets and Liabilities
March 31, 2009

Assets:
Investments in Underlying Affiliated Funds (Cost $267,264,204)	$161,397,683
Repurchase Agreements (Cost $4,256,000)	4,256,000
Cash	461
Receivables:
Fund Shares Sold	308,061
Interest	16
Expense Reimbursement from Adviser	120,559
Other	15,415

Total Assets	166,098,195

Liabilities:
Payables:
Fund Shares Repurchased	286,918
Distributor and Affiliates	117,849
Accrued Expenses	235,980
Trustees’ Deferred Compensation and Retirement Plans	37,573

Total Liabilities	678,320

Net Assets	$165,419,875

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$314,703,365
Accumulated Undistributed Net Investment Income	2,210,051
Accumulated Net Realized Loss	(45,627,020)
Net Unrealized Depreciation	(105,866,521)

Net Assets	$165,419,875

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $109,880,753 and 18,621,748 shares of beneficial interest issued and outstanding)	$5.90
Maximum sales charge (5.75%* of offering price)	0.36

Maximum offering price to public	$6.26

Class B Shares:
Net asset value and offering price per share (Based on net assets of $36,264,709 and 6,150,817 shares of beneficial interest issued and outstanding)	$5.90

Class C Shares:
Net asset value and offering price per share (Based on net assets of $19,113,396 and 3,242,088 shares of beneficial interest issued and outstanding)	$5.90

Class I Shares:
Net asset value and offering price per share (Based on net assets of $161,017 and 27,277 shares of beneficial interest issued and outstanding)	$5.90

*	On sales of $50,000 or more, the sales charge will be reduced.

10
See Notes to Financial Statements

Van Kampen Leaders Fund
Financial Statements  continued

Statement of Operations
For the Year Ended March 31, 2009

Investment Income:
Dividends From Underlying Affiliated Funds	$6,637,090
Interest	9,356

Total Income	6,646,446

Expenses:
Distribution (12b-1) and Service Fees
Class A	403,616
Class B	513,444
Class C	327,461
Transfer Agent Fees	838,611
Reports to Shareholders	92,968
Professional Fees	71,274
Registration Fees	62,622
Accounting and Administrative Expenses	55,591
Trustees’ Fees and Related Expenses	21,030
Custody	14,871
Other	19,698

Total Expenses	2,421,186
Expense Reduction	561,564
Less Credits Earned on Cash Balances	673

Net Expenses	1,858,949

Net Investment Income	$4,787,497

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Realized Loss on Sales of Underlying Affiliated Fund Shares	$(45,143,505)

Net Realized Loss	(45,143,505)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(25,788,426)
End of the Period	(105,866,521)

Net Unrealized Depreciation During the Period	(80,078,095)

Net Realized and Unrealized Loss	$(125,221,600)

Net Decrease in Net Assets From Operations	$(120,434,103)

11
See Notes to Financial Statements

Van Kampen Leaders Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	March 31, 2009	March 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$4,787,497	$3,310,828
Net Realized Gain/Loss	(45,143,505)	10,595,461
Net Unrealized Depreciation During the Period	(80,078,095)	(35,779,098)

Change in Net Assets from Operations	(120,434,103)	(21,872,809)

Distributions from Net Investment Income:
Class A Shares	(2,988,076)	(2,508,123)
Class B Shares	(597,703)	(321,952)
Class C Shares	(358,308)	(238,790)
Class I Shares	(4,943)	(4,997)

	(3,949,030)	(3,073,862)

Distributions from Net Realized Gain:
Class A Shares	(6,660,766)	(1,896,028)
Class B Shares	(2,169,362)	(566,335)
Class C Shares	(1,268,280)	(418,670)
Class I Shares	(9,603)	(2,974)

	(10,108,011)	(2,884,007)

Total Distributions	(14,057,041)	(5,957,869)

Net Change in Net Assets from Investment Activities	(134,491,144)	(27,830,678)

From Capital Transactions:
Proceeds from Shares Sold	60,691,006	183,096,578
Net Asset Value of Shares Issued Through Dividend Reinvestment	13,746,757	5,806,297
Cost of Shares Repurchased	(82,868,644)	(52,981,921)

Net Change in Net Assets from Capital Transactions	(8,430,881)	135,920,954

Total Increase/Decrease in Net Assets	(142,922,025)	108,090,276
Net Assets:
Beginning of the Period	308,341,900	200,251,624

End of the Period (Including accumulated undistributed net investment income of $2,210,051 and $1,371,971, respectively)	$165,419,875	$308,341,900

12
See Notes to Financial Statements

Van Kampen Leaders Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

					February 27, 2006
					(Commencement
	Year Ended March 31,				of Operations) to
Class A Shares	2009	2008	2007		March 31, 2006

Net Asset Value, Beginning of the Period	$10.49	$11.26	$10.08		$10.00

Net Investment Income (a)	0.19	0.16	0.16		0.01
Net Realized and Unrealized Gain/Loss	(4.25)	(0.68)	1.18		0.07

Total from Investment Operations	(4.06)	(0.52)	1.34		0.08

Less:
Distributions from Net Investment Income	0.16	0.15	0.16		-0-
Distributions from Net Realized Gain	0.37	0.10	0.00	(e)	-0-

Total Distributions	0.53	0.25	0.16		-0-

Net Asset Value, End of the Period	$5.90	$10.49	$11.26		$10.08

Total Return* (b)	–39.27%	–4.77%	13.47%		0.80% **
Net Assets at End of the Period (In millions)	$109.9	$201.4	$130.9		$5.0
Ratio of Expenses to Average Net Assets* (c) (d)	0.50%	0.50%	0.51%		0.50%
Ratio of Net Investment Income to Average Net Assets*	2.21%	1.42%	1.51%		2.50%
Portfolio Turnover	21%	3%	0%		0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.73%	0.57%	0.89%		24.16%
Ratio of Net Investment Income/Loss to Average Net Assets	1.98%	1.35%	1.13%		(21.16% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were .76%, .69%, .84% and .54% at March 31, 2009, 2008, 2007 and 2006, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended March 31, 2007.

(e)	Amount is less than $0.01.

**	Non-Annualized

13
See Notes to Financial Statements

Van Kampen Leaders Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

					February 27, 2006
					(Commencement
	Year Ended March 31,				of Operations) to
Class B Shares	2009	2008	2007		March 31, 2006

Net Asset Value, Beginning of the Period	$10.48	$11.25	$10.08		$10.00

Net Investment Income (a)	0.12	0.08	0.08		0.01
Net Realized and Unrealized Gain/Loss	(4.23)	(0.69)	1.18		0.07

Total from Investment Operations	(4.11)	(0.61)	1.26		0.08

Less:
Distributions from Net Investment Income	0.10	0.06	0.09		-0-
Distributions from Net Realized Gain	0.37	0.10	0.00	(e)	-0-

Total Distributions	0.47	0.16	0.09		-0-

Net Asset Value, End of the Period	$5.90	$10.48	$11.25		$10.08

Total Return* (b)	–39.65%	–5.49%	12.56%		0.80% **
Net Assets at End of the Period (In millions)	$36.3	$62.6	$37.8		$1.6
Ratio of Expenses to Average Net Assets* (c) (d)	1.25%	1.25%	1.26%		1.25%
Ratio of Net Investment Income to Average Net Assets*	1.49%	0.66%	0.74%		2.54%
Portfolio Turnover	21%	3%	0%		0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	1.49%	1.32%	1.64%		27.15%
Ratio of Net Investment Income/Loss to Average Net Assets	1.25%	0.59%	0.37%		(23.37% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were .76%, .69%, .84% and .54% at March 31, 2009, 2008, 2007 and 2006, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended March 31, 2007.

(e)	Amount is less than $0.01.

**	Non-Annualized

14
See Notes to Financial Statements

Van Kampen Leaders Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

					February 27, 2006
					(Commencement
	Year Ended March 31,				of Operations) to
Class C Shares	2009	2008	2007		March 31, 2006

Net Asset Value, Beginning of the Period	$10.48	$11.25	$10.08		$10.00

Net Investment Income (a)	0.12	0.07	0.08		0.01
Net Realized and Unrealized Gain/Loss	(4.23)	(0.68)	1.18		0.07

Total from Investment Operations	(4.11)	(0.61)	1.26		0.08

Less:
Distributions from Net Investment Income	0.10	0.06	0.09		-0-
Distributions from Net Realized Gain	0.37	0.10	0.00	(e)	-0-

Total Distributions	0.47	0.16	0.09		-0-

Net Asset Value, End of the Period	$5.90	$10.48	$11.25		$10.08

Total Return* (b)	–39.65%	–5.49%	12.56%		0.80% **
Net Assets at End of the Period (In millions)	$19.1	$44.0	$31.3		$1.3
Ratio of Expenses to Average Net Assets* (c) (d)	1.25%	1.25%	1.26%		1.25%
Ratio of Net Investment Income to Average Net Assets*	1.37%	0.65%	0.75%		2.27%
Portfolio Turnover	21%	3%	0%		0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	1.47%	1.32%	1.64%		27.74%
Ratio of Net Investment Income/Loss to Average Net Assets	1.15%	0.58%	0.38%		(24.22% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were .76%, .69%, .84% and .54% at March 31, 2009, 2008, 2007 and 2006, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended March 31, 2007.

(e)	Amount is less than $0.01.

**	Non-Annualized

15
See Notes to Financial Statements

Van Kampen Leaders Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

					February 27, 2006
					(Commencement
	Year Ended March 31,				of Operations) to
Class I Shares	2009	2008	2007		March 31, 2006

Net Asset Value, Beginning of the Period	$10.49	$11.27	$10.09		$10.00

Net Investment Income (a)	0.21	0.19	0.17		0.02
Net Realized and Unrealized Gain/Loss	(4.25)	(0.69)	1.20		0.07

Total from Investment Operations	(4.04)	(0.50)	1.37		0.09

Less:
Distributions from Net Investment Income	0.18	0.18	0.19		-0-
Distributions from Net Realized Gain	0.37	0.10	0.00	(e)	-0-

Total Distributions	0.55	0.28	0.19		-0-

Net Asset Value, End of the Period	$5.90	$10.49	$11.27		$10.09

Total Return* (b)	–39.12%	–4.62%	13.73%		0.90% **
Net Assets at End of the Period (In millions)	$0.2	$0.3	$0.3		$0.2
Ratio of Expenses to Average Net Assets* (c) (d)	0.25%	0.25%	0.26%		0.25%
Ratio of Net Investment Income to Average Net Assets*	2.45%	1.66%	1.57%		2.43%
Portfolio Turnover	21%	3%	0%		0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.47%	0.32%	1.14%		39.58%
Ratio of Net Investment Income/Loss to Average Net Assets	2.23%	1.59%	0.69%		(36.91% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(c)	Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were .76%, .69%, .84% and .54% at March 31, 2009, 2008, 2007 and 2006, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended March 31, 2007.

(e)	Amount is less than $0.01.

**	Non-Annualized

16
See Notes to Financial Statements

Van Kampen Leaders Fund
Notes to Financial Statements  ■  March 31, 2009

1. Significant Accounting Policies
Van Kampen Leaders Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s principal investment objective is capital appreciation. The Fund’s secondary investment objective is income. The Fund invests primarily in a combination of Van Kampen funds (the “Underlying Affiliated Funds”) on a fixed percentage allocation basis. The Underlying Affiliated Funds invest in U.S. and foreign equity securities and fixed income and money market securities. The Fund makes approximately equal allocations of its assets to the following three Underlying Affiliated Funds: Van Kampen Comstock Fund, Van Kampen Equity and Income Fund and Van Kampen International Growth Fund. The investment results of the Underlying Affiliated Funds will vary. As a result, the percentage allocation to the Underlying Affiliated Funds will be monitored daily by Van Kampen Asset Management (the “Adviser”) and the Fund’s allocations to the Underlying Affiliated Funds will be rebalanced whenever the actual allocations exceed plus or minus 5% of the predetermined fixed percentage allocation basis. The Fund commenced investment operations on February 27, 2006. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation The assets of the Fund consist primarily of shares of the Underlying Affiliated Funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective April 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

17

Van Kampen Leaders Fund
Notes to Financial Statements  ■  March 31, 2009  continued

Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$161,397,683
Level 2—Other Significant Observable Inputs	4,256,000
Level 3—Significant Unobservable Inputs	-0-

Total	$165,653,683

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund indirectly bears a proportionate share of the expenses of the Underlying Affiliated Funds in addition to any expenses of the Fund. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are

18

Van Kampen Leaders Fund
Notes to Financial Statements  ■  March 31, 2009  continued

recorded. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, and various states. Generally, each of the tax years in the four year period ended March 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward eight years following the year of the loss and offset such losses against future realized capital gains. At March 31, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $9,220,402, which will expire on March 31, 2017.
At March 31, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$294,277,701

Gross tax unrealized appreciation	$-0-
Gross tax unrealized depreciation	(128,624,018)

Net tax unrealized depreciation on investments	$(128,624,018)

E. Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended March 31, 2009 and 2008 were as follows:

	2009	2008

Distributions paid from:
Ordinary income	$3,949,030	$3,073,862
Long-tem capital gain	10,108,011	2,884,007

	$14,057,041	$5,957,869

Permanent differences, primarily due to Fund’s investment in other Regulated Investment Companies, resulted in the following reclassifications among the Fund’s components of net assets at March 31, 2009:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$(387)	$387	$-0-

19

Van Kampen Leaders Fund
Notes to Financial Statements  ■  March 31, 2009  continued

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,257,089

Net realized gains and losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions, and post—October losses of $13,649,121, which are not recognized for tax purposes until the first day of the following fiscal year, and gains or losses recognized for tax purposes but not for book on March 31, 2009.

F. Credits Earned on Cash Balances During the year ended March 31, 2009, the Fund’s custody fee was reduced by $673 as a result of credits earned on cash balances.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund. The Fund does not directly pay the advisor a fee pursuant to such agreement, in recognition of the fact that under an investment advisory agreement between the Adviser and each of the Underlying Affiliated Funds, each Underlying Affiliated Fund pays the Adviser a fee based on the assets of such Underlying Affiliated Fund. The Fund indirectly bears the investment advisory fee (and other expenses) of the Underlying Affiliated Funds.
The Fund’s Adviser is currently reimbursing all or a portion of the Fund’s expenses. This resulted in net expense ratios of .50%, 1.25%, 1.25% and .25% for Classes A, B, C and I Shares, respectively. The expense reimbursements are voluntary and can be discontinued at any time. For the year ended March 31, 2009, the Adviser reimbursed approximately $561,600 of expenses.
For the year ended March 31, 2009, the Fund recognized expenses of approximately $12,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended March 31, 2009, the Fund recognized expenses of approximately $69,500 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2009, the Fund recognized expenses of approximately $185,900 representing transfer agency fees paid to VKIS

20

Van Kampen Leaders Fund
Notes to Financial Statements  ■  March 31, 2009  continued

and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $14,300 are included in “Other” assets on the Statement of Assets and Liabilities at March 31, 2009. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended March 31, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $239,400 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $257,700. Sales charges do not represent expenses of the Fund.
At March 31, 2009, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 12,605 shares of Class I.

21

Van Kampen Leaders Fund
Notes to Financial Statements  ■  March 31, 2009  continued

3. Capital Transactions
For the years ended March 31, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	March 31, 2009		March 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	4,997,969	$43,060,268	10,363,230	$120,052,326
Class B	1,574,266	13,667,390	3,464,935	39,919,159
Class C	420,631	3,930,410	1,981,526	22,999,798
Class I	4,002	32,938	10,892	125,295

Total Sales	6,996,868	$60,691,006	15,820,583	$183,096,578

Dividend Reinvestment:
Class A	1,425,827	$9,489,200	379,134	$4,315,557
Class B	419,741	2,726,864	76,147	870,512
Class C	233,517	1,523,046	53,817	615,792
Class I	1,136	7,647	390	4,436

Total Dividend Reinvestment	2,080,221	$13,746,757	509,488	$5,806,297

Repurchases:
Class A	(7,008,250)	$(55,708,171)	(3,162,524)	$(35,536,777)
Class B	(1,815,367)	(14,543,490)	(924,964)	(10,431,079)
Class C	(1,608,937)	(12,522,955)	(619,526)	(6,991,564)
Class I	(9,778)	(94,028)	(1,872)	(22,501)

Total Repurchases	(10,442,332)	$(82,868,644)	(4,708,886)	$(52,981,921)

4. Redemption Fee
Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within seven days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For year ended March 31, 2009, the Fund received redemption fees of approximately $2,400, which are reported as part of “Cost of Shares Repurchased” on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. Effective November 3, 2008, the redemption fee is no longer applied.

5. Investment In Underlying Affiliated Funds
During the period, the cost of purchases and proceeds from sales of investments in Underlying Affiliated Funds were $51,424,684 and $71,937,701, respectively.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will

22

Van Kampen Leaders Fund
Notes to Financial Statements  ■  March 31, 2009  continued

incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $1,677,200 and $6,600 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Accounting Pronouncements
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.
On April 9, 2009, the Financial Accounting Standards Board issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the assets or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current FAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP 157-4 and the impact it will have on the financial statement disclosures.

23

Van Kampen Leaders Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Leaders Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Leaders Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust) as of March 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years then ended and for the period from February 27, 2006 (commencement of operations) to March 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Leaders Fund of the Van Kampen Equity Trust at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years then ended and for the period from February 27, 2006 (commencement of operations) to March 31, 2006, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
May 15, 2009

24

Van Kampen Leaders Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer

Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2009. For corporate shareholders 82% of the distributions qualify for the dividends received deduction. The Fund designated and paid $10,108,011 as a long-term capital gain distribution. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $5,354,985 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

25

Van Kampen Leaders Fund
Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2005	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

26

Van Kampen Leaders Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2005	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2005	President of CAC, LLC, a private company offering capital investment and management advisory services.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

27

Van Kampen Leaders Fund
Trustees and Officers continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2005	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2005	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2005	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

28

Van Kampen Leaders Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2005	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2005	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

29

Van Kampen Leaders Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2005	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

30

Van Kampen Leaders Fund
Trustees and Officers continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2005	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

31

Van Kampen Leaders Fund
Trustees and Officers  continued

Officers
Term of
	Position(s)	Office and
Name, Age and	Held with	Length of	Principal Occupation(s)
Address of Officer	Fund	Time Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2005	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2005	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

32

Van Kampen Leaders Fund
Trustees and Officers continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

33

Van Kampen Leaders Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen Leaders Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Leaders Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen Leaders Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Leaders Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

200, 300, 400, 500
LFANN 5/09
IU09-02091P-Y03/09

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Asset Allocation Conservative Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of March 31, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 3/31/09

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Barclays Capital U.S. Aggregate Index and Blended Index (25% S&P 500® Index/15% MSCI EAFE Index/60% Barclays Capital U.S. Aggregate Index) from 9/30/06 (first month-end after inception) through 3/31/09. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 9/25/06		since 9/25/06		since 9/25/06		since 9/25/06
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	–6.51%	-8.69%	–7.25%	–8.29%	–7.23%	–7.23%	–6.28%

1-year	–21.41	–25.90	–22.02	–25.78	–21.99	–22.74	–21.21

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total returns with sales charges include payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) feebased investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Lehman Brothers U.S. Aggregate Index, which has been shown in the Fund’s previous shareholder reports and prospectuses, changed its name to Barclays Capital U.S. Aggregate Index as of November 3, 2008. The Barclays Capital U.S. Aggregate Index tracks the performance

1

of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage backed securities, asset-backed securities and commercial mortgage-based securities.

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy.

The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

2

Fund Report
For the 12-month period ended March 31, 2009

Market Conditions

Global economic conditions deteriorated throughout the 12-month period ended March 31, 2009 as consumers and corporations were forced to adjust consumption and investment plans to a new credit regime. The historic debt and real estate bubble that reached its euphoric high in 2007 began to unravel with astonishing speed as financial institutions, unable to cope with defaulting borrowers, began to fail. From London and Madrid to Miami Beach and Las Vegas, property values collapsed and the underlying debt instruments created to fund both residential and commercial property purchases unraveled. The most significant global debt deleveraging cycle since the Great Depression of the 1930s had begun.

Early on, many investors argued that risk appeared contained to the financial services (banks, insurance companies and credit card providers) and consumer cyclical (autos and retail) sectors of the global economy. In fact, by mid-May 2008, markets had recovered from the shock of the Bear Stearns’ bailout by the Federal government and JP Morgan Chase that previous March. But rising credit costs, financial stress contagion around the globe, and survey data signaling layoffs and capital spending cuts began to snowball as summer faded into fall. Then, on September 15, 2008, the fear and panic that had gripped the global bank and brokerage industries became reality, as Lehman Brothers declared bankruptcy and Merrill Lynch was forced into the arms of Bank of America. Suddenly, the globe’s liquidity providers had been severely disabled and short-term financing became scarce; capital flows and economic activity froze in October and November.

Outside of the developed economy’s perilous conditions, emerging engines of growth also began to feel the impact associated with the cessation of consumer and business spending. China, where forecasts for annual economic growth below seven percent were once considered heretical, began to see “worst case” estimates of five percent. Emerging Asia, Eastern Europe, Latin America, India and the Middle East all saw economic conditions deteriorate. The housing correction became a full-fledged global economic crisis.

Government policy makers around the world had not ignored these winds of change, and in fact began taking steps to help financial institutions weather these challenges as early as 2007. By year end 2008, these actions included sharply reduced interest rates (in the case of Japan and the U.S., all the way to zero percent), bank nationalizations and corporate interventions, and massive stimulus programs designed to induce consumers and corporations to spend.

By early 2009, the financial impact of the previous year’s recession was felt in every corner of the globe. As the first quarter ended on March 31, 2009, early (and possibly positive) signs of relief began to emerge. Corporate debt issuance had begun again and, in fact, reached record levels in January and February. Leading indicators improved, albeit from historically depressed levels. Merger

3

and acquisition activity picked up, as the combination of large corporate cash reserves, poor returns and cheap valuations on acquisition targets combined to tempt buyers to transact.

While these signs can be viewed optimistically, only time will tell whether we are only seeing a short-term bounce, or whether the global economy has begun an extended period of recovery. At this point, count us cautiously optimistic.

Performance Analysis

All share classes of Van Kampen Asset Allocation Conservative Fund underperformed the Barclays Capital U.S. Aggregate Index and the Blended Index (25% S&P 500® Index, 15% MSCI EAFE Index and 60% Barclays Capital U.S. Aggregate Index) for the 12 months ended March 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended March 31, 2009

Blended Index
(25% S&P 500® Index,
15% MSCI EAFE Index
				Barclays Capital	and 60% Barclays
				U.S. Aggregate	Capital U.S.
Class A	Class B	Class C	Class I	Index	Aggregate Index)

–21.41%	–22.02%	–21.99%	–21.21%	3.13%	–16.85%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Van Kampen Asset Allocation Conservative Fund seeks a high level of long-term total return, consistent with a low level of risk. During the period under review, the Fund maintained an asset allocation target of 60 percent in fixed income investments and 40 percent in equity investments. Additionally, the Fund’s sector exposures at the end of the period under review included corporate bonds (approximately 26 percent of total investments), U.S. government securities (approximately 17 percent), U.S. mortgages (approximately 5 percent), shorter-term fixed income investments (approximately 12 percent), U.S. equities (approximately 26 percent); international equities (approximately 12 percent) and real estate investments (approximately 2 percent). During the period under review, we reduced the Fund’s exposures to passive government securities (exchange-traded funds) and mortgages and increased exposures to corporate bonds and short-term fixed income securities. In addition, we added to the Fund’s domestic equity position at the expense of international equity exposures. These changes were based on our analysis of return expectations as well as the shifting global macroeconomic environment.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

4

Asset Allocation as of 3/31/09 (Unaudited)

Fixed Income	60.9%
U.S. Equity	26.9
Global/International Equity	11.7

Total Long-Term Investments	99.5
Total Repurchase Agreements	0.6

Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)

Net Assets	100.0%

The percentages expressed above were calculated by aggregating the investment portfolios of each underlying fund, in the proportion in which they are held by the fund.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the categories mentioned above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

6

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/08 - 3/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/08	3/31/09	10/1/08-3/31/09

Class A
Actual	$1,000.00	$874.38	$1.87
Hypothetical	1,000.00	1,022.94	2.02
(5% annual return before expenses)

Class B
Actual	1,000.00	871.05	5.36
Hypothetical	1,000.00	1,019.20	5.79
(5% annual return before expenses)

Class C
Actual	1,000.00	871.41	4.99
Hypothetical	1,000.00	1,019.60	5.39
(5% annual return before expenses)

Class I
Actual	1,000.00	875.44	0.70
Hypothetical	1,000.00	1,024.18	0.76
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.40%, 1.15%, 1.07% and 0.15% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The expense ratio for Class C Shares reflects actual 12b-1 fees of less than 1%. These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

8

Van Kampen Asset Allocation Conservative Fund
Portfolio of Investments  ■  March 31, 2009

	Number of
Description	Shares	Value

Investment Companies 99.5%
iShares Barclays 1-3 Year Treasury Bond Fund	22,000	$1,855,040
iShares Barclays Aggregate Bond Fund	27,700	2,810,719
SPDR Trust Series 1	42,400	3,368,256
Van Kampen American Value Fund, Class I (a)	241,802	3,552,074
Van Kampen Capital Growth Fund, Class I (a) (b)	999,228	7,064,539
Van Kampen Comstock Fund, Class I (a)	377,448	3,555,563
Van Kampen Corporate Bond Fund, Class I (a)	3,720,515	20,388,422
Van Kampen Emerging Markets Fund, Class I (a)	325,834	2,632,741
Van Kampen Government Securities Fund, Class I (a)	1,463,284	13,930,464
Van Kampen Growth and Income Fund, Class I (a)	290,670	3,543,266
Van Kampen High Yield Fund, Class I (a)	378,742	2,787,538
Van Kampen International Growth Fund, Class I (a)	774,174	8,004,962
Van Kampen Limited Duration Fund, Class I (a) (c)	1,051,926	9,277,985
Van Kampen Mid Cap Growth Fund, Class I (a)	120,799	1,753,996
Van Kampen Real Estate Securities Fund, Class I (a)	224,031	1,758,640
Van Kampen US Mortgage Fund, Class I (a)	370,981	4,648,391

Total Long-Term Investments 99.5% (Cost $104,657,751)		90,932,596

Repurchase Agreements 0.6%
Banc of America Securities ($27,266 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.10%, dated 03/31/09, to be sold on 04/01/09 at $27,266)		27,266
Citigroup Global Markets, Inc. ($272,657 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.13%, dated 03/31/09, to be sold on 04/01/09 at $272,658)		272,657
Citigroup Global Markets, Inc. ($130,876 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.14%, dated 03/31/09, to be sold on 04/01/09 at $130,876)		130,876
JPMorgan Chase & Co. ($81,797 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.14%, dated 03/31/09, to be sold on 04/01/09 at $81,798)		81,797
State Street Bank & Trust Co. ($1,404 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/09, to be sold on 04/01/09 at $1,404)		1,404

Total Repurchase Agreements 0.6% (Cost $514,000)		514,000

Total Investments 100.1% (Cost $105,171,751)		91,446,596

Liabilities in Excess of Other Assets (0.1%)		(51,123)

Net Assets 100.0%		$91,395,473

9
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Portfolio of Investments  ■  March 31, 2009  continued

Percentages are calculated as a percentage of net assets.

(a)	Affiliated Fund

(b)	As of the close of business July 22, 2008, Van Kampen Pace Fund changed its name to Van Kampen Capital Growth Fund.

(c)	The Fund does not invest in the Underlying Affiliated Funds for the purpose of exercising management or control. At March 31, 2009, the Fund held the following position, which exceeded 5% of the Underlying Affiliated Fund’s shares outstanding:

Percent of
Underlying Affiliated Fund	Shares Held

Van Kampen Limited Duration Fund, Class I	8.50%

10
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Financial Statements

Statement of Assets and Liabilities
March 31, 2009

Assets:
Investments in Underlying Affiliated Funds (Cost $96,795,965)	$82,898,581
Investments in Underlying Unaffiliated Funds (Cost $7,861,786)	8,034,015
Repurchase Agreements (Cost $514,000)	514,000
Cash	738
Receivables:
Fund Shares Sold	201,297
Dividends	193,478
Investments Sold	114,419
Expense Reimbursement from Adviser	19,497
Other	34,990

Total Assets	92,011,015

Liabilities:
Payables:
Investments Purchased	242,968
Fund Shares Repurchased	239,277
Distributor and Affiliates	47,776
Trustees’ Deferred Compensation and Retirement Plans	20,960
Accrued Expenses	64,561

Total Liabilities	615,542

Net Assets	$91,395,473

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$118,152,698
Accumulated Undistributed Net Investment Income	(25,900)
Accumulated Net Realized Loss	(13,006,170)
Net Unrealized Depreciation	(13,725,155)

Net Assets	$91,395,473

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $64,962,364 and 8,426,905 shares of beneficial interest issued and outstanding)	$7.71
Maximum sales charge (5.75%* of offering price)	0.47

Maximum offering price to public	$8.18

Class B Shares:
Net asset value and offering price per share (Based on net assets of $11,703,388 and 1,519,975 shares of beneficial interest issued and outstanding)	$7.70

Class C Shares:
Net asset value and offering price per share (Based on net assets of $14,617,413 and 1,898,850 shares of beneficial interest issued and outstanding)	$7.70

Class I Shares:
Net asset value and offering price per share (Based on net assets of $112,308 and 14,567 shares of beneficial interest issued and outstanding)	$7.71

*	On sales of $50,000 or more, the sales charge will be reduced.

11
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Financial Statements  continued

Statement of Operations
For the Year Ended March 31, 2009

Investment Income:
Dividends From Underlying Affiliated Funds	$2,932,611
Dividends From Underlying Unaffiliated Funds	214,102
Interest	18,275

Total Income	3,164,988

Expenses:
Distribution (12b-1) and Service Fees
Class A	142,344
Class B	102,237
Class C	155,808
Investment Advisory Fee	125,218
Transfer Agent Fees	95,347
Registration Fees	60,845
Professional Fees	58,289
Accounting and Administrative Expenses	47,154
Reports to Shareholders	33,047
Custody	18,255
Trustees’ Fees and Related Expenses	16,269
Other	16,887

Total Expenses	871,700
Expense Reduction	345,764
Less Credits Earned on Cash Balances	279

Net Expenses	525,657

Net Investment Income	$2,639,331

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Realized Loss on Sales of Underlying Affiliated Fund Shares	$(13,211,768)
Realized Loss on Sales of Underlying Unaffiliated Fund Shares	(546,064)
Realized Gain Distributions from Underlying Affiliated Fund Shares	905,851

Net Realized Loss	(12,851,981)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(3,398,060)
End of the Period	(13,725,155)

Net Unrealized Depreciation During the Period	(10,327,095)

Net Realized and Unrealized Loss	$(23,179,076)

Net Decrease in Net Assets From Operations	$(20,539,745)

12
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	March 31, 2009	March 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$2,639,331	$900,413
Net Realized Gain/Loss	(12,851,981)	459,422
Net Unrealized Depreciation During the Period	(10,327,095)	(3,510,004)

Change in Net Assets from Operations	(20,539,745)	(2,150,169)

Distributions from Net Investment Income:
Class A Shares	(2,206,537)	(739,470)
Class B Shares	(330,814)	(86,090)
Class C Shares	(486,211)	(182,746)
Class I Shares	(6,156)	(16,197)

	(3,029,718)	(1,024,503)

Distributions from Net Realized Gain:
Class A Shares	(140,233)	(75,342)
Class B Shares	(26,359)	(11,159)
Class C Shares	(35,639)	(25,640)
Class I Shares	(402)	(1,826)

	(202,633)	(113,967)

Return of Capital Distribution:
Class A Shares	(110,323)	-0-
Class B Shares	(16,540)	-0-
Class C Shares	(24,310)	-0-
Class I Shares	(308)	-0-

	(151,481)	-0-

Total Distributions	(3,383,832)	(1,138,470)

Net Change in Net Assets from Investment Activities	(23,923,577)	(3,288,639)

From Capital Transactions:
Proceeds from Shares Sold	88,200,730	79,350,808
Net Asset Value of Shares Issued Through Dividend Reinvestment	3,224,937	986,232
Cost of Shares Repurchased	(49,595,472)	(11,643,191)

Net Change in Net Assets from Capital Transactions	41,830,195	68,693,849

Total Increase in Net Assets	17,906,618	65,405,210
Net Assets:
Beginning of the Period	73,488,855	8,083,645

End of the Period (Including accumulated undistributed net investment income of $(25,900) and $364,721, respectively)	$91,395,473	$73,488,855

13
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			September 25, 2006
			(Commencement of
	Year Ended March 31,		Operations) to
Class A Shares	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$10.24	$10.48	$10.00

Net Investment Income (a)	0.29	0.34	0.18
Net Realized and Unrealized Gain/Loss	(2.46)	(0.20)	0.43

Total from Investment Operations	(2.17)	0.14	0.61

Less:
Distributions from Net Investment Income	0.32	0.34	0.13
Distributions from Net Realized Gain	0.02	0.04	-0-
Return of Capital Distributions	0.02	-0-	-0-

Total Distributions	0.36	0.38	0.13

Net Asset Value, End of the Period	$7.71	$10.24	$10.48

Total Return* (b)	–21.41%	1.21%	6.16% **
Net Assets at End of the Period (In millions)	$65.0	$49.7	$4.6
Ratio of Expenses to Average Net Assets* (c) (d)	0.40%	0.40%	0.42%
Ratio of Net Investment Income to Average Net Assets*	3.36%	3.21%	3.38%
Portfolio Turnover	54%	13%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.81%	1.24%	8.91%
Ratio of Net Investment Income/Loss to Average Net Assets	2.95%	2.37%	(5.11% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% maybe imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were .78%, .88% and .84% at March 31, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended March 31, 2007.

14
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			September 25, 2006
			(Commencement of
	Year Ended March 31,		Operations) to
Class B Shares	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$10.23	$10.48	$10.00

Net Investment Income (a)	0.23	0.29	0.14
Net Realized and Unrealized Gain/Loss	(2.46)	(0.24)	0.44

Total from Investment Operations	(2.23)	0.05	0.58

Less:
Distributions from Net Investment Income	0.27	0.26	0.10
Distributions from Net Realized Gain	0.02	0.04	-0-
Return of Capital Distributions	0.01	-0-	-0-

Total Distributions	0.30	0.30	0.10

Net Asset Value, End of the Period	$7.70	$10.23	$10.48

Total Return* (b)	–22.02%	0.36%	5.76% **
Net Assets at End of the Period (In millions)	$11.7	$7.3	$1.1
Ratio of Expenses to Average Net Assets* (c) (d)	1.15%	1.15%	1.17%
Ratio of Net Investment Income to Average Net Assets*	2.66%	2.74%	2.61%
Portfolio Turnover	54%	13%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	1.57%	2.11%	9.66%
Ratio of Net Investment Income/Loss to Average Net Assets	2.24%	1.78%	(5.88% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were .78%, .88% and .84% at March 31, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended March 31, 2007.

15
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

				September 25, 2006
				(Commencement of
	Year Ended March 31,			Operations) to
Class C Shares	2009		2008	March 31, 2007

Net Asset Value, Beginning of the Period	$10.23		$10.48	$10.00

Net Investment Income (a)	0.25		0.29	0.14
Net Realized and Unrealized Gain/Loss	(2.48)		(0.24)	0.44

Total from Investment Operations	(2.23)		0.05	0.58

Less:
Distributions from Net Investment Income	0.27		0.26	0.10
Distributions from Net Realized Gain	0.02		0.04	-0-
Return of Capital Distributions	0.01		-0-	-0-

Total Distributions	0.30		0.30	0.10

Net Asset Value, End of the Period	$7.70		$10.23	$10.48

Total Return* (b)	–21.99%	(c)	0.36%	5.76% **
Net Assets at End of the Period (In millions)	$14.6		$16.4	$1.8
Ratio of Expenses to Average Net Assets* (d) (e)	1.12%	(c)	1.15%	1.17%
Ratio of Net Investment Income to Average Net Assets*	2.76%	(c)	2.72%	2.64%
Portfolio Turnover	54%		13%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d) (e)	1.54%	(c)	1.99%	9.66%
Ratio of Net Investment Income/Loss to Average Net Assets	2.34%	(c)	1.88%	(5.85% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

(d)	Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were .78%, .88% and .84% at March 31, 2009, 2008 and 2007, respectively.

(e)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended March 31, 2007.

16
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			September 25, 2006
			(Commencement of
	Year Ended March 31,		Operations) to
Class I Shares	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$10.24	$10.49	$10.00

Net Investment Income (a)	0.37	0.43	0.19
Net Realized and Unrealized Gain/Loss	(2.52)	(0.27)	0.45

Total from Investment Operations	(2.15)	0.16	0.64

Less:
Distributions from Net Investment Income	0.34	0.37	0.15
Distributions from Net Realized Gain	0.02	0.04	-0-
Return of Capital Distributions	0.02	-0-	-0-

Total Distributions	0.38	0.41	0.15

Net Asset Value, End of the Period	$7.71	$10.24	$10.49

Total Return* (b)	–21.21%	1.37%	6.39% **
Net Assets at End of the Period (In millions)	$0.1	$0.2	$0.5
Ratio of Expenses to Average Net Assets* (c) (d)	0.15%	0.15%	0.17%
Ratio of Net Investment Income to Average Net Assets*	4.14%	4.00%	3.61%
Portfolio Turnover	54%	13%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.56%	1.91%	8.66%
Ratio of Net Investment Income/Loss to Average Net Assets	3.73%	2.24%	(4.88% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were .78%, .88% and .84% at March 31, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended March 31, 2007.

17
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Notes to Financial Statements  ■  March 31, 2009

1. Significant Accounting Policies
Van Kampen Asset Allocation Conservative Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek a high level of long-term total return, consistent with a low level of risk. The Fund invests primarily in other affiliated funds (the “Underlying Funds”). Each Underlying Fund has its own investment objective and principal investment strategy. The different Underlying Funds invest in varying percentages of equity securities and/or fixed income securities. The Fund commenced investment operations on September 25, 2006. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation The assets of the Fund consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective April 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

18

Van Kampen Asset Allocation Conservative Fund
Notes to Financial Statements  ■  March 31, 2009  continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$90,932,596
Level 2—Other Significant Observable Inputs	514,000
Level 3—Significant Unobservable Inputs	-0-

Total	$91,446,596

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund indirectly bears a proportionate share of the expenses of the Underlying Funds in addition to any expenses of the Fund. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the three year period ended March 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward eight years following the year of the loss and offset such

19

Van Kampen Asset Allocation Conservative Fund
Notes to Financial Statements  ■  March 31, 2009  continued

losses against future realized capital gains. At March 31, 2009, the Fund had an accumulated capital loss carryforward for tax purpose of $2,207,923, which will expire on March 31, 2017.
At March 31, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$111,794,534

Gross tax unrealized appreciation	$-0-
Gross tax unrealized depreciation	(20,347,938)

Net tax unrealized depreciation on investments	$(20,347,938)

E. Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended March 31, 2009 and 2008 were as follows:

	2009	2008

Distributions paid from:
Ordinary income	$3,029,718	$1,057,611
Long-term capital gain	202,633	80,859
Return of capital	151,481	-0-

	$3,383,832	$1,138,470

Permanent differences, primarily due to Fund’s investment in other Regulated Investment Companies, resulted in the following reclassifications among the Fund’s components of net assets at March 31, 2009:

Accumulated Undistributed	Accumulated Net
Net Investment Income	Realized Loss	Capital

$(234)	$234	$-0-

As of March 31, 2009, there were no distributable earnings on a taxable basis.
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions, and post October losses of $4,214,408, which are not recognized for tax purposes until the first day of the following fiscal year.

F. Credits Earned on Cash Balances During the year ended March 31, 2009, the Fund’s custody fee was reduced by $279 as a result of credits earned on cash balances.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .15% of the average daily net assets of the Fund. The Fund also indirectly bears the investment advisory fees (and other expenses) of the Underlying Funds.

20

Van Kampen Asset Allocation Conservative Fund
Notes to Financial Statements  ■  March 31, 2009  continued

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.40%, 1.15%, 1.12% and 0.15% for Classes A, B, C and I Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the year ended March 31, 2009, the Adviser waived or reimbursed approximately $345,800 of its advisory fees or other expenses.
For the year ended March 31, 2009, the Fund recognized expenses of approximately $4,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended March 31, 2009, the Fund recognized expenses of approximately $52,300 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2009, the Fund recognized expenses of approximately $38,300 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $8,300 are included in “Other” assets on the Statement of Assets and Liabilities at March 31, 2009. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended March 31, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $162,000 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $52,600. Sales charges do not represent expenses of the Fund.
At March 31, 2009, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 10,000 shares of Class I.

21

Van Kampen Asset Allocation Conservative Fund
Notes to Financial Statements  ■  March 31, 2009  continued

3. Capital Transactions
For the years ended March 31, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	March 31, 2009		March 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	7,438,662	$65,107,375	4,962,030	$53,170,697
Class B	1,363,258	12,132,323	763,316	8,121,922
Class C	1,189,056	10,782,705	1,684,396	17,992,305
Class I	21,613	178,327	6,167	65,884

Total Sales	10,012,589	$88,200,730	7,415,909	$79,350,808

Dividend Reinvestment:
Class A	287,944	$2,359,650	69,144	$732,764
Class B	44,088	356,636	7,156	75,787
Class C	61,655	506,615	16,672	177,042
Class I	236	2,036	62	639

Total Dividend Reinvestment	393,923	$3,224,937	93,034	$986,232

Repurchases:
Class A	(4,151,134)	$(36,110,899)	(620,191)	$(6,601,852)
Class B	(601,962)	(5,037,196)	(163,035)	(1,716,067)
Class C	(950,729)	(8,254,273)	(275,913)	(2,901,438)
Class I	(23,511)	(193,104)	(40,000)	(423,834)

Total Repurchases	(5,727,336)	$(49,595,472)	(1,099,139)	$(11,643,191)

4. Redemption Fee
Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within seven days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended March 31, 2009, the Fund received redemption fees of approximately $4,100, which are reported as part of “Cost of Shares Repurchased” on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. The redemption fee is no longer applied.

5. Investments In Underlying Funds
During the period, the cost of purchases and proceeds from sales of investments in Underlying Funds were $87,295,889 and $44,472,918, respectively. Of these amounts, $73,820,297 and $37,949,081 were the cost of purchases and proceeds from sales of investments in Underlying Affiliated Funds, respectively.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and

22

Van Kampen Asset Allocation Conservative Fund
Notes to Financial Statements  ■  March 31, 2009  continued

Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $190,200 and $300 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Accounting Pronouncements
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.
On April 9, 2009, the Financial Accounting Standards Board issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the assets or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current FAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP 157-4 and the impact it will have on the financial statement disclosures.

23

Van Kampen Asset Allocation Conservative Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Asset Allocation Conservative Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Asset Allocation Conservative Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust) as of March 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years then ended and for the period from September 25, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Asset Allocation Conservative Fund of the Van Kampen Equity Trust at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years then ended, and for the period from September 25, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
May 15, 2009

24

Van Kampen Asset Allocation Conservative Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2009. For corporate shareholders, 8% of the distributions qualify for the dividends received deduction. The Fund designated and paid $202,633 as a long-term capital gain distribution. Certain ordinary dividends paid by the Fund may be treated as qualified dividend income and will therefore be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $990,492 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

25

Van Kampen Asset Allocation Conservative Fund
Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2006	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

26

Van Kampen Asset Allocation Conservative Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2006	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2006	President of CAC, LLC, a private company offering capital investment and management advisory services.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

27

Van Kampen Asset Allocation Conservative Fund
Trustees and Officers continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2006	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2006	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2006	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

28

Van Kampen Asset Allocation Conservative Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2006	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2006	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

29

Van Kampen Asset Allocation Conservative Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2006	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

30

Van Kampen Asset Allocation Conservative Fund
Trustees and Officers continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2006	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

31

Van Kampen Asset Allocation Conservative Fund
Trustees and Officers  continued

Officers
Term of
	Position(s)	Office and
Name, Age and	Held with	Length of	Principal Occupation(s)
Address of Officer	Fund	Time Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2006	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2006	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

32

Van Kampen Asset Allocation Conservative Fund
Trustees and Officers continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

33

Van Kampen Asset Allocation Conservative Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen Asset Allocation Conservative Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Asset Allocation Conservative Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen Asset Allocation Conservative Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Asset Allocation Conservative Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

107, 207, 307, 607
AAFCONANN 5/09
IU09-02090P-Y03/09

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Asset Allocation Moderate Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of March 31, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 3/31/09

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the S&P 500® Index and Blended Index (35% S&P 500® Index/25% MSCI EAFE Index/40% Barclays Capital U.S. Aggregate Index) from 9/30/2006 (first month-end after inception) through 3/31/09. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 9/25/06		since 9/25/06		since 9/25/06		since 9/25/06
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	–10.44%	–12.53%	–11.14%	–12.16%	–11.11%	–11.11%	–10.17%

1-year	–30.28	–34.27	–30.80	–34.18	–30.78	–31.45	–30.05

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total returns with sales charges include payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) feebased investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy.

1

The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends.

The Lehman Brothers U.S. Aggregate Index, which has been shown in the Fund’s previous shareholder reports and prospectuses, changed its name to Barclays Capital U.S. Aggregate Index as of November 3, 2008. The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-based securities. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

2

Fund Report
For the 12-month period ended March 31, 2009

Market Conditions

Global economic conditions deteriorated throughout the 12-month period ended March 31, 2009 as consumers and corporations were forced to adjust consumption and investment plans to a new credit regime. The historic debt and real estate bubble that reached its euphoric high in 2007 began to unravel with astonishing speed as financial institutions, unable to cope with defaulting borrowers, began to fail. From London and Madrid to Miami Beach and Las Vegas, property values collapsed and the underlying debt instruments created to fund both residential and commercial property purchases unraveled. The most significant global debt deleveraging cycle since the Great Depression of the 1930s had begun.

Early on, many investors argued that risk appeared contained to the financial services (banks, insurance companies and credit card providers) and consumer cyclical (autos and retail) sectors of the global economy. In fact, by mid-May 2008, markets had recovered from the shock of the Bear Stearns’ bailout by the Federal government and JP Morgan Chase that previous March. But rising credit costs, financial stress contagion around the globe, and survey data signaling layoffs and capital spending cuts began to snowball as summer faded into fall. Then, on September 15, 2008, the fear and panic that had gripped the global bank and brokerage industries became reality, as Lehman Brothers declared bankruptcy and Merrill Lynch was forced into the arms of Bank of America. Suddenly, the globe’s liquidity providers had been severely disabled and short-term financing became scarce; capital flows and economic activity froze in October and November.

Outside of the developed economy’s perilous conditions, emerging engines of growth also began to feel the impact associated with the cessation of consumer and business spending. China, where forecasts for annual economic growth below seven percent were once considered heretical, began to see “worst case” estimates of five percent. Emerging Asia, Eastern Europe, Latin America, India and the Middle East all saw economic conditions deteriorate. The housing correction became a full-fledged global economic crisis.

Government policy makers around the world had not ignored these winds of change, and in fact began taking steps to help financial institutions weather these challenges as early as 2007. By year end 2008, these actions included sharply reduced interest rates (in the case of Japan and the U.S., all the way to zero percent), bank nationalizations and corporate interventions, and massive stimulus programs designed to induce consumers and corporations to spend.

By early 2009, the financial impact of the previous year’s recession was felt in every corner of the globe. As the first quarter ended on March 31, 2009, early (and possibly positive) signs of relief began to emerge. Corporate debt issuance had begun again and, in fact, reached record levels in January and February. Leading indicators improved, albeit from historically depressed levels. Merger

3

and acquisition activity picked up, as the combination of large corporate cash reserves, poor returns and cheap valuations on acquisition targets combined to tempt buyers to transact.

While these signs can be viewed optimistically, only time will tell whether we are only seeing a short-term bounce, or whether the global economy has begun an extended period of recovery. At this point, count us cautiously optimistic.

Performance Analysis

All share classes of Van Kampen Asset Allocation Moderate Fund outperformed the S&P 500® Index and underperformed the Blended Index (35% S&P 500® Index, 25% MSCI EAFE Index and 40% Barclays Capital U.S. Aggregate Index) for the 12 months ended March 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended March 31, 2009

					Blended Index
					(35% S&P 500® Index,
					25% MSCI EAFE Index
					and 40% Barclays
					Capital U.S.
Class A	Class B	Class C	Class I	S&P 500® Index	Aggregate Index)

–30.28%	–30.80%	–30.78%	–30.05%	–38.09%	–25.96%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Van Kampen Asset Allocation Moderate Fund seeks a high level of long-term total return, consistent with a moderate level of risk. During the period under review, the Fund maintained an asset allocation target of 60 percent in equity investments and 40 percent in fixed income investments. Additionally, the Fund’s sector exposures at the end of the period under review included U.S. equities (approximately 34 percent of total investments), international equities (approximately 22 percent), real estate investments (approximately 4 percent), corporate bonds (approximately 17 percent), U.S. government securities (approximately 10 percent), U.S. mortgages (approximately 4 percent) and shorter-term fixed income investments (approximately 9 percent). During the period under review, we reduced the Fund’s exposures to passive government securities (exchange-traded funds) and mortgages and increased exposures to corporate bonds and short-term fixed income securities. In addition, we added to the Fund’s domestic equity position at the expense of international equity exposures. These changes were based on our analysis of return expectations as well as the shifting global macroeconomic environment.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

4

Asset Allocation as of 3/31/09 (Unaudited)

Fixed Income	40.9%
U.S. Equity	36.8
Global/International Equity	21.5

Total Long-Term Investments	99.2
Total Repurchase Agreements	0.8

Total Investments	100.0
Liabilities in Excess of Other Assets	(0.0)*

Net Assets	100.0%

*	Amount is less than 0.1%.

The percentages expressed above were calculated by aggregating the investment portfolios of each underlying fund, in the proportion in which they are held by the fund.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the categories mentioned above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

6

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/08 - 3/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/08	3/31/09	10/1/08-3/31/09

Class A
Actual	$1,000.00	$796.03	$1.79
Hypothetical	1,000.00	1,022.94	2.02
(5% annual return before expenses)

Class B
Actual	1,000.00	793.41	5.14
Hypothetical	1,000.00	1,019.20	5.79
(5% annual return before expenses)

Class C
Actual	1,000.00	793.81	5.14
Hypothetical	1,000.00	1,019.20	5.79
(5% annual return before expenses)

Class I
Actual	1,000.00	797.49	0.67
Hypothetical	1,000.00	1,024.18	0.76
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.40%, 1.15%, 1.15% and 0.15% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

8

Van Kampen Asset Allocation Moderate Fund
Portfolio of Investments  ■  March 31, 2009

	Number of
Description	Shares	Value

Investment Companies 99.2%
iShares Barclays 1-3 Year Treasury Bond Fund	38,090	$3,211,749
iShares Barclays Aggregate Bond Fund	47,840	4,854,325
iShares MSCI Japan Index Fund	190,746	1,508,801
SPDR Trust Series 1	54,000	4,289,760
Van Kampen Capital Growth Fund, Class I (a) (b)	2,592,871	18,331,598
Van Kampen Comstock Fund, Class I (a)	1,305,911	12,301,680
Van Kampen Corporate Bond Fund, Class I (a)	2,924,447	16,025,970
Van Kampen Emerging Markets Fund, Class I (a)	939,432	7,590,607
Van Kampen Government Securities Fund, Class I (a)	1,518,250	14,453,736
Van Kampen Growth and Income Fund, Class I (a)	628,522	7,661,685
Van Kampen High Yield Fund, Class I (a)	1,091,518	8,033,576
Van Kampen International Growth Fund, Class I (a)	2,381,177	24,621,371
Van Kampen Limited Duration Fund, Class I (a) (c)	1,273,346	11,230,911
Van Kampen Mid Cap Growth Fund, Class I (a)	627,083	9,105,242
Van Kampen Real Estate Securities Fund, Class I (a)	775,714	6,089,358
Van Kampen US Mortgage Fund, Class I (a)	513,217	6,430,610

Total Long-Term Investments 99.2% (Cost $199,662,751)		155,740,979

Repurchase Agreements 0.8%
Banc of America Securities ($63,868 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.10%, dated 03/31/09, to be sold on 04/01/09 at $63,868)		63,868
Citigroup Global Markets, Inc. ($638,676 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.13%, dated 03/31/09, to be sold on 04/01/09 at $638,678)		638,676
Citigroup Global Markets, Inc. ($306,565 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.14%, dated 03/31/09, to be sold on 04/01/09 at $306,566)		306,565
JPMorgan Chase & Co. ($191,603 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.14%, dated 03/31/09, to be sold on 04/01/09 at $191,604)		191,603
State Street Bank & Trust Co. ($3,288 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/09, to be sold on 04/01/09 at $3,288)		3,288

Total Repurchase Agreements 0.8% (Cost $1,204,000)		1,204,000

Total Investments 100.0% (Cost $200,866,751)		156,944,979

Liabilities in Excess of Other Assets 0.0%		(11,420)

Net Assets 100.0%		$156,933,559

9
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Portfolio of Investments  ■  March 31, 2009  continued

Percentages are calculated as a percentage of net assets.

(a)	Affiliated Fund

(b)	As of the close of business July 22, 2008, Van Kampen Pace Fund changed its name to Van Kampen Capital Growth Fund.

(c)	The Fund does not invest in the Underlying Affiliated Funds for the purpose of exercising management or control. At March 31, 2009, the Fund held the following position, which exceeded 5% of the Underlying Affiliated Fund’s shares outstanding:

Percent of
Underlying Affiliated Fund	Shares Held

Van Kampen Limited Duration Fund, Class I	10.29%

10
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Financial Statements

Statement of Assets and Liabilities
March 31, 2009

Assets:
Investments in Underlying Affiliated Funds (Cost $185,655,985)	$141,876,344
Investments in Underlying Unaffiliated Funds (Cost $14,006,766)	13,864,635
Repurchase Agreements (Cost $1,204,000)	1,204,000
Cash	381
Receivables:
Fund Shares Sold	646,174
Dividends	225,724
Investments Sold	201,503
Expense Reimbursement from Adviser	36,490
Other	91,857

Total Assets	158,147,108

Liabilities:
Payables:
Investments Purchased	522,820
Fund Shares Repurchased	509,232
Distributor and Affiliates	79,994
Trustees’ Deferred Compensation and Retirement Plans	21,475
Accrued Expenses	80,028

Total Liabilities	1,213,549

Net Assets	$156,933,559

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$227,235,024
Accumulated Undistributed Net Investment Income	3,424,320
Accumulated Net Realized Loss	(29,804,013)
Net Unrealized Depreciation	(43,921,772)

Net Assets	$156,933,559

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $121,503,867 and 17,065,664 shares of beneficial interest issued and outstanding)	$7.12
Maximum sales charge (5.75%* of offering price)	0.43

Maximum offering price to public	$7.55

Class B Shares:
Net asset value and offering price per share (Based on net assets of $19,972,612 and 2,825,435 shares of beneficial interest issued and outstanding)	$7.07

Class C Shares:
Net asset value and offering price per share (Based on net assets of $15,269,352 and 2,157,900 shares of beneficial interest issued and outstanding)	$7.08

Class I Shares:
Net asset value and offering price per share (Based on net assets of $187,728 and 26,263 shares of beneficial interest issued and outstanding)	$7.15

*	On sales of $50,000 or more, the sales charge will be reduced.

11
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Financial Statements  continued

Statement of Operations
For the Year Ended March 31, 2009

Investment Income:
Dividends From Underlying Affiliated Funds	$4,735,290
Dividends From Underlying Unaffiliated Funds	371,805
Interest	39,203

Total Income	5,146,298

Expenses:
Distribution (12b-1) and Service Fees
Class A	293,831
Class B	200,541
Class C	191,811
Investment Advisory Fee	235,474
Transfer Agent Fees	207,923
Professional Fees	60,632
Registration Fees	58,922
Accounting and Administrative Expenses	50,153
Reports to Shareholders	44,381
Custody	19,501
Trustees’ Fees and Related Expenses	16,197
Other	19,509

Total Expenses	1,398,875
Expense Reduction	476,631
Less Credits Earned on Cash Balances	587

Net Expenses	921,657

Net Investment Income	$4,224,641

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Realized Loss on Sales of Underlying Affiliated Fund Shares	$(30,049,164)
Realized Loss on Sales of Underlying Unaffiliated Fund Shares	(1,471,998)
Realized Gain Distributions from Underlying Affiliated Fund Shares	2,156,499

Net Realized Loss	(29,364,663)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(7,860,373)
End of the Period	(43,921,772)

Net Unrealized Depreciation During the Period	(36,061,399)

Net Realized and Unrealized Loss	$(65,426,062)

Net Decrease in Net Assets From Operations	$(61,201,421)

12
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	March 31, 2009	March 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$4,224,641	$1,391,820
Net Realized Gain/Loss	(29,364,663)	2,797,648
Net Unrealized Depreciation During the Period	(36,061,399)	(8,165,297)

Change in Net Assets from Operations	(61,201,421)	(3,975,829)

Distributions from Net Investment Income:
Class A Shares	(1,660,199)	(726,415)
Class B Shares	(132,887)	(96,548)
Class C Shares	(83,896)	(128,951)
Class I Shares	(3,999)	(1,492)

	(1,880,981)	(953,406)

Distributions from Net Realized Gain:
Class A Shares	(2,068,991)	(124,364)
Class B Shares	(332,597)	(23,805)
Class C Shares	(289,683)	(27,618)
Class I Shares	(4,323)	(237)

	(2,695,594)	(176,024)

Total Distributions	(4,576,575)	(1,129,430)

Net Change in Net Assets from Investment Activities	(65,777,996)	(5,105,259)

From Capital Transactions:
Proceeds from Shares Sold	167,419,813	114,339,033
Net Asset Value of Shares Issued Through Dividend Reinvestment	4,477,561	1,075,091
Cost of Shares Repurchased	(68,077,821)	(12,700,241)

Net Change in Net Assets from Capital Transactions	103,819,553	102,713,883

Total Increase in Net Assets	38,041,557	97,608,624
Net Assets:
Beginning of the Period	118,892,002	21,283,378

End of the Period (Including accumulated undistributed net investment income of $3,424,320 and $1,041,464, respectively)	$156,933,559	$118,892,002

13
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			September 25, 2006
	Year Ended		(Commencement of
	March 31,		Operations) to
Class A Shares	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$10.55	$10.72	$10.00

Net Investment Income (a)	0.25	0.29	0.14
Net Realized and Unrealized Gain/Loss	(3.44)	(0.27)	0.72

Total from Investment Operations	(3.19)	0.02	0.86

Less:
Distributions from Net Investment Income	0.11	0.16	0.14
Distributions from Net Realized Gain	0.13	0.03	-0-

Total Distributions	0.24	0.19	0.14

Net Asset Value, End of the Period	$7.12	$10.55	$10.72

Total Return* (b)	–30.28%	0.05%	8.67% **
Net Assets at End of the Period (In millions)	$121.5	$83.5	$14.2
Ratio of Expenses to Average Net Assets* (c) (d)	0.40%	0.41%	0.42%
Ratio of Net Investment Income to Average Net Assets*	2.88%	2.61%	2.65%
Portfolio Turnover	53%	11%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.70%	0.90%	4.37%
Ratio of Net Investment Income/Loss to Average Net Assets	2.58%	2.10%	(1.30% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% maybe imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .80%, .90% and .93% at March 31, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the year ended March 31, 2008 and period ended March 31, 2007, respectively.

14
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			September 25, 2006
	Year Ended		(Commencement of
	March 31,		Operations) to
Class B Shares	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$10.48	$10.68	$10.00

Net Investment Income (a)	0.18	0.23	0.10
Net Realized and Unrealized Gain/Loss	(3.41)	(0.29)	0.71

Total from Investment Operations	(3.23)	(0.06)	0.81

Less:
Distributions from Net Investment Income	0.05	0.11	0.13
Distributions from Net Realized Gain	0.13	0.03	-0-

Total Distributions	0.18	0.14	0.13

Net Asset Value, End of the Period	$7.07	$10.48	$10.68

Total Return* (b)	–30.80%	–0.66%	8.14% **
Net Assets at End of the Period (In millions)	$20.0	$15.8	$4.2
Ratio of Expenses to Average Net Assets* (c) (d)	1.15%	1.16%	1.17%
Ratio of Net Investment Income to Average Net Assets*	2.05%	2.13%	1.83%
Portfolio Turnover	53%	11%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	1.45%	1.72%	5.12%
Ratio of Net Investment Income/Loss to Average Net Assets	1.75%	1.57%	(2.12% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .80%, .90% and .93% at March 31, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the year ended March 31, 2008 and period ended March 31, 2007, respectively.

15
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			September 25, 2006
	Year Ended		(Commencement of
	March 31,		Operations) to
Class C Shares	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$10.47	$10.69	$10.00

Net Investment Income (a)	0.19	0.17	0.10
Net Realized and Unrealized Gain/Loss	(3.41)	(0.23)	0.72

Total from Investment Operations	(3.22)	(0.06)	0.82

Less:
Distributions from Net Investment Income	0.04	0.13	0.13
Distributions from Net Realized Gain	0.13	0.03	-0-

Total Distributions	0.17	0.16	0.13

Net Asset Value, End of the Period	$7.08	$10.47	$10.69

Total Return* (b)	–30.78%	–0.70%	8.24% **
Net Assets at End of the Period (In millions)	$15.3	$19.4	$2.3
Ratio of Expenses to Average Net Assets* (c) (d)	1.15%	1.16%	1.17%
Ratio of Net Investment Income to Average Net Assets*	2.16%	1.57%	1.82%
Portfolio Turnover	53%	11%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	1.46%	1.63%	5.12%
Ratio of Net Investment Income/Loss to Average Net Assets	1.85%	1.10%	(2.13% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .80%, .90% and .93% at March 31, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the year ended March 31, 2008 and period ended March 31, 2007, respectively.

16
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			September 25, 2006
	Year Ended		(Commencement of
	March 31,		Operations) to
Class I Shares	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$10.58	$10.74	$10.00

Net Investment Income (a)	0.32	0.30	0.15
Net Realized and Unrealized Gain/Loss	(3.50)	(0.26)	0.74

Total from Investment Operations	(3.18)	0.04	0.89

Less:
Distributions from Net Investment Income	0.12	0.17	0.15
Distributions from Net Realized Gain	0.13	0.03	-0-

Total Distributions	0.25	0.20	0.15

Net Asset Value, End of the Period	$7.15	$10.58	$10.74

Total Return* (b)	–30.05%	0.25%	8.90% **
Net Assets at End of the Period (In millions)	$0.2	$0.2	$0.5
Ratio of Expenses to Average Net Assets* (c) (d)	0.15%	0.16%	0.17%
Ratio of Net Investment Income to Average Net Assets*	3.69%	2.69%	2.77%
Portfolio Turnover	53%	11%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.45%	1.15%	4.11%
Ratio of Net Investment Income/Loss to Average Net Assets	3.39%	1.70%	(1.18% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .80%, .90% and .93% at March 31, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the year ended March 31, 2008 and period ended March 31, 2007, respectively.

17
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Notes to Financial Statements  ■  March 31, 2009

1. Significant Accounting Policies
Van Kampen Asset Allocation Moderate Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek a high level of long-term total return, consistent with a moderate level of risk. The Fund invests primarily in other affiliated funds (the “Underlying Funds”). Each Underlying Fund has its own investment objective and principal investment strategy. The different Underlying Funds invest in varying percentages of equity securities and/or fixed income securities. The Fund commenced investment operations on September 25, 2006. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation The assets of the Fund consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective April 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

18

Van Kampen Asset Allocation Moderate Fund
Notes to Financial Statements  ■  March 31, 2009  continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$155,740,979
Level 2—Other Significant Observable Inputs	1,204,000
Level 3—Significant Unobservable Inputs	-0-

Total	$156,944,979

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund indirectly bears a proportionate share of the expenses of the Underlying Funds in addition to any expenses of the Fund. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the three year period ended March 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward eight years following the year of the loss and offset such

19

Van Kampen Asset Allocation Moderate Fund
Notes to Financial Statements  ■  March 31, 2009  continued

losses against future realized capital gains. At March 31, 2009, the Fund had an accumulated capital loss carryforward for tax purpose of $3,578,103, which will expire on March 31, 2017.
At March 31, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$218,941,725

Gross tax unrealized appreciation	$-0-
Gross tax unrealized depreciation	(61,996,746)

Net tax unrealized depreciation on investments	$(61,996,746)

E. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended March 31, 2009 and 2008 were as follows:

	2009	2008

Distributions paid from:
Ordinary income	$1,881,746	$953,406
Long-term capital gain	2,694,829	176,024

	$4,576,575	$1,129,430

Permanent differences, primarily due to non-deductible offering costs resulted in the following reclassifications among the Fund’s components of net assets at March 31, 2009:

Accumulated Undistributed	Accumulated Net
Net Investment Income	Realized Loss	Capital

$39,196	$254	$(39,450)

As of March 31, 2009, the component of distributable earnings on a taxable basis was as follows:

Undistributed ordinary income	$3,450,962

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions, and post October losses of $8,150,935, which are not recognized for tax purposes until the first day of the following fiscal year.

F. Credits Earned on Cash Balances During the year ended March 31, 2009, the Fund’s custody fee was reduced by $587 as a result of credits earned on cash balances.

20

Van Kampen Asset Allocation Moderate Fund
Notes to Financial Statements  ■  March 31, 2009  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .15% of the average daily net assets of the Fund. The Fund also indirectly bears the investment advisory fees (and other expenses) of the Underlying Funds.
The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.40%, 1.15%, 1.15% and 0.15% for Classes A, B, C and I Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the year ended March 31, 2009, the Adviser waived or reimbursed approximately $476,600 of its advisory fees or other expenses.
For the year ended March 31, 2009, the Fund recognized expenses of approximately $6,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended March 31, 2009, the Fund recognized expenses of approximately $58,300 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2009, the Fund recognized expenses of approximately $80,200 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $9,100 are included in “Other” assets on the Statement of Assets and Liabilities at March 31, 2009. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended March 31, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $367,000 and contingent

21

Van Kampen Asset Allocation Moderate Fund
Notes to Financial Statements  ■  March 31, 2009  continued

deferred sales charges (CDSC) on redeemed shares of approximately $74,100. Sales charges do not represent expenses of the Fund.
At March 31, 2009, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 8,800 shares of Class I.

3. Capital Transactions
For the years ended March 31, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	March 31, 2009		March 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	14,858,350	$133,021,628	7,121,932	$78,818,266
Class B	2,294,973	20,735,316	1,417,358	15,516,706
Class C	1,515,255	13,526,109	1,806,704	19,904,061
Class I	15,747	136,760	9,470	100,000

Total Sales	18,684,325	$167,419,813	10,355,464	$114,339,033

Dividend Reinvestment:
Class A	510,390	$3,679,911	74,217	$823,056
Class B	62,056	445,560	9,422	103,924
Class C	48,372	347,797	13,440	148,111
Class I	593	4,293	-0-	-0-

Total Dividend Reinvestment	621,411	$4,477,561	97,079	$1,075,091

Repurchases:
Class A	(6,213,779)	$(49,249,033)	(611,890)	$(6,749,209)
Class B	(1,041,054)	(8,563,498)	(310,672)	(3,427,705)
Class C	(1,259,339)	(10,201,113)	(183,868)	(2,039,222)
Class I	(8,347)	(64,177)	(41,200)	(484,105)

Total Repurchases	(8,522,519)	$(68,077,821)	(1,147,630)	$(12,700,241)

4. Redemption Fee
Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within seven days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended March 31, 2009, the Fund received redemption fees of approximately $4,300, which are reported as part of “Cost of Shares Repurchased” on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. The redemption fee is no longer applied.

5. Investments In Underlying Funds
During the period, the cost of purchases and proceeds from sales of investments in Underlying Funds were $188,370,284 and $81,622,562, respectively. Of these amounts, $163,378,208 and $68,581,644 were the cost of purchases and proceeds from sales of investments in Underlying Affiliated Funds, respectively.

22

Van Kampen Asset Allocation Moderate Fund
Notes to Financial Statements  ■  March 31, 2009  continued

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $441,800 and $20,000 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Accounting Pronouncements
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.
On April 9, 2009, the Financial Accounting Standards Board issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the assets or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current FAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP 157-4 and the impact it will have on the financial statement disclosures.

23

Van Kampen Asset Allocation Moderate Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Asset Allocation Moderate Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Asset Allocation Moderate Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust) as of March 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years then ended and for the period from September 25, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Asset Allocation Moderate Fund of the Van Kampen Equity Trust at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years then ended and for the period from September 25, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
May 15, 2009

24

Van Kampen Asset Allocation Moderate Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
 P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2009. For corporate shareholders, 11% of the distributions qualify for the dividends received deduction. The Fund designated and paid $2,694,829 as a long-term capital gain distribution. Certain ordinary dividends paid by the Fund may be treated as qualified dividend income and will therefore be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $1,180,774 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

25

Van Kampen Asset Allocation Moderate Fund
Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2006	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

26

Van Kampen Asset Allocation Moderate Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2006	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2006	President of CAC, LLC, a private company offering capital investment and management advisory services.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

27

Van Kampen Asset Allocation Moderate Fund
Trustees and Officers continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2006	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2006	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2006	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

28

Van Kampen Asset Allocation Moderate Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2006	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2006	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

29

Van Kampen Asset Allocation Moderate Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2006	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

30

Van Kampen Asset Allocation Moderate Fund
Trustees and Officers continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2006	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

31

Van Kampen Asset Allocation Moderate Fund
Trustees and Officers  continued

Officers
Term of
	Position(s)	Office and
Name, Age and	Held with	Length of	Principal Occupation(s)
Address of Officer	Fund	Time Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2006	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2006	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

32

Van Kampen Asset Allocation Moderate Fund
Trustees and Officers continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

33

Van Kampen Asset Allocation Moderate Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen Asset Allocation Moderate Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Asset Allocation Moderate Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Asset Allocation Moderate Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Asset Allocation Moderate Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

119, 219, 319, 619
AAFMODANN 5/09
IU09-02089P-Y03/09

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Asset Allocation Growth Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of March 31, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 3/31/09

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the S&P 500® Index and Blended Index (50% S&P 500® Index/30% MSCI EAFE Index/20% Barclays Capital U.S. Aggregate Index) from 9/30/06 (first month-end after inception) through 3/31/09. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 9/25/06		since 9/25/06		since 9/25/06		since 9/25/06
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	–13.47%	–15.49%	–14.16%	–15.13%	–14.13%	–14.13%	–13.23%

1-year	–36.88	–40.49	–37.32	–40.34	–37.31	–37.91	–36.71

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total returns with sales charges include payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy.

1

The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends.

The Lehman Brothers U.S. Aggregate Index, which has been shown in the Fund’s previous shareholder reports and prospectuses, changed its name to Barclays Capital U.S. Aggregate Index as of November 3, 2008. The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-based securities. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

2

Fund Report
For the 12-month period ended March 31, 2009

Market Conditions

Global economic conditions deteriorated throughout the 12-month period ended March 31, 2009 as consumers and corporations were forced to adjust consumption and investment plans to a new credit regime. The historic debt and real estate bubble that reached its euphoric high in 2007 began to unravel with astonishing speed as financial institutions, unable to cope with defaulting borrowers, began to fail. From London and Madrid to Miami Beach and Las Vegas, property values collapsed and the underlying debt instruments created to fund both residential and commercial property purchases unraveled. The most significant global debt deleveraging cycle since the Great Depression of the 1930s had begun.

Early on, many investors argued that risk appeared contained to the financial services (banks, insurance companies and credit card providers) and consumer cyclical (autos and retail) sectors of the global economy. In fact, by mid-May 2008, markets had recovered from the shock of the Bear Stearns’ bailout by the Federal government and JP Morgan Chase that previous March. But rising credit costs, financial stress contagion around the globe, and survey data signaling layoffs and capital spending cuts began to snowball as summer faded into fall. Then, on September 15, 2008, the fear and panic that had gripped the global bank and brokerage industries became reality, as Lehman Brothers declared bankruptcy and Merrill Lynch was forced into the arms of Bank of America. Suddenly, the globe’s liquidity providers had been severely disabled and short-term financing became scarce; capital flows and economic activity froze in October and November.

Outside of the developed economy’s perilous conditions, emerging engines of growth also began to feel the impact associated with the cessation of consumer and business spending. China, where forecasts for annual economic growth below seven percent were once considered heretical, began to see “worst case” estimates of five percent. Emerging Asia, Eastern Europe, Latin America, India and the Middle East all saw economic conditions deteriorate. The housing correction became a full-fledged global economic crisis.

Government policy makers around the world had not ignored these winds of change, and in fact began taking steps to help financial institutions weather these challenges as early as 2007. By year end 2008, these actions included sharply reduced interest rates (in the case of Japan and the U.S., all the way to zero percent), bank nationalizations and corporate interventions, and massive stimulus programs designed to induce consumers and corporations to spend.

By early 2009, the financial impact of the previous year’s recession was felt in every corner of the globe. As the first quarter ended on March 31, 2009, early (and possibly positive) signs of relief began to emerge. Corporate debt issuance had begun again and, in fact, reached record levels in January and February. Leading indicators improved, albeit from historically depressed levels. Merger

3

and acquisition activity picked up, as the combination of large corporate cash reserves, poor returns and cheap valuations on acquisition targets combined to tempt buyers to transact.

While these signs can be viewed optimistically, only time will tell whether we are only seeing a short-term bounce, or whether the global economy has begun an extended period of recovery. At this point, count us cautiously optimistic.

Performance Analysis

All share classes of Van Kampen Asset Allocation Growth Fund outperformed the S&P 500® Index and underperformed the Blended Index (50% S&P 500® Index, 30% MSCI EAFE Index and 20% Barclays Capital U.S. Aggregate Index) for the 12 months ended March 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended March 31, 2009

					Blended Index
					(50% S&P 500® Index,
					30% MSCI EAFE Index
					and 20% Barclays
					Capital U.S.
Class A	Class B	Class C	Class I	S&P 500® Index	Aggregate Index)

–36.88%	–37.32%	–37.31%	–36.71%	–38.09%	–33.84%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Van Kampen Asset Allocation Growth Fund seeks a high level of long-term total return, consistent with a high level of risk. During the period under review, the Fund maintained an asset allocation target of 80 percent in equity investments and 20 percent in fixed income investments. Additionally, the Fund’s sector exposures at the end of the period under review included U.S. equities (approximately 47 percent of total investments), international equities (approximately 29 percent), real estate investments (approximately 4 percent), corporate bonds (approximately 13 percent), U.S. government securities (approximately 2 percent), U.S. mortgages (approximately 2 percent) and shorter-term fixed income investments (approximately 3 percent). During the period under review, we reduced the Fund’s exposures to passive government securities (exchange-traded funds) and mortgages and increased exposures to corporate bonds and short-term fixed income securities. In addition, we added to the Fund’s domestic equity position at the expense of international equity exposures. These changes were based on our analysis of return expectations as well as the shifting global macroeconomic environment.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

4

Asset Allocation as of 3/31/09 (Unaudited)

U.S. Equity	49.9%
Global/International Equity	28.6
Fixed Income	20.6

Total Long-Term Investments	99.1
Total Repurchase Agreements	0.6

Total Investments	99.7
Other Assets in Excess of Liabilities	0.3

Net Assets	100.0%

The percentages expressed above were calculated by aggregating the investment portfolios of each underlying fund, in the proportion in which they are held by the fund.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the categories mentioned above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

6

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/08 - 3/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/08	3/31/09	10/1/08-3/31/09

Class A
Actual	$1,000.00	$739.65	$1.73
Hypothetical	1,000.00	1,022.94	2.02
(5% annual return before expenses)

Class B
Actual	1,000.00	737.08	4.98
Hypothetical	1,000.00	1,019.20	5.79
(5% annual return before expenses)

Class C
Actual	1,000.00	738.04	4.98
Hypothetical	1,000.00	1,019.20	5.79
(5% annual return before expenses)

Class I
Actual	1,000.00	741.27	0.65
Hypothetical	1,000.00	1,024.18	0.76
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.40%, 1.15%, 1.15% and 0.15% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

8

Van Kampen Asset Allocation Growth Fund
Portfolio of Investments  ■  March 31, 2009

	Number of
Description	Shares	Value

Investment Companies 99.1%
iShares Barclays Aggregate Bond Fund	19,800	$2,009,106
iShares MSCI Japan Index Fund	355,724	2,813,777
SPDR Trust Series 1	21,600	1,715,904
Van Kampen Capital Growth Fund, Class I (a) (b)	2,284,555	16,151,806
Van Kampen Comstock Fund, Class I (a)	1,218,138	11,474,856
Van Kampen Corporate Bond Fund, Class I (a)	1,454,135	7,968,662
Van Kampen Emerging Markets Fund, Class I (a)	701,099	5,664,880
Van Kampen Growth and Income Fund, Class I (a)	547,253	6,671,013
Van Kampen High Yield Fund, Class I (a)	678,362	4,992,747
Van Kampen International Growth Fund, Class I (a)	1,851,359	19,143,048
Van Kampen Limited Duration Fund, Class I (a)	339,189	2,991,645
Van Kampen Mid Cap Growth Fund, Class I (a)	585,024	8,494,548
Van Kampen Real Estate Securities Fund, Class I (a)	482,116	3,784,613
Van Kampen US Mortgage Fund, Class I (a)	159,490	1,998,408

Total Long-Term Investments 99.1% (Cost $136,578,789)		95,875,013

Repurchase Agreements 0.6%
Banc of America Securities ($34,003 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.10%, dated 03/31/09, to be sold on 04/01/09 at $34,003)		34,003
Citigroup Global Markets, Inc. ($340,026 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.13%, dated 03/31/09, to be sold on 04/01/09 at $340,027)		340,026
Citigroup Global Markets, Inc. ($163,212 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.14%, dated 03/31/09, to be sold on 04/01/09 at $163,213)		163,212
JPMorgan Chase & Co. ($102,008 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.14%, dated 03/31/09, to be sold on 04/01/09 at $102,008)		102,008
State Street Bank & Trust Co. ($1,751 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/09, to be sold on 04/01/09 at $1,751)		1,751

Total Repurchase Agreements 0.6% (Cost $641,000)		641,000

Total Investments 99.7% (Cost $137,219,789)		96,516,013

Other Assets in Excess of Liabilities 0.3%		257,135

Net Assets 100.0%		$96,773,148

Percentages are calculated as a percentage of net assets.

(a)	Affiliated Fund

(b)	As of the close of business July 22, 2008, Van Kampen Pace Fund changed its name to Van Kampen Capital Growth Fund.

9
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Financial Statements

Statement of Assets and Liabilities
March 31, 2009

Assets:
Investments in Underlying Affiliated Funds (Cost $128,965,681)	$89,336,226
Investments in Underlying Unaffiliated Funds (Cost $7,613,108)	6,538,787
Repurchase Agreements (Cost $641,000)	641,000
Cash	133
Receivables:
Fund Shares Sold	383,102
Investments Sold	133,759
Dividends	96,404
Expense Reimbursement from Adviser	80,798
Other	36,083

Total Assets	97,246,292

Liabilities:
Payables:
Investments Purchased	178,602
Fund Shares Repurchased	120,109
Distributor and Affiliates	62,075
Trustees’ Deferred Compensation and Retirement Plans	21,602
Accrued Expenses	90,756

Total Liabilities	473,144

Net Assets	$96,773,148

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$154,759,703
Accumulated Undistributed Net Investment Income	2,088,035
Accumulated Net Realized Loss	(19,370,814)
Net Unrealized Depreciation	(40,703,776)

Net Assets	$96,773,148

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $71,153,321 and 10,973,621 shares of beneficial interest issued and outstanding)	$6.48
Maximum sales charge (5.75%* of offering price)	0.40

Maximum offering price to public	$6.88

Class B Shares:
Net asset value and offering price per share (Based on net assets of $15,884,012 and 2,469,122 shares of beneficial interest issued and outstanding)	$6.43

Class C Shares:
Net asset value and offering price per share (Based on net assets of $9,524,317 and 1,479,267 shares of beneficial interest issued and outstanding)	$6.44

Class I Shares:
Net asset value and offering price per share (Based on net assets of $211,498 and 32,524 shares of beneficial interest issued and outstanding)	$6.50

*	On sales of $50,000 or more, the sales charge will be reduced.

10
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Financial Statements  continued

Statement of Operations
For the Year Ended March 31, 2009

Investment Income:
Dividends From Underlying Affiliated Funds	$2,539,321
Dividends From Underlying Unaffiliated Funds	160,445
Interest	22,580

Total Income	2,722,346

Expenses:
Distribution (12b-1) and Service Fees
Class A	184,798
Class B	165,394
Class C	110,991
Transfer Agent Fees	241,860
Investment Advisory Fee	152,785
Registration Fees	58,258
Professional Fees	58,061
Accounting and Administrative Expenses	48,391
Reports to Shareholders	47,775
Custody	17,444
Trustees’ Fees and Related Expenses	16,202
Other	18,402

Total Expenses	1,120,361
Expense Reduction	505,500
Less Credits Earned on Cash Balances	581

Net Expenses	614,280

Net Investment Income	$2,108,066

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Realized Loss on Sales of Underlying Affiliated Fund Shares	$(20,152,943)
Realized Loss on Sales of Underlying Unaffiliated Fund Shares	(527,794)
Realized Gain Distributions from Underlying Affiliated Fund Shares	1,600,797

Net Realized Loss	(19,079,940)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(6,993,247)
End of the Period	(40,703,776)

Net Unrealized Depreciation During the Period	(33,710,529)

Net Realized and Unrealized Loss	$(52,790,469)

Net Decrease in Net Assets From Operations	$(50,682,403)

11
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	March 31, 2009	March 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$2,108,066	$783,424
Net Realized Gain/Loss	(19,079,940)	3,205,475
Net Unrealized Depreciation During the Period	(33,710,529)	(7,407,665)

Change in Net Assets from Operations	(50,682,403)	(3,418,766)

Distributions from Net Investment Income:
Class A Shares	(725,328)	(519,575)
Class B Shares	(58,842)	(63,337)
Class C Shares	(24,623)	(59,923)
Class I Shares	(2,956)	(1,196)

	(811,749)	(644,031)

Distributions from Net Realized Gain:
Class A Shares	(2,094,802)	(168,344)
Class B Shares	(480,488)	(34,406)
Class C Shares	(306,133)	(30,374)
Class I Shares	(6,921)	(344)

	(2,888,344)	(233,468)

Total Distributions	(3,700,093)	(877,499)

Net Change in Net Assets from Investment Activities	(54,382,496)	(4,296,265)

From Capital Transactions:
Proceeds from Shares Sold	92,119,449	71,158,111
Net Asset Value of Shares Issued Through Dividend Reinvestment	3,641,554	855,216
Cost of Shares Repurchased	(30,338,872)	(9,376,497)

Net Change in Net Assets from Capital Transactions	65,422,131	62,636,830

Total Increase in Net Assets	11,039,635	58,340,565
Net Assets:
Beginning of the Period	85,733,513	27,392,948

End of the Period (Including accumulated undistributed net investment income of $2,088,035 and $751,071, respectively)	$96,773,148	$85,733,513

12
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			September 25, 2006
			(Commencement
	Year Ended March 31,		of Operations) to
Class A Shares	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$10.71	$10.90	$10.00

Net Investment Income (a)	0.19	0.18	0.09
Net Realized and Unrealized Gain/Loss	(4.14)	(0.20)	0.95

Total from Investment Operations	(3.95)	(0.02)	1.04

Less:
Distributions from Net Investment Income	0.07	0.13	0.14
Distributions from Net Realized Gain	0.21	0.04	-0-

Total Distributions	0.28	0.17	0.14

Net Asset Value, End of the Period	$6.48	$10.71	$10.90

Total Return* (b)	–36.88%	–0.32%	10.48% **
Net Assets at End of the Period (In millions)	$71.2	$61.8	$19.8
Ratio of Expenses to Average Net Assets* (c) (d)	0.40%	0.40%	0.42%
Ratio of Net Investment Income to Average Net Assets*	2.27%	1.56%	1.61%
Portfolio Turnover	44%	11%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.90%	1.01%	3.71%
Ratio of Net Investment Income/Loss to Average Net Assets	1.77%	0.95%	(1.68% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% maybe imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .83%, .89% and .96% at March 31, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended March 31, 2007.

13
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			September 25, 2006
			(Commencement
	Year Ended March 31,		of Operations) to
Class B Shares	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$10.63	$10.86	$10.00

Net Investment Income (a)	0.13	0.12	0.04
Net Realized and Unrealized Gain/Loss	(4.09)	(0.24)	0.95

Total from Investment Operations	(3.96)	(0.12)	0.99

Less:
Distributions from Net Investment Income	0.03	0.07	0.13
Distributions from Net Realized Gain	0.21	0.04	-0-

Total Distributions	0.24	0.11	0.13

Net Asset Value, End of the Period	$6.43	$10.63	$10.86

Total Return* (b)	–37.32%	–1.12%	9.95% **
Net Assets at End of the Period (In millions)	$15.9	$13.2	$4.0
Ratio of Expenses to Average Net Assets* (c) (d)	1.15%	1.15%	1.17%
Ratio of Net Investment Income to Average Net Assets*	1.54%	1.10%	0.82%
Portfolio Turnover	44%	11%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	1.65%	1.78%	4.46%
Ratio of Net Investment Income/Loss to Average Net Assets	1.04%	0.47%	(2.47% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .83%, .89% and .96% at March 31, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended March 31, 2007.

14
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			September 25, 2006
			(Commencement
	Year Ended March 31,		of Operations) to
Class C Shares	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$10.63	$10.86	$10.00

Net Investment Income (a)	0.13	0.12	0.05
Net Realized and Unrealized Gain/Loss	(4.09)	(0.23)	0.94

Total from Investment Operations	(3.96)	(0.11)	0.99

Less:
Distributions from Net Investment Income	0.02	0.08	0.13
Distributions from Net Realized Gain	0.21	0.04	-0-

Total Distributions	0.23	0.12	0.13

Net Asset Value, End of the Period	$6.44	$10.63	$10.86

Total Return* (b)	–37.31%	–1.08%	9.96% **
Net Assets at End of the Period (In millions)	$9.5	$10.6	$3.1
Ratio of Expenses to Average Net Assets (c) (d)	1.15%	1.15%	1.17%
Ratio of Net Investment Income to Average Net Assets*	1.54%	1.06%	0.86%
Portfolio Turnover	44%	11%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	1.65%	1.77%	4.46%
Ratio of Net Investment Income/Loss to Average Net Assets	1.04%	0.44%	(2.43% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .83%, .89% and .96% at March 31, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended March 31, 2007.

15
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			September 25, 2006
			(Commencement
	Year Ended March 31,		of Operations) to
Class I Shares	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$10.74	$10.92	$10.00

Net Investment Income (a)	0.22	0.19	0.10
Net Realized and Unrealized Gain/Loss	(4.16)	(0.19)	0.97

Total from Investment Operations	(3.94)	-0-	1.07

Less:
Distributions from Net Investment Income	0.09	0.14	0.15
Distributions from Net Realized Gain	0.21	0.04	-0-

Total Distributions	0.30	0.18	0.15

Net Asset Value, End of the Period	$6.50	$10.74	$10.92

Total Return* (b)	–36.71%	–0.09%	10.71% **
Net Assets at End of the Period (In millions)	$0.2	$0.2	$0.5
Ratio of Expenses to Average Net Assets* (c) (d)	0.15%	0.15%	0.17%
Ratio of Net Investment Income to Average Net Assets*	2.54%	1.68%	1.78%
Portfolio Turnover	44%	11%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.63%	1.01%	3.46%
Ratio of Net Investment Income/Loss to Average Net Assets	2.06%	0.82%	(1.51% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .83%, .89% and .96% at March 31, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended March 31, 2007.

16
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Notes to Financial Statements  ■  March 31, 2009

1. Significant Accounting Policies
Van Kampen Asset Allocation Growth Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek a high level of long-term total return, consistent with a high level of risk. The Fund invests primarily in other affiliated funds (the “Underlying Funds”). Each Underlying Fund has its own investment objective and principal investment strategy. The different Underlying Funds invest in varying percentages of equity securities and/or fixed income securities. The Fund commenced investment operations on September 25, 2006. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation The assets of the Fund consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective April 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

17

Van Kampen Asset Allocation Growth Fund
Notes to Financial Statements  ■  March 31, 2009  continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$95,875,013
Level 2—Other Significant Observable Inputs	641,000
Level 3—Significant Unobservable Inputs	-0-

Total	$96,516,013

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund indirectly bears a proportionate share of the expenses of the Underlying Funds in addition to any expenses of the Fund. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the three year period ended March 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward eight years following the year of the loss and offset such

18

Van Kampen Asset Allocation Growth Fund
Notes to Financial Statements  ■  March 31, 2009  continued

losses against future realized capital gains. At March 31, 2009, the Fund had an accumulated capital loss carryforward for tax purpose of $2,574,870, which will expire on March 31, 2017.
At March 31, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$149,969,270

Gross tax unrealized appreciation	$-0-
Gross tax unrealized depreciation	(53,453,257)

Net tax unrealized depreciation on investments	$(53,453,257)

E. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended March 31, 2009 and 2008 were as follows:

	2009	2008

Distributions paid from:
Ordinary income	$814,112	$644,031
Long-term capital gain	2,885,981	233,468

	$3,700,093	$877,499

Permanent differences, primarily due to non-deductible offering costs resulted in the following reclassifications among the Fund’s components of net assets at March 31, 2009:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$40,647	$243	$(40,890)

As of March 31, 2009, the component of distributable earnings on a taxable basis was as follows:

Undistributed ordinary income	$2,114,726

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions, and post October losses of $4,046,463, which are not recognized for tax purposes until the first day of the following fiscal year.

F. Credits Earned on Cash Balances During the year ended March 31, 2009, the Fund’s custody fee was reduced by $581 as a result of credits earned on cash balances.

19

Van Kampen Asset Allocation Growth Fund
Notes to Financial Statements  ■  March 31, 2009  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .15% of the average daily net assets of the Fund. The Fund also indirectly bears the investment advisory fees (and other expenses) of the Underlying Funds.
The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.40%, 1.15%, 1.15% and 0.15% for Classes A, B, C and I Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the year ended March 31, 2009, the Adviser waived or reimbursed approximately $505,500 of its advisory fees or other expenses.
For the year ended March 31, 2009, the Fund recognized expenses of approximately $5,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended March 31, 2009, the Fund recognized expenses of approximately $54,300 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2009, the Fund recognized expenses of approximately $94,700 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $8,600 are included in “Other” assets on the Statement of Assets and Liabilities at March 31, 2009. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended March 31, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $245,800 and contingent

20

Van Kampen Asset Allocation Growth Fund
Notes to Financial Statements  ■  March 31, 2009  continued

deferred sales charges (CDSC) on redeemed shares of approximately $56,600. Sales charges do not represent expenses of the Fund.
At March 31, 2009, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 8,500 shares of Class I.

3. Capital Transactions
For the years ended March 31, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	March 31, 2009		March 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	7,763,146	$68,515,514	4,380,459	$50,059,894
Class B	1,751,754	15,670,661	1,007,865	11,345,945
Class C	860,333	7,657,666	851,289	9,669,210
Class I	25,118	275,608	7,691	83,062

Total Sales	10,400,351	$92,119,449	6,247,304	$71,158,111

Dividend Reinvestment:
Class A	421,230	$2,788,554	59,583	$678,650
Class B	80,685	530,904	8,424	95,445
Class C	47,769	314,797	7,160	81,121
Class I	1,101	7,299	-0-	-0-

Total Dividend Reinvestment	550,785	$3,641,554	75,167	$855,216

Repurchases:
Class A	(2,979,695)	$(22,337,582)	(489,195)	$(5,590,422)
Class B	(605,064)	(4,710,796)	(140,008)	(1,622,251)
Class C	(423,083)	(3,225,331)	(145,710)	(1,652,898)
Class I	(9,886)	(65,163)	(41,500)	(510,926)

Total Repurchases	(4,017,728)	$(30,338,872)	(816,413)	$(9,376,497)

4. Redemption Fee
Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within seven days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended March 31, 2009, the Fund received redemption fees of approximately $4,600, which are reported as part of “Cost of Shares Repurchased” on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. The redemption fee is no longer applied.

5. Investments In Underlying Funds
During the period, the cost of purchases and proceeds from sales of investments in Underlying Funds were $109,943,341 and $44,004,614, respectively. Of these amounts, $99,623,498 and $38,423,202 were the cost of purchases and proceeds from sales of investments in Underlying Affiliated Funds, respectively.

21

Van Kampen Asset Allocation Growth Fund
Notes to Financial Statements  ■  March 31, 2009  continued

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $454,400 and $22,100 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Accounting Pronouncements
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.
On April 9, 2009, the Financial Accounting Standards Board issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the assets or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current FAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP 157-4 and the impact it will have on the financial statement disclosures.

22

Van Kampen Asset Allocation Growth Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Asset Allocation Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Asset Allocation Growth Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust) as of March 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years then ended and for the period from September 25, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Asset Allocation Growth Fund of the Van Kampen Equity Trust at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years then ended and for the period from September 25, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
May 15, 2009

23

Van Kampen Asset Allocation Growth Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2009. For corporate shareholders, 19% of the distributions qualify for the dividends received deduction. The Fund designated and paid $2,885,981 as a long-term capital gain distribution. Certain ordinary dividends paid by the Fund may be treated as qualified dividend income and will therefore be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $1,029,986 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

24

Van Kampen Asset Allocation Growth Fund
Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2006	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

25

Van Kampen Asset Allocation Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2006	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2006	President of CAC, LLC, a private company offering capital investment and management advisory services.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

26

Van Kampen Asset Allocation Growth Fund
Trustees and Officers continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2006	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2006	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2006	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

27

Van Kampen Asset Allocation Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2006	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2006	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

28

Van Kampen Asset Allocation Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2006	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

29

Van Kampen Asset Allocation Growth Fund
Trustees and Officers continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2006	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

30

Van Kampen Asset Allocation Growth Fund
Trustees and Officers  continued

Officers
Term of
	Position(s)	Office and
Name, Age and	Held with	Length of	Principal Occupation(s)
Address of Officer	Fund	Time Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2006	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2006	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

31

Van Kampen Asset Allocation Growth Fund
Trustees and Officers continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

32

Van Kampen Asset Allocation Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen Asset Allocation Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Asset Allocation Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen Asset Allocation Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Asset Allocation Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

109, 209, 309, 609
AAFGRWANN 5/09
IU09-02085P-Y03/09

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Core Equity Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of March 31, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I and R share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 3/31/09

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the S&P 500® Index from 8/31/07 (the first month-end after inception) through 3/31/09. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares	R Shares
	since 8/27/07		since 8/27/07		since 8/27/07		since 8/27/07	since 8/27/07
		w/max		w/max		w/max
	w/o	5.75%	w/o	5.00%	w/o	1.00%	w/o	w/o
Average Annual	sales	sales	sales	sales	sales	sales	sales	sales
Total Returns	charges	charge	charges	charge	charges	charge	charges	charges

Since Inception	–34.71%	–37.09%	–35.09%	–36.71%	–35.11%	–35.11%	–34.55%	–34.90%

1-year	–43.89	–47.10	–44.35	–47.12	–44.27	–44.83	–43.75	–44.08

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) feebased investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined rule 12b-1 fees and service fees. Class R Shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R Shares is up to 0.50 percent. Figures shown above assume reinvestment of all dividends and capital gains. Periods less than one year are not annualized. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/ reimbursements, the fund’s returns would have been lower.

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market.

1

The Index includes 500 leading companies in leading industries of the U.S. economy. The Index does not include any expenses, fees or sales charges, which would lower performance. The Index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

2

Fund Report
For the 12-month period ended March 31, 2009

Market Conditions

During the 12-month period ended March 31, 2009 the stock market, as represented by the S&P 500® Index, declined slightly more than 38 percent. The first quarter of 2009 represented the sixth consecutive quarterly decline in the market. This poor performance has taken place against a backdrop that included a sharp downturn in economic activity, a major destabilization of the financial sector of the economy, and a proliferation of far-reaching economic policies with hard to determine consequences.

Indicators of future economic conditions point to a continued decline in real output, further increases in unemployment, and more challenges to the soundness of the financial sector. In an effort to restart economic growth and restore confidence in the financial sector, a number of policy initiatives have been undertaken. On the one hand, the Federal Reserve (the “Fed”) has increased the money supply at an unprecedented rate in an effort to increase overall liquidity and prop up weakened financial institutions. On the other hand, the new presidential administration has put in place policies that will see the accumulated federal deficit increase by trillions of dollars far into the future, according to the Congressional Budget Office. Additionally, the Administration has stated that it plans to increase tax rates on, among other things, ordinary income, capital gains, and dividends and also seeks to manage directly large sectors of the economy while it imposes increased regulations on most of the rest of the economy. Thus far, market participants have not responded favorably to this policy mix.

At some point, it is likely that investors will adjust to the new policies or the policies will be changed. Should either happen, we believe economic and market conditions will not continue to deteriorate as they have in the recent past, and economic growth will likely resume.

3

Performance Analysis

All share classes of Van Kampen Core Equity Fund underperformed the S&P 500® Index (the “Index”) for the 12 months ended March 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended March 31, 2009

Class A	Class B	Class C	Class I	Class R	S&P 500® Index

–43.89%	–44.35%	–44.27%	–43.75%	–44.08%	–38.09%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

For the reporting year, the Fund’s return lagged that of the Index. The portfolio’s exposure to stocks that were highly rated by our valuation process hurt overall performance substantially. The market environment did not favor stocks that we classified as fairly valued in the last year. We do not expect the disregard for valuation to persist.

The Fund’s holdings in the consumer non-durables, retail, and health care sectors enhanced overall returns. However, holdings in the financial services, raw materials, and multi-industry sectors were a drag on performance.

As part of our attempt to control diversifiable risk, it is our policy to not overweight or underweight any economic sector to a significant degree in an effort to aid performance. Thus, while economic conditions may change from time to time, and while those changes might favor stocks in one economic sector over another, we do not change our portfolio weightings in an overt effort to capture anticipated sector-by-sector return differentials. We prefer to strive to produce favorable returns by selecting from within each economic sector those stocks we expect to produce returns superior to that of the sector as a whole.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

4

Top 10 Holdings as of 3/31/09 (Unaudited)

Chevron Corp.	3.5%
AT&T, Inc.	3.2
Pfizer, Inc.	3.1
Microsoft Corp.	3.0
Philip Morris International, Inc.	2.7
General Electric Co.	2.5
ConocoPhillips	2.4
Schering-Plough Corp.	2.3
Merck & Co., Inc.	2.2
McDonald’s Corp.	2.2

Summary of Investments by Industry Classification as of 3/31/09 (Unaudited)

Integrated Oil & Gas	9.9%
Pharmaceuticals	9.2
Computer Hardware	5.6
Aerospace & Defense	4.9
Systems Software	4.8
Tobacco	4.8
Property & Casualty Insurance	3.6
Managed Health Care	3.6
Integrated Telecommunication Services	3.2
Industrial Conglomerates	3.1
Life & Health Insurance	2.5
Construction & Engineering	2.4
Restaurants	2.2
Footwear	2.1
Biotechnology	2.0
Agricultural Products	2.0
Multi-Utilities	2.0
Drug Retail	2.0
Internet Software & Services	1.8
Apparel, Accessories & Luxury Goods	1.8
Apparel Retail	1.8
Railroads	1.8
Electric Utilities	1.7
Fertilizers & Agricultural Chemicals	1.6
Construction & Farm Machinery & Heavy Trucks	1.6
Asset Management & Custody Banks	1.6
Computer & Electronics Retail	1.5
Oil & Gas Refining & Marketing	1.5
Movies & Entertainment	1.5
Oil & Gas Drilling	1.4
Other Diversified Financial Services	1.3
Paper Products	1.2
Investment Banking & Brokerage	1.1
Data Processing & Outsourced Services	1.0
(continued on next page)

5

Summary of Investments by Industry Classification as of 3/31/09 (Unaudited)
(continued from previous page)

Steel	1.0%
Hotels, Resorts & Cruise Lines	0.9
Semiconductor Equipment	0.8
Industrial Machinery	0.7

Total Long-Term Investments	97.5
Total Repurchase Agreements	2.5

Total Investments	100.0
Assets in Excess of Other Liabilities	0.0 *

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

6

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

7

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

8

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/08 - 3/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/08	3/31/09	10/1/08-3/31/09

Class A
Actual	$1,000.00	$667.47	$4.99
Hypothetical	1,000.00	1,018.95	6.04
(5% annual return before expenses)
Class B
Actual	1,000.00	663.67	8.67
Hypothetical	1,000.00	1,014.51	10.50
(5% annual return before expenses)
Class C
Actual	1,000.00	666.67	7.73
Hypothetical	1,000.00	1,015.66	9.35
(5% annual return before expenses)
Class I
Actual	1,000.00	669.03	3.95
Hypothetical	1,000.00	1,020.19	4.78
(5% annual return before expenses)
Class R
Actual	1,000.00	666.97	6.03
Hypothetical	1,000.00	1,017.70	7.29
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20%, 2.09%, 1.86%, 0.95% and 1.45% for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The expense ratio for Class C Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

9

Van Kampen Core Equity Fund
Portfolio of Investments  ■  March 31, 2009

	Number of
Description	Shares	Value

Common Stocks 97.5%
Aerospace & Defense 4.9%
Boeing Co.	8,740	$310,969
L-3 Communications Holdings, Inc.	2,980	202,044
Northrop Grumman Corp.	5,930	258,785
Raytheon Co.	6,100	237,534
United Technologies Corp.	8,110	348,568

		1,357,900

Agricultural Products 2.0%
Bunge Ltd. (Bermuda)	9,830	556,870

Apparel, Accessories & Luxury Goods 1.8%
VF Corp.	8,820	503,710

Apparel Retail 1.8%
Gap, Inc.	37,990	493,490

Asset Management & Custody Banks 1.6%
State Street Corp.	13,970	429,997

Biotechnology 2.0%
Amgen, Inc. (a)	11,300	559,576

Computer & Electronics Retail 1.5%
GameStop Corp., Class A (a)	14,660	410,773

Computer Hardware 5.6%
Apple, Inc. (a)	4,630	486,706
Hewlett-Packard Co.	15,620	500,777
IBM Corp.	5,840	565,837

		1,553,320

Construction & Engineering 2.4%
Fluor Corp.	10,090	348,609
Jacobs Engineering Group, Inc. (a)	8,430	325,904

		674,513

Construction & Farm Machinery & Heavy Trucks 1.6%
Caterpillar, Inc.	15,840	442,886

Data Processing & Outsourced Services 1.0%
Computer Sciences Corp. (a)	7,660	282,194

Drug Retail 2.0%
CVS Caremark Corp.	19,790	544,027

Electric Utilities 1.7%
FirstEnergy Corp.	12,150	468,990

10
See Notes to Financial Statements

Van Kampen Core Equity Fund
Portfolio of Investments  ■  March 31, 2009  continued

	Number of
Description	Shares	Value

Fertilizers & Agricultural Chemicals 1.6%
Monsanto Co.	5,410	$449,571

Footwear 2.1%
NIKE, Inc., Class B	12,060	565,493

Hotels, Resorts & Cruise Lines 0.9%
Royal Caribbean Cruises Ltd. (Liberia)	31,920	255,679

Industrial Conglomerates 3.1%
General Electric Co.	67,940	686,873
Textron, Inc.	31,070	178,342

		865,215

Industrial Machinery 0.7%
Eaton Corp.	5,560	204,942

Integrated Oil & Gas 9.9%
Chevron Corp.	14,230	956,825
ConocoPhillips	17,040	667,287
Marathon Oil Corp.	19,860	522,119
Occidental Petroleum Corp.	10,420	579,873

		2,726,104

Integrated Telecommunication Services 3.2%
AT&T, Inc.	35,130	885,276

Internet Software & Services 1.8%
Google, Inc., Class A (a)	1,449	504,339

Investment Banking & Brokerage 1.1%
Goldman Sachs Group, Inc.	2,860	303,217

Life & Health Insurance 2.5%
Aflac, Inc.	12,960	250,905
MetLife, Inc.	18,940	431,264

		682,169

Managed Health Care 3.6%
UnitedHealth Group, Inc.	23,100	483,483
WellPoint, Inc. (a)	13,250	503,103

		986,586

Movies & Entertainment 1.5%
Walt Disney Co.	22,120	401,699

Multi-Utilities 2.0%
Public Service Enterprise Group, Inc.	18,610	548,437

Oil & Gas Drilling 1.4%
Transocean Ltd. (Switzerland) (a)	6,670	392,463

11
See Notes to Financial Statements

Van Kampen Core Equity Fund
Portfolio of Investments  ■  March 31, 2009  continued

	Number of
Description	Shares	Value

Oil & Gas Refining & Marketing 1.5%
Valero Energy Corp.	22,760	$407,404

Other Diversified Financial Services 1.3%
Bank of America Corp.	53,070	361,937

Paper Products 1.2%
International Paper Co.	47,990	337,850

Pharmaceuticals 9.2%
Merck & Co., Inc.	22,800	609,900
Pfizer, Inc.	62,180	846,892
Schering-Plough Corp.	27,000	635,850
Watson Pharmaceuticals, Inc. (a)	14,230	442,695

		2,535,337

Property & Casualty Insurance 3.6%
ACE Ltd. (Switzerland)	7,000	282,800
Allstate Corp.	18,160	347,764
Travelers Cos., Inc.	9,060	368,199

		998,763

Railroads 1.8%
CSX Corp.	18,720	483,912

Restaurants 2.2%
McDonald’s Corp.	11,140	607,910

Semiconductor Equipment 0.8%
MEMC Electronic Materials, Inc. (a)	12,780	210,742

Steel 1.0%
United States Steel Corp.	13,100	276,803

Systems Software 4.8%
Microsoft Corp.	44,840	823,711
Oracle Corp. (a)	27,710	500,720

		1,324,431

Tobacco 4.8%
Altria Group, Inc.	35,130	562,783
Philip Morris International, Inc.	21,180	753,584

		1,316,367

Total Long-Term Investments 97.5% (Cost $33,239,558)		26,910,892

12
See Notes to Financial Statements

Van Kampen Core Equity Fund
Portfolio of Investments  ■  March 31, 2009  continued

Description	Value

Repurchase Agreements 2.5%
Banc of America Securities ($35,700 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.10%, dated 03/31/09, to be sold on 04/01/09 at $35,700)	$35,700
Citigroup Global Markets, Inc. ($357,001 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.13%, dated 03/31/09, to be sold on 04/01/09 at $357,002)	357,001
Citigroup Global Markets, Inc. ($171,361 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.14%, dated 03/31/09, to be sold on 04/01/09 at $171,361)	171,361
JPMorgan Chase & Co. ($107,100 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.14%, dated 03/31/09, to be sold on 04/01/09 at $107,101)	107,100
State Street Bank & Trust Co. ($1,838 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/09, to be sold on 04/01/09 at $1,838)	1,838

Total Repurchase Agreements 2.5% (Cost $673,000)	673,000

Total Investments 100.0% (Cost $33,912,558)	27,583,892

Other Assets in Excess of Liabilities 0.0%	13,794

Net Assets 100.0%	$27,597,686

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

13
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Statements

Statement of Assets and Liabilities
March 31, 2009

Assets:
Total Investments (Cost $33,912,558)	$27,583,892
Cash	549
Receivables:
Fund Shares Sold	87,035
Dividends	68,101
Expense Reimbursement from Adviser	13,818
Investments Sold	4,939
Other	6,280

Total Assets	27,764,614

Liabilities:
Payables:
Fund Shares Repurchased	39,756
Distributor and Affiliates	30,426
Trustees’ Deferred Compensation and Retirement Plans	18,503
Accrued Expenses	78,243

Total Liabilities	166,928

Net Assets	$27,597,686

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$40,353,140
Accumulated Undistributed Net Investment Income	138,595
Net Unrealized Depreciation	(6,328,666)
Accumulated Net Realized Loss	(6,565,383)

Net Assets	$27,597,686

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $4,405,561 and 885,913 shares of beneficial interest issued and outstanding)	$4.97
Maximum sales charge (5.75%* of offering price)	0.30

Maximum offering price to public	$5.27

Class B Shares:
Net asset value and offering price per share (Based on net assets of $503,830 and 101,711 shares of beneficial interest issued and outstanding)	$4.95

Class C Shares:
Net asset value and offering price per share (Based on net assets of $492,090 and 99,254 shares of beneficial interest issued and outstanding)	$4.96

Class I Shares:
Net asset value and offering price per share (Based on net assets of $22,146,383 and 4,446,446 shares of beneficial interest issued and outstanding)	$4.98

Class R Shares:
Net asset value and offering price per share (Based on net assets of $49,822 and 10,000 shares of beneficial interest issued and outstanding)	$4.98

*	On sales of $50,000 or more, the sales charge will be reduced.

14
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Statements  continued

Statement of Operations
For the Year Ended March 31, 2009

Investment Income:
Dividends	$602,039
Interest	3,068

Total Income	605,107

Expenses:
Investment Advisory Fee	135,394
Offering Costs	85,937
Registration Fees	76,048
Professional Fees	58,797
Accounting and Administrative Expenses	56,498
Transfer Agent Fees	43,982
Reports to Shareholders	32,925
Trustees’ Fees and Related Expenses	23,039
Distribution (12b-1) and Service Fees
Class A	9,184
Class B	4,320
Class C	4,172
Class R	355
Custody	8,971
Other	17,443

Total Expenses	557,065
Expense Reduction	341,051

Net Expenses	216,014

Net Investment Income	$389,093

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(6,335,505)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(1,249,911)
End of the Period	(6,328,666)

Net Unrealized Depreciation During the Period	(5,078,755)

Net Realized and Unrealized Loss	$(11,414,260)

Net Decrease in Net Assets From Operations	$(11,025,167)

15
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Statements  continued

Statements of Changes in Net Assets

		For The Period
		August 27, 2007
	For The	(Commencement
	Year Ended	of Operations) to
	March 31, 2009	March 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$389,093	$89,754
Net Realized Loss	(6,335,505)	(218,486)
Net Unrealized Depreciation During the Period	(5,078,755)	(1,249,911)

Change in Net Assets from Operations	(11,025,167)	(1,378,643)

Distributions from Net Investment Income:
Class A Shares	(26,778)	(23,184)
Class B Shares	(1,659)	(1,063)
Class C Shares	-0-	(1,450)
Class I Shares	(246,199)	(106,309)
Class R Shares	(25)	(956)

	(274,661)	(132,962)

Distributions from Net Realized Gain:
Class A Shares	-0-	(6,810)
Class B Shares	-0-	(398)
Class C Shares	-0-	(519)
Class I Shares	-0-	(30,662)
Class R Shares	-0-	(319)

	-0-	(38,708)

Total Distributions	(274,661)	(171,670)

Net Change in Net Assets from Investment Activities	(11,299,828)	(1,550,313)

From Capital Transactions:
Proceeds from Shares Sold	40,384,822	14,449,981
Net Asset Value of Shares Issued Through Dividend Reinvestment	231,688	29,746
Cost of Shares Repurchased	(14,399,072)	(249,338)

Net Change in Net Assets from Capital Transactions	26,217,438	14,230,389

Total Increase in Net Assets	14,917,610	12,680,076
Net Assets:
Beginning of the Period	12,680,076	-0-

End of the Period (Including accumulated undistributed net investment income of $138,595 and $18,021, respectively)	$27,597,686	$12,680,076

16
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	For The	August 27, 2007
	Year Ended	(Commencement
	March 31,	of Operations) to
Class A Shares	2009	March 31, 2008

Net Asset Value, Beginning of the Period	$8.91	$10.00

Net Investment Income (a)	0.09	0.06
Net Realized and Unrealized Loss	(4.00)	(1.01)

Total from Investment Operations	(3.91)	(0.95)

Less:
Distributions from Net Investment Income	0.03	0.11
Distributions from Net Realized Gain	-0-	0.03

Total Distributions	0.03	0.14

Net Asset Value, End of the Period	$4.97	$8.91

Total Return* (b)	–43.89%	–9.69% **
Net Assets at End of the Period (In millions)	$4.4	$3.4
Ratio of Expenses to Average Net Assets*	1.20%	1.20%
Ratio of Net Investment Income to Average Net Assets*	1.47%	1.11%
Portfolio Turnover	66%	14% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	3.34%	4.14%
Ratio of Net Investment Loss to Average Net Assets	(0.67% )	(1.83% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total return would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

17
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	For The	August 27, 2007
	Year Ended	(Commencement
	March 31,	of Operations) to
Class B Shares	2009	March 31, 2008

Net Asset Value, Beginning of the Period	$8.92	$10.00

Net Investment Income (a)	0.05	0.05
Net Realized and Unrealized Loss	(4.00)	(1.01)

Total from Investment Operations	(3.95)	(0.96)

Less:
Distributions from Net Investment Income	0.02	0.09
Distributions from Net Realized Gain	-0-	0.03

Total Distributions	0.02	0.12

Net Asset Value, End of the Period	$4.95	$8.92

Total Return* (b)	–44.35%	–9.79%	(c)**
Net Assets at End of the Period (In millions)	$0.5	$0.2
Ratio of Expenses to Average Net Assets*	1.97%	1.38%	(c)
Ratio of Net Investment Income to Average Net Assets*	0.75%	0.95%	(c)
Portfolio Turnover	66%	14%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	4.13%	4.53%	(c)
Ratio of Net Investment Loss to Average Net Assets	(1.41% )	(2.20%	)(c)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total return would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

18
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	For The		August 27, 2007
	Year Ended		(Commencement
	March 31,		of Operations) to
Class C Shares	2009		March 31, 2008

Net Asset Value, Beginning of the Period	$8.90		$10.00

Net Investment Income (a)	0.05		0.04
Net Realized and Unrealized Loss	(3.99)		(1.02)

Total from Investment Operations	(3.94)		(0.98)

Less:
Distributions from Net Investment Income	-0-		0.09
Distributions from Net Realized Gain	-0-		0.03

Total Distributions	-0-		0.12

Net Asset Value, End of the Period	$4.96		$8.90

Total Return* (b)	–44.27%	(c)	–9.96%	(c)**
Net Assets at End of the Period (In millions)	$0.5		$0.4
Ratio of Expenses to Average Net Assets*	1.90%	(c)	1.74%	(c)
Ratio of Net Investment Income to Average Net Assets*	0.74%	(c)	0.66%	(c)
Portfolio Turnover	66%		14%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	4.00%	(c)	4.79%	(c)
Ratio of Net Investment Loss to Average Net Assets	(1.36%	)(c)	(2.39%	)(c)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

19
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	For The	August 27, 2007
	Year Ended	(Commencement
	March 31,	of Operations) to
Class I Shares	2009	March 31, 2008

Net Asset Value, Beginning of the Period	$8.92	$10.00

Net Investment Income (a)	0.12	0.08
Net Realized and Unrealized Loss	(4.02)	(1.02)

Total from Investment Operations	(3.90)	(0.94)

Less:
Distributions from Net Investment Income	0.04	0.11
Distributions from Net Realized Gain	-0-	0.03

Total Distributions	0.04	0.14

Net Asset Value, End of the Period	$4.98	$8.92

Total Return* (b)	–43.75%	–9.57% **
Net Assets at End of the Period (In millions)	$22.1	$8.7
Ratio of Expenses to Average Net Assets*	0.95%	0.95%
Ratio of Net Investment Income to Average Net Assets*	2.02%	1.35%
Portfolio Turnover	66%	14% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.44%	4.11%
Ratio of Net Investment Income/Loss to Average Net Assets	0.53%	(1.81% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	For The	August 27, 2007
	Year Ended	(Commencement
	March 31,	of Operations) to
Class R Shares	2009	March 31, 2008

Net Asset Value, Beginning of the Period	$8.91	$10.00

Net Investment Income (a)	0.07	0.05
Net Realized and Unrealized Loss	(4.00)	(1.01)

Total from Investment Operations	(3.93)	(0.96)

Less:
Distributions from Net Investment Income	-0-(c )	0.10
Distributions from Net Realized Gain	-0-	0.03

Total Distributions	-0-	0.13

Net Asset Value, End of the Period	$4.98	$8.91

Total Return* (b)	–44.08%	–9.80% **
Net Assets at End of the Period (In millions)	$0.1	$0.1
Ratio of Expenses to Average Net Assets*	1.45%	1.45%
Ratio of Net Investment Income to Average Net Assets*	1.03%	0.85%
Portfolio Turnover	66%	14% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	4.09%	4.61%
Ratio of Net Investment Loss to Average Net Assets	(1.61% )	(2.31% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to .50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01.

21
See Notes to Financial Statements

Van Kampen Core Equity Fund
Notes to Financial Statements  ■  March 31, 2009

1. Significant Accounting Policies
Van Kampen Core Equity Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek capital growth and income. The Fund invests primarily in equity securities of large capitalization companies that the investment adviser believes are undervalued and have strong earnings momentum and relative strength. The Fund commenced investment operations on August 27, 2007. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted and listed securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective April 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

22

Van Kampen Core Equity Fund
Notes to Financial Statements  ■  March 31, 2009  continued

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$26,910,892
Level 2—Other Significant Observable Inputs	673,000
Level 3—Significant Unobservable Inputs	-0-

Total	$27,583,892

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the

23

Van Kampen Core Equity Fund
Notes to Financial Statements  ■  March 31, 2009  continued

U.S. Internal Revenue Service. The tax years ended March 31, 2009 and 2008 remain subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward eight years following the year of the loss and offset such losses against future realized capital gains. At March 31, 2009, the Fund had an accumulated capital loss carryforward for tax purpose of $960,276, which will expire on March 31, 2017.
At March 31, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$34,075,016

Gross tax unrealized appreciation	$1,129,370
Gross tax unrealized depreciation	(7,620,494)

Net tax unrealized depreciation on investments	$(6,491,124)

E. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended March 31, 2009 and 2008 were as follows:

	2009	2008

Distributions paid from:
Ordinary income	$274,661	$171,670

Permanent differences, primarily due to organizational costs, resulted in the following reclassifications among the Fund’s components of net assets at March 31, 2009:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$6,142	$27,165	$(33,307)

As of March 31, 2009, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income	$159,674

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October losses of $5,442,649 which are not recognized for tax purposes until the first day of the following fiscal year.

F. Offering Costs Offering costs are amortized, on a straight-line basis, over a twelve month period.

24

Van Kampen Core Equity Fund
Notes to Financial Statements  ■  March 31, 2009  continued

G. Credits Earned on Cash Balances During the year ended March 31, 2009, the Fund’s custody fee was not reduced as a result of credits earned on cash balances.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $1 billion	.65%
Next $1.5 billion	.60%
Over $2.5 billion	.55%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.20%, 1.97%, 1.90%, .95% and 1.45% for Classes A, B, C, I and R Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the year ended March 31, 2009, the Adviser waived or reimbursed approximately $341,100 of advisory fees or other expenses.
For the year ended March 31, 2009, the Fund recognized expenses of approximately $2,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended March 31, 2009, the Fund recognized expenses of approximately $52,900 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2009, the Fund recognized expenses of approximately $40,100 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $6,100 are included in “Other” assets on the Statement of Assets and Liabilities at March 31, 2009. Appreciation/

25

Van Kampen Core Equity Fund
Notes to Financial Statements  ■  March 31, 2009  continued

depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended March 31, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $5,300 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $3,700. Sales charges do not represent expenses of the Fund.
At March 31, 2009, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 10,000 shares of Class R.

3. Capital Transactions
For the year ended March 31, 2009 and period ended March 31, 2008, transactions were as follows:

	For The		For The
	Year Ended		Period Ended
	March 31, 2009		March 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	1,152,806	$6,951,982	393,010	$3,959,000
Class B	141,873	928,123	20,059	196,472
Class C	183,737	1,178,458	46,040	447,554
Class I	5,402,879	31,326,259	975,424	9,746,955
Class R	-0-	-0-	10,000	100,000

Total Sales	6,881,295	$40,384,822	1,444,533	$14,449,981

Dividend Reinvestment:
Class A	4,512	$24,774	2,751	$28,525
Class B	264	1,447	28	292
Class C	-0-	-0-	73	758
Class I	37,426	205,467	17	171
Class R	-0-	-0-	-0-	-0-

Total Dividend Reinvestment	42,202	$231,688	2,869	$29,746

Repurchases:
Class A	(647,557)	$(3,987,742)	(19,609)	$(192,174)
Class B	(58,501)	(322,823)	(2,012)	(18,537)
Class C	(127,752)	(815,127)	(2,844)	(27,754)
Class I	(1,968,081)	(9,273,380)	(1,219)	(10,873)
Class R	-0-	-0-	-0-	-0-

Total Repurchases	(2,801,891)	$(14,399,072)	(25,684)	$(249,338)

26

Van Kampen Core Equity Fund
Notes to Financial Statements  ■  March 31, 2009  continued

4. Redemption Fee
Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within seven days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended March 31, 2009, the Fund received redemption fees of approximately $700 which are reported as part of “Cost of Shares Repurchased” on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. Effective November 3, 2008, the redemption fee is no longer applied.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $39,421,971 and $13,452,549, respectively.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to .50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $3,100 and $500 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Accounting Pronouncements
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.
On April 9, 2009, the Financial Accounting Standards Board issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly

27

Van Kampen Core Equity Fund
Notes to Financial Statements  ■  March 31, 2009  continued

(FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the assets or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current FAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP 157-4 and the impact it will have on the financial statement disclosures.

28

Van Kampen Core Equity Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Core Equity Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Core Equity Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust) as of March 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets, and the financial highlights for the year then ended and for the period from August 27, 2007 (commencement of operations) to March 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Core Equity Fund of the Van Kampen Equity Trust at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the year then ended and for the period from August 27, 2007 (commencement of operations) to March 31, 2008, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
May 15, 2009

29

Van Kampen Core Equity Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2009. For corporate shareholders 100% of the distributions qualify for the dividends received deduction. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $585,014 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calander year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

30

Van Kampen Core Equity Fund
Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2007	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

31

Van Kampen Core Equity Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2007	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2007	President of CAC, LLC, a private company offering capital investment and management advisory services.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

32

Van Kampen Core Equity Fund
Trustees and Officers continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2007	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2007	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2007	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

33

Van Kampen Core Equity Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2007	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2007	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

34

Van Kampen Core Equity Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2007	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

35

Van Kampen Core Equity Fund
Trustees and Officers continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2007	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

36

Van Kampen Core Equity Fund
Trustees and Officers  continued

Officers
Term of
	Position(s)	Office and
Name, Age and	Held with	Length of	Principal Occupation(s)
Address of Officer	Fund	Time Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2007	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2007	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

37

Van Kampen Core Equity Fund
Trustees and Officers continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

38

Van Kampen Core Equity Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen Core Equity Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Core Equity Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen Core Equity Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen Core Equity Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

143, 243, 343, 643, 543
CEFANN 5/09
IU09-02084P-Y03/09

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Global Growth Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of March 31, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I and R share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 3/31/09

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the MSCI All Country World Growth Index from 5/30/08 (first month-end after inception) through 3/31/09. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares	R Shares
	since 5/30/08		since 5/30/08		since 5/30/08		since 5/30/08	since 5/30/08
		w/max		w/max		w/max
	w/o	5.75%	w/o	5.00%	w/o	1.00%	w/o	w/o
	sales	sales	sales	sales	sales	sales	sales	sales
Total Returns	charges	charge	charges	charge	charges	charge	charges	charges

Since Inception	–49.30%	–52.21%	–49.40%	–51.93%	–49.20%	–49.71%	–49.20%	–49.40%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. As a result of recent market activity, current performance may vary from the figures shown, Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) feebased investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Morgan Stanley Capital International All Country (MSCI AC) World Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global growth stocks of developed and emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI AC World Growth Index currently consists of 48 country indices comprising 23 developed and 25 emerging market indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the period since inception through March 31, 2009

Market Conditions

The Fund launched on May 30, 2008, amid a steep downturn in the global markets. Problems in the U.S. financial sector arising from the credit crisis spread quickly around the world, dampening both developed and emerging economies. By the fourth quarter of 2008, a number of major economies were declared in recession, including that of the U.S. Globally, central banks and governments attempted to stimulate their economies through interest rate reductions and policy measures. Yet market volatility remained heightened as investor confidence was severely shaken by the global scale of the credit crisis fallout.

The early months of 2009 saw a shift in global conditions, however. The indiscriminant selling and synchronous fall that had characterized global markets for most of 2008 abated to some extent. A number of markets actually posted gains for the first quarter of 2009, while other markets saw lesser declines than they had seen earlier in 2008. At the end of the period, the outlook for global economic recovery remained uncertain.

In the first few months of 2009, Fund performance rebounded significantly from the second half of 2008, yet we have made few changes to the names held in the portfolio. Last year we felt that market volatility was far greater than fundamental business volatility. The market was fearful and rotational, and there was little differentiation on fundamentals and quality. Undoubtedly, the start of 2009 has been rocky. Yet, in our view, we are starting to see some focus on company fundamentals. While there has been little visibility in the short term, we have felt confident that our long-term perspective is likely to fare well over a three- to five-year horizon. The investment team continues to focus on quality—the nature and sustainability of competitive advantage and balance sheet strength.

2

Performance Analysis

All share classes of Van Kampen Global Growth Fund underperformed the MSCI All Country World Growth Index (the “Index”) for the period since Fund inception (May 30, 2008) through March 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the period since inception through March 31, 2009

					MSCI All Country
Class A	Class B	Class C	Class I	Class R	World Growth Index

–49.30%	–49.40%	–49.20%	–49.20%	–49.40%	–46.43%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

For the period, stock selection and an overweight in the financials sector had the largest negative effect on relative performance, led by holdings in the real estate industry. An underweight and stock selection in the health care sector was also a detractor from relative performance. Within the sector, the health care equipment and services segment was the sole area of weakness for the Fund. Finally, an underweight and stock selection in the consumer staples sector hampered relative returns, due to food, beverage and tobacco stocks.

In contrast, relative gains came from stock selection in the information technology sector. Within the sector, software and services holdings were the leading contributors. Both an underweight and stock selection in the energy sector added to relative returns. Within the sector, relative outperformance was attributable more to what we didn’t own than what we did own in the portfolio. The energy sector overall was extremely volatile in the last six months of the period, but we owned positions in stocks that held up better than most in the sector. An avoidance of the utilities sector was also advantageous to relative performance.

It is our goal to hold a portfolio of high-quality growth stocks we believe may perform well regardless of the market environment. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high-quality stream of cash flow and earnings growth and the ability to redeploy capital at a high rate of return.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 3/31/09 (Unaudited)

China Merchants Holdings International Co. Ltd.	6.7%
Monsanto Co.	6.0
New Oriental Education & Technology Group, Inc.—ADR	5.7
Minth Group Ltd.	5.5
Amazon.com, Inc.	4.3
Diageo PLC—ADR	4.1
Google, Inc., Class A	4.1
Apple, Inc.	4.0
DSV A/S	3.7
Brookfield Asset Management, Inc., Class A	3.6

Summary of Investments by Country Classification as of 3/31/09 (Unaudited)

United States	30.5%
Cayman Islands	23.2
Canada	6.8
China	6.7
United Kingdom	6.3
Japan	5.4
Brazil	4.0
Denmark	3.7
Mexico	2.1
Germany	2.0
Switzerland	1.6
India	1.6
Bermuda	0.4

Total Long-Term Investments	94.3
Total Repurchase Agreements	5.1

Total Investments	99.4
Foreign Currency	0.0 *
Other Assets in Excess of Liabilities	0.6

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the countries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/08 - 3/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/08	3/31/09	10/1/08-3/31/09

Class A
Actual	$1,000.00	$721.19	$6.44
Hypothetical	1,000.00	1,017.45	7.54
(5% annual return before expenses)

Class B
Actual	1,000.00	720.80	5.96
Hypothetical	1,000.00	1,018.00	6.99
(5% annual return before expenses)

Class C
Actual	1,000.00	722.62	4.60
Hypothetical	1,000.00	1,019.60	5.39
(5% annual return before expenses)

Class I
Actual	1,000.00	722.62	5.37
Hypothetical	1,000.00	1,018.70	6.29
(5% annual return before expenses)

Class R
Actual	1,000.00	720.80	7.51
Hypothetical	1,000.00	1,016.21	8.80
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, 1.39%, 1.07%, 1.25% and 1.75% for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period) except for “Actual” information which reflects the period from Commencement of Operations through March 31, 2009. These expense ratios reflect an expense waiver. The expense ratio for Class B and Class C Shares reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

7

Van Kampen Global Growth Fund
Portfolio of Investments  ■  March 31, 2009

	Number of
Description	Shares	Value

Common Stocks 94.3%
Bermuda 0.4%
REXLot Holdings Ltd. (a)	350,000	$11,218

Brazil 4.0%
BM&F BOVESPA SA	16,140	48,912
Brascan Residential Properties SA	83,736	70,389

		119,301

Canada 6.8%
Brookfield Asset Management, Inc., Class A	7,794	107,401
Ultra Petroleum Corp. (a)	2,642	94,822

		202,223

Cayman Islands 23.2%
Baidu, Inc.—ADR (a)	469	82,826
Ctrip.com International Ltd.—ADR	1,989	54,499
Greenlight Capital Re Ltd., Class A (a)	5,524	88,218
Mindray Medical International Ltd., Class A—ADR	4,638	85,849
Minth Group Ltd.	333,800	163,576
New Oriental Education & Technology Group, Inc.—ADR (a)	3,347	168,187
Tencent Holdings Ltd.	5,600	41,609

		684,764

China 6.7%
China Merchants Holdings International Co. Ltd.	84,000	196,988

Denmark 3.7%
DSV A/S	14,982	110,363

Germany 2.0%
BASF SE	1,956	59,378

India 1.6%
ICICI Bank Ltd.—ADR	3,602	47,871

Japan 5.4%
ARUZE Corp.	20,400	100,407
Nintendo Co., Ltd.	200	58,667

		159,074

Mexico 2.1%
America Movil SAB de CV, Class L—ADR	821	22,232
Cemex SAB de CV—ADR (a)	6,563	41,019

		63,251

Switzerland 1.6%
Panalpina Welttransport Holding AG	983	48,303

8
See Notes to Financial Statements

Van Kampen Global Growth Fund
Portfolio of Investments  ■  March 31, 2009  continued

	Number of
Description	Shares	Value

United Kingdom 6.3%
British American Tobacco PLC—ADR	1,368	$62,928
Diageo PLC—ADR	2,735	122,391

		185,319

United States 30.5%
Amazon.com, Inc. (a)	1,749	128,447
American Express Co.	1,727	23,539
Apple, Inc. (a)	1,133	119,101
Cisco Systems, Inc. (a)	2,573	43,149
Corning, Inc.	6,440	85,459
Google, Inc., Class A (a)	351	122,169
MasterCard, Inc., Class A	500	83,740
Monsanto Co.	2,135	177,418
Omnicom Group, Inc.	3,217	75,278
Procter & Gamble Co.	928	43,699

		901,999

Total Long-Term Investments 94.3% (Cost $4,983,740)		2,790,052

Repurchase Agreements 5.1%
Banc of America Securities ($8,010 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.10%, dated 03/31/09, to be sold on 04/01/09 at $8,010)		8,010
Citigroup Global Markets, Inc. ($38,448 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.14%, dated 03/31/09, to be sold on 04/01/09 at $38,448)		38,448
Citigroup Global Markets, Inc. ($80,100 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.13%, dated 03/31/09, to be sold on 04/01/09 at $80,100)		80,100
JPMorgan Chase & Co. ($24,030 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.14%, dated 03/31/09, to be sold on 04/01/09 at $24,030)		24,030

9
See Notes to Financial Statements

Van Kampen Global Growth Fund
Portfolio of Investments  ■  March 31, 2009  continued

Description	Value

Repurchase Agreements (Continued)
State Street Bank & Trust Co. ($412 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/09, to be sold on 04/01/09 at $412)	$412

Total Repurchase Agreements 5.1% (Cost $151,000)	151,000

Total Investments 99.4% (Cost $5,134,740)	2,941,052

Foreign Currency 0.0% (Cost $7)	7

Other Assets in Excess of Liabilities 0.6%	17,518

Net Assets 100.0%	$2,958,577

Percentages are calculated as a percentage of net assets.

Certain securities trading in foreign markets that close before the New York Stock Exchange have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. The total market value of these securities is $790,509.

(a)	Non-income producing security.

ADR—American Depositary Receipt

10
See Notes to Financial Statements

Van Kampen Global Growth Fund
Portfolio of Investments  ■  March 31, 2009  continued

Summary of Long-Term Investments by Industry Classification (Unaudited)

		Percent of
Industry	Value	Net Assets

Internet Software & Services	$246,603	8.3%
Marine Ports & Services	196,988	6.7
Real Estate Management & Development	177,790	6.0
Fertilizers & Agricultural Chemicals	177,418	6.0
Education Services	168,187	5.7
Auto Parts & Equipment	163,576	5.5
Communications Equipment	128,608	4.4
Internet Retail	128,447	4.3
Distillers & Vintners	122,391	4.1
Computer Hardware	119,101	4.0
Trucking	110,363	3.7
Leisure Products	100,407	3.4
Oil & Gas Exploration & Production	94,821	3.2
Reinsurance	88,218	3.0
Health Care Equipment	85,849	2.9
Data Processing & Outsourced Services	83,740	2.8
Advertising	75,278	2.6
Tobacco	62,928	2.1
Diversified Chemicals	59,378	2.0
Home Entertainment Software	58,667	2.0
Hotels, Resorts & Cruise Lines	54,499	1.8
Other Diversified Financial Services	48,912	1.7
Air Freight & Logistics	48,303	1.6
Diversified Banks	47,871	1.6
Household Products	43,700	1.5
Construction Materials	41,019	1.4
Consumer Finance	23,539	0.8
Wireless Telecommunication Services	22,233	0.8
Investment Banking & Brokerage	11,218	0.4

	$2,790,052	94.3%

11
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Statements

Statement of Assets and Liabilities
March 31, 2009

Assets:
Total Investments (Cost $5,134,740)	$2,941,052
Foreign Currency (Cost $7)	7
Cash	572
Receivables:
Investments Sold	23,617
Expense Reimbursement from Adviser	22,814
Fund Shares Sold	16,908
Dividends	6,071
Unamortized Offering Costs	38,436
Other	3,345

Total Assets	3,052,822

Liabilities:
Payables:
Investments Purchased	44,282
Distributor and Affiliates	10,795
Trustees’ Deferred Compensation and Retirement Plans	10,326
Accrued Expenses	28,842

Total Liabilities	94,245

Net Assets	$2,958,577

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$5,555,744
Accumulated Net Undistributed Investment Income	25,102
Accumulated Net Realized Loss	(428,573)
Net Unrealized Depreciation	(2,193,696)

Net Assets	$2,958,577

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $428,872 and 84,634 shares of beneficial interest issued and outstanding)	$5.07
Maximum sales charge (5.75%* of offering price)	0.31

Maximum offering price to public	$5.38

Class B Shares:
Net asset value and offering price per share (Based on net assets of $82,506 and 16,292 shares of beneficial interest issued and outstanding)	$5.06

Class C Shares:
Net asset value and offering price per share (Based on net assets of $61,576 and 12,128 shares of beneficial interest issued and outstanding)	$5.08

Class I Shares:
Net asset value and offering price per share (Based on net assets of $2,335,072 and 460,000 shares of beneficial interest issued and outstanding)	$5.08

Class R Shares:
Net asset value and offering price per share (Based on net assets of $50,551 and 10,000 shares of beneficial interest issued and outstanding)	$5.06

*	On sales of $50,000 or more, the sales charge will be reduced.

12
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Statements  continued

Statement of Operations
For the Period May 30, 2008 (Commencement of Operations) to March 31, 2009

Investment Income:
Dividends (Net of foreign withholding taxes of $637)	$23,566
Interest	3,355

Total Income	26,921

Expenses:
Offering Costs	161,275
Professional Fees	57,571
Accounting and Administrative Expenses	32,364
Reports to Shareholders	27,314
Investment Advisory Fee	26,459
Trustees’ Fees and Related Expenses	19,529
Transfer Agent Fees	15,910
Custody	10,710
Registration Fees	10,137
Distribution (12b-1) and Service Fees
Class A	735
Class B	176
Class C	36
Class R	269
Other	12,540

Total Expenses	375,025
Expense Reduction	337,061

Net Expenses	37,964

Net Investment Loss	$(11,043)

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(428,670)
Foreign Currency Transactions	(6,268)

Net Realized Loss	(434,938)

Unrealized Appreciation/Depreciation:
Beginning of the Period	-0-
End of the Period:
Investments	(2,193,688)
Foreign Currency Translation	(8)

Net Unrealized Depreciation During the Period	(2,193,696)

Net Realized and Unrealized Loss	$(2,628,634)

Net Decrease in Net Assets From Operations	$(2,639,677)

13
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Statements  continued

Statement of Changes in Net Assets

For the Period
May 30, 2008
(Commencement of
Operations) to
March 31, 2009

From Investment Activities:
Operations:
Net Investment Loss	$(11,043)
Net Realized Loss	(434,938)
Net Unrealized Depreciation During the Period	(2,193,696)

Change in Net Assets from Operations	(2,639,677)

Net Change in Net Assets from Investment Activities	(2,639,677)

From Capital Transactions:
Proceeds from Shares Sold	5,824,108
Cost of Shares Repurchased	(225,854)

Net Change in Net Assets from Capital Transactions	5,598,254

Total Increase in Net Assets	2,958,577
Net Assets:
Beginning of the Period	-0-

End of the Period (Including accumulated undistributed net investment income of $25,102)	$2,958,577

14
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

	May 30, 2008
	(Commencement
	of Operations) to
Class A Shares	March 31, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Loss (a)	(0.03)
Net Realized and Unrealized Loss	(4.90)

Total from Investment Operations	(4.93)

Net Asset Value, End of the Period	$5.07

Total Return* (b)	–49.30%	**
Net Assets at End of the Period (In millions)	$0.4
Ratio of Expenses to Average Net Assets*	1.50%
Ratio of Net Investment Loss to Average Net Assets*	(0.57%	)
Portfolio Turnover	32%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	13.43%
Ratio of Net Investment Loss to Average Net Assets	(12.50%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to .25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

15
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

	May 30, 2008
	(Commencement
	of Operations) to
Class B Shares	March 31, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Loss (a)	(0.03)
Net Realized and Unrealized Loss	(4.91)

Total from Investment Operations	(4.94)

Net Asset Value, End of the Period	$5.06

Total Return* (b)	–49.40%	(c)**
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets*	1.56%	(c)
Ratio of Net Investment Loss to Average Net Assets*	(0.63%	)(c)
Portfolio Turnover	32%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	13.08%	(c)
Ratio of Net Investment Loss to Average Net Assets	(12.15%	)(c)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

16
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

	May 30, 2008
	(Commencement
	of Operations) to
Class C Shares	March 31, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Loss (a)	(0.02)
Net Realized and Unrealized Loss	(4.90)

Total from Investment Operations	(4.92)

Net Asset Value, End of the Period	$5.08

Total Return* (b)	–49.20%	(c)**
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets*	1.31%	(c)
Ratio of Net Investment Loss to Average Net Assets*	(0.39%	)(c)
Portfolio Turnover	32%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	12.85%	(c)
Ratio of Net Investment Loss to Average Net Assets	(11.93%	)(c)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

17
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

	May 30, 2008
	(Commencement
	of Operations) to
Class I Shares	March 31, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Loss (a)	(0.02)
Net Realized and Unrealized Loss	(4.90)

Total from Investment Operations	(4.92)

Net Asset Value, End of the Period	$5.08

Total Return* (b)	–49.20%	**
Net Assets at End of the Period (In millions)	$2.3
Ratio of Expenses to Average Net Assets*	1.25%
Ratio of Net Investment Loss to Average Net Assets*	(0.34%	)
Portfolio Turnover	32%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	12.66%
Ratio of Net Investment Loss to Average Net Assets	(11.75%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

18
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

	May 30, 2008
	(Commencement
	of Operations) to
Class R Shares	March 31, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Loss (a)	(0.05)
Net Realized and Unrealized Loss	(4.89)

Total from Investment Operations	(4.94)

Net Asset Value, End of the Period	$5.06

Total Return* (b)	–49.40%	**
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets*	1.75%
Ratio of Net Investment Loss to Average Net Assets*	(0.84%	)
Portfolio Turnover	32%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	13.15%
Ratio of Net Investment Loss to Average Net Assets	(12.24%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return includes combined Rule 12b-1 fees and service fees of up to .50% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

19
See Notes to Financial Statements

Van Kampen Global Growth Fund
Notes to Financial Statements  ■  March 31, 2009

1. Significant Accounting Policies
Van Kampen Global Growth Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term capital appreciation by investing primarily in growth-oriented equity securities on a global basis. The Fund commenced investment operations on May 30, 2008. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares, and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Listed and unlisted securities for which the last sale price is available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective May 30, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the

20

Van Kampen Global Growth Fund
Notes to Financial Statements  ■  March 31, 2009  continued

reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$1,999,543
Level 2—Other Significant Observable Inputs	941,509
Level 3—Significant Unobservable Inputs	-0-

Total	$2,941,052

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and

21

Van Kampen Global Growth Fund
Notes to Financial Statements  ■  March 31, 2009  continued

to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward eight years following the year of the loss and offset such losses against any future realized capital gains. At March 31, 2009, the Fund had an accumulated capital loss carry forward for tax purposes of $213,139, which will expire on March 31, 2017.
At March 31, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$5,139,461

Gross tax unrealized appreciation	$90,360
Gross tax unrealized depreciation	(2,288,769)

Net tax unrealized depreciation on investments	$(2,198,409)

E. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date. There were no taxable distributions paid during the period ended March 31, 2009.
Permanent differences, primarily due to non-deductible offering and start up costs, resulted in the following reclassifications among the Fund’s components of net assets at March 31, 2009:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$36,145	$6,365	$(42,510)

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$36,249

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions, and post-October losses

22

Van Kampen Global Growth Fund
Notes to Financial Statements  ■  March 31, 2009  continued

of $210,713, which are not recognized for tax purposes until the first day of the following fiscal year, and gains or losses recognized for tax purposes but not for book on March 31, 2009.

F. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the last quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions on the Statement of Operations include the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions.

G. Offering Costs Offering costs are amortized, on a straight-line basis, over a twelve month period.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $750 million	.90%
Next $750 million	.85%
Over $1.5 billion	.80%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.50%, 1.56%, 1.31%, 1.25%, and 1.75% for Classes A, B, C, I, and R Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the period ended March 31, 2009, the Adviser waived or reimbursed approximately $337,100 of advisory fees or other expenses.
For the period ended March 31, 2009, the Fund recognized expenses of approximately $100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the period ended March 31, 2009, the Fund recognized expenses of approximately $42,200 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting

23

Van Kampen Global Growth Fund
Notes to Financial Statements  ■  March 31, 2009  continued

Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended March 31, 2009, the Fund recognized expenses of approximately $14,100 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and trustees of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $3,300 are included in “Other” assets on the Statement of Assets and Liabilities at March 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the period ended March 31, 2009, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $62.
For the period ended March 31, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $200 and contingent deferred sales charge (CDSC) on redeemed shares of Class B of approximately $30. Sales charges do not represent expenses of the Fund.
At March 31, 2009, Morgan Stanley Investment Management, Inc., an affiliate of the Adviser, owned 10,000 shares of Class A, 10,000 shares of Class B, 10,000 shares of Class C, 460,000 shares of Class I, and 10,000 shares of Class R.

24

Van Kampen Global Growth Fund
Notes to Financial Statements  ■  March 31, 2009  continued

3. Capital Transactions
For the period ended March 31, 2009, transactions were as follows:

	Shares	Value

Sales:
Class A	128,527	$877,729
Class B	16,770	135,324
Class C	12,128	111,055
Class I	460,000	4,600,000
Class R	10,000	100,000

Total Sales	627,425	$5,824,108

Repurchases:
Class A	(43,893)	$(223,041)
Class B	(478)	(2,813)
Class C	-0-	-0-
Class I	-0-	-0-
Class R	-0-	-0-

Total Repurchases	(44,371)	$(225,854)

4. Redemption Fee
Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the period ended March 31, 2009 the Fund did not receive any redemption fees. Effective November 3, 2008, the redemption fee is no longer applied.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $6,450,070 and $1,037,660, respectively.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets, and up to .50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
All distribution expenses incurred by the Distributor have been reimbursed by the Fund which has resulted in a reduced distribution fee for both Class B and Class C Shares. To the extent distribution expenses are incurred by the Distributor in the future, these amounts may be recovered from subsequent payments under the distribution plan or CDSC.

25

Van Kampen Global Growth Fund
Notes to Financial Statements  ■  March 31, 2009  continued

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Accounting Pronouncements
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.
On April 9, 2009, the Financial Accounting Standards Board issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the assets or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current FAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP 157-4 and the impact it will have on the financial statement disclosures.

26

Van Kampen Global Growth Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Global Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Global Growth Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust) as of March 31, 2009, and the related statements of operations, and changes in net assets, and the financial highlights for the period from May 30, 2008 (commencement of operations) to March 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Growth Fund of the Van Kampen Equity Trust at March 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the period from May 30, 2008 (commencement of operations) to March 31, 2009, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
May 15, 2009

27

Van Kampen Global Growth Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

28

Van Kampen Global Growth Fund
Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2007	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

29

Van Kampen Global Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2007	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2007	President of CAC, LLC, a private company offering capital investment and management advisory services.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

30

Van Kampen Global Growth Fund
Trustees and Officers continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2007	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2007	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2007	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

31

Van Kampen Global Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2007	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2007	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

32

Van Kampen Global Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2007	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

33

Van Kampen Global Growth Fund
Trustees and Officers continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2007	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

34

Van Kampen Global Growth Fund
Trustees and Officers  continued

Officers
Term of
	Position(s)	Office and
Name, Age and	Held with	Length of	Principal Occupation(s)
Address of Officer	Fund	Time Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2007	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2007	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

35

Van Kampen Global Growth Fund
Trustees and Officers continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

36

Van Kampen Global Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen Global Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Global Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Global Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen Global Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

55, 155, 255, 660, 517
GGANN 5/09
IU09-02086P-Y03/09

Item 2. Code of Ethics.
(a)	The Trust has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in June 2008 and November 2008 and the general counsel’s designee set forth in Exhibit C was amended in January 2008 and April 2009. All three editions of Exhibit B and all three editions of Exhibit C are attached.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Trust’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Trust’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees : Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2009
	Registrant	Covered Entities(1)
Audit Fees	$287,400	N/A

Non-Audit Fees
Audit-Related Fees	$0	$300,200(2)
Tax Fees	$31,950(3)	$99,522(4)
All Other Fees	$0	$510,957(5)
Total Non-Audit Fees	$31,950	$910,679

Total	$319,350	$910,679

2008
	Registrant	Covered Entities(1)
Audit Fees	$315,800	N/A

Non-Audit Fees
Audit-Related Fees	$0	$449,800(2)
Tax Fees	$33,475(3)	$59,185(4)
All Other Fees	$0	$178,366(5)
Total Non-Audit Fees	$33,475	$687,351

Total	$349,275	$687,351

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(4)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)	All Other Fees represent attestation services provided in connection with performance presentation standards, and a regulatory compliance project performed.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
JOINT AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
VAN KAMPEN FUNDS
AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 20041
1.	STATEMENT OF PRINCIPLES
          The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.2
          The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
          For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
          The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
          The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
          The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

[1]	This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

[2]	Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

          The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
2.	Delegation
          As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
3.	Audit Services
          The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
          In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
          The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
4.	Audit-related Services
          Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
          The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
5.	Tax Services
          The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.
          Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).
6.	All Other Services
          The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
          The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
          A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
7.	Pre-Approval Fee Levels or Budgeted Amounts
          Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
8.	Procedures
          All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
          The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.	Additional Requirements
          The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
10.	Covered Entities
          Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
•	Van Kampen Investments Inc.

•	Van Kampen Asset Management

•	Van Kampen Advisors Inc.

•	Van Kampen Funds Inc.

•	Van Kampen Investor Services Inc.

•	Morgan Stanley Investment Management Inc.

•	Morgan Stanley Trust Company

•	Morgan Stanley Investment Management Ltd.

•	Morgan Stanley Investment Management Company

•	Morgan Stanley Asset & Investment Trust Management Company Ltd.
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.
(b) Not applicable.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Equity Trust
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: May 19, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: May 19, 2009
By: /s/ Stuart N. Schuldt
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: May 19, 2009